                             GT GLOBAL THEME FUNDS:
                                 ADVISOR CLASS
          PROSPECTUS -- FEBRUARY 29, 1996, AS REVISED OCTOBER 31, 1996
--------------------------------------------------------------------------------

          GT GLOBAL FINANCIAL SERVICES FUND                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
            GT GLOBAL INFRASTRUCTURE FUND                             GT GLOBAL HEALTH CARE FUND
           GT GLOBAL NATURAL RESOURCES FUND                       GT GLOBAL TELECOMMUNICATIONS FUND

The GT GLOBAL HEALTH CARE FUND ("HEALTH CARE FUND") seeks its investment objective of long-term capital appreciation by investing primarily in securities of health care companies throughout the world.

The GT GLOBAL TELECOMMUNICATIONS FUND ("TELECOMMUNICATIONS FUND") seeks its investment objective of long-term growth of capital by investing primarily in securities of companies throughout the world engaged in development, manufacture or sale of telecommunications services or equipment.

The GT GLOBAL FINANCIAL SERVICES FUND ("FINANCIAL SERVICES FUND"), GT GLOBAL INFRASTRUCTURE FUND ("INFRASTRUCTURE FUND"), GT GLOBAL NATURAL RESOURCES FUND ("NATURAL RESOURCES FUND") and GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND ("CONSUMER PRODUCTS AND SERVICES FUND") seek their investment objectives of long-term capital growth by investing all of their investable assets in their corresponding Portfolios, each of which invests in securities of companies throughout the world that operate in their respective theme industries.

The Global Financial Services Portfolio ("Financial Services Portfolio") invests primarily in securities of companies throughout the world that operate within the financial services industries.

The Global Infrastructure Portfolio ("Infrastructure Portfolio") invests primarily in securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure.

The Global Natural Resources Portfolio ("Natural Resources Portfolio") invests primarily in securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies.

The Global Consumer Products and Services Portfolio ("Consumer Products and Services Portfolio") invests primarily in securities of companies throughout the world that manufacture, market, retail or distribute consumer products and services.

Collectively, the above-named Funds are known as the "GT Global Theme Funds," and the Portfolios are known individually as a "Portfolio" and collectively as the "Portfolios."

Each Portfolio's investment objective is identical to that of its corresponding Fund. As this structure is different from many other investment companies which directly acquire and manage their own portfolios, investors should carefully consider this investment approach. For additional information on the Funds, the Portfolios and the theme industries in which the GT Global Theme Funds invest, see "Investment Objectives and Policies" and "Management."

There can be no assurance that any Fund or Portfolio will achieve its investment objective.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The Funds and the Portfolios are managed and/or administered by Chancellor LGT Asset Management, Inc. (the "Manager"). The Manager and its worldwide affiliates are part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

Shares offered by this Prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees.

This Prospectus sets forth concisely the information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated February 29, 1996, as revised October 31, 1996, has been filed with the Securities and Exchange Commission and, as supplemented or amended from time to time, is incorporated by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco 94111, or by calling (800) 824-1580.

FOR FURTHER INFORMATION, CALL (800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISOR.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES  COMMISSION,  NOR   HAS
   THE   SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
     COMMISSION PASSED  ON THE  ACCURACY OR  ADEQUACY OF  THIS  PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                             GT GLOBAL THEME FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          9
Investment Objective and Policies.........................................................         15
Risk Factors..............................................................................         23
How to Invest.............................................................................         31
How to Make Exchanges.....................................................................         33
How to Redeem Shares......................................................................         34
Shareholder Account Manual................................................................         36
Calculation of Net Asset Value............................................................         37
Dividends, Other Distributions and Federal Income Taxation................................         37
Management................................................................................         39
Other Information.........................................................................         45

                               Prospectus Page 2

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

Investment Objective:          Financial  Services Fund,  Infrastructure Fund,  Natural Resources
                               Fund and  Consumer  Products  and  Services  Fund  seek  long-term capital  growth.  The  Health Care  Fund  seeks  long-term capital appreciation. The Telecommunications  Fund seeks long-term  growth of capital

Principal Investments:         Financial  Services Fund invests  all of its  investable assets in the Financial Services Portfolio, that, in turn, invests primarily in equity  securities  of  companies  throughout  the  world  that operate in the financial services industry

                               Infrastructure  Fund invests all  of its investable  assets in the
                               Infrastructure Portfolio,  that,  in turn,  invests  primarily  in equity  securities of companies throughout  the world that design,
                               develop  or  provide  products  and  services  significant  to   a
                               country's infrastructure

                               Natural Resources Fund invests all of its investable assets in the
                               Natural  Resources Portfolio, that, in  turn, invests primarily in equity securities  of companies  throughout  the world  that  own, explore  or develop natural resources and other basic commodities, or supply goods and services to such companies

                               Consumer Products and Services Fund invests all of its  investable assets  in the Consumer Products  and Services Portfolio, that, in
                               turn,  invests  primarily  in   equity  securities  of   companies
                               throughout   the  world   that  manufacture,   market,  retail  or
                               distribute consumer products and services

                               Health Care Fund invests primarily in equity securities of  health care companies throughout the world

                               Telecommunications  Fund invests primarily in equity securities of companies throughout the world engaged in development, manufacture or sale of telecommunications services or equipment

Investment Manager:            Chancellor LGT Asset Management, Inc.  (the "Manager") is part  of
                               Liechtenstein  Global Trust, a provider of global asset management and private  banking  products  and  services  to  individual  and institutional  investors, entrusted with approximately $80 billion in total assets

                               Advisor Class shares  are offered through  this Prospectus to  (a)
Advisor Class Shares:          trustees  or  other  fiduciaries  purchasing  shares  for employee benefit plans which are sponsored  by organizations which have  at least  1,000 employees;  (b) any account  with assets  of at least
                               $10,000 if  (i) a  financial planner,  trust company,  bank  trust
                               department   or  registered  investment   adviser  has  investment
                               discretion over such  account, and  (ii) the  account holder  pays such  person as compensation for its  advice and other services an annual fee  of  at  least  .50%  on  the  assets  in  the  account
                               ("Advisory  Account");  (c) any  account  with assets  of  a least
                               $10,000 if  (i) such  account is  established under  a "wrap  fee"
                               program,  and (ii)  the account  holder pays  the sponsor  of such program an  annual fee  of at  least  .50% on  the assets  in  the

                               Prospectus Page 3

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               account  ("Wrap Fee Account"); (d) accounts  advised by one of the companies  comprising  or  affiliated  with  Liechtenstein  Global
                               Trust;  and (e) any of the companies comprising or affiliated with
                               Liechtenstein Global Trust

Exchange Privileges:           Advisor Class shares of a Fund  may only be exchanged for  Advisor
                               Class  shares of other GT Global  Mutual Funds, which are open-end management investment companies advised and/or administered by the
                               Manager

Dividends and Other
  Distributions:               Dividends paid annually  from net investment  income and  realized net  short-term capital  gains; other  distributions paid annually from  net  capital  gain  and  net  gains  from  foreign  currency transactions, if any

Reinvestment:                  Dividends  and other distributions may be reinvested automatically in Advisor Class  shares of  the distributing Fund  or in  Advisor
                               Class shares of other GT Global Mutual Funds

Net Asset Values:              Advisor  Class shares of the  Health Care Fund, Telecommunications
                               Fund,  Infrastructure  Fund,  Financial  Services  Fund,   Natural
                               Resources  Fund  and  Consumer  Products  and  Services  Fund  are
                               expected to  be quoted  daily  in the  financial section  of  most newspapers

                               Prospectus Page 4

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND ADMINISTRATOR. The Manager and its worldwide asset management affiliates maintain fully-staffed investment offices in Frankfurt, Hong Kong, London, New York, San Francisco, Singapore, Sydney, Tokyo and Toronto. The Manager is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors. As of October 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $80 billion. The companies comprising Liechtenstein Global Trust are indirect subsidiaries of the Prince of Liechtenstein Foundation. See "Management."

INVESTMENT OBJECTIVE AND POLICIES. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund seek long-term capital growth, the Telecommunications Fund seeks long-term growth of capital and the Health Care Fund seeks long-term capital appreciation. Each Fund is hereinafter referred to individually as a "Fund" and collectively as "Funds."

The Funds are mutual funds organized as diversified series of G.T. Investment Funds, Inc. (the "Company"). The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio, Consumer Products and Services Portfolio, Health Care Fund and Telecommunications Fund are hereinafter referred to individually as a "Theme Portfolio," or collectively, "Theme Portfolios."

The Financial Services Fund seeks its investment objective by investing all of its investable assets in the Financial Services Portfolio that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by financial services companies throughout the world. See "Investment Objective and Policies."

The Infrastructure Fund seeks its investment objective by investing all of its investable assets in the Infrastructure Portfolio that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. See "Investment Objective and Policies."

The Natural Resources Fund seeks its investment objective by investing all of its investable assets in the Natural Resources Portfolio that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. See "Investment Objective and Policies."

The Consumer Products and Services Fund seeks its investment objective by investing all of its investable assets in the Consumer Products and Services Portfolio that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by companies throughout the world that manufacture, market, retail or distribute consumer products and services. See "Investment Objective and Policies."

The Health Care Fund seeks its investment objective by normally investing at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by health care companies throughout the world. See "Investment Objective and Policies."

The Telecommunications Fund seeks its investment objective by normally investing at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. See "Investment Objective and Policies."

The remainder of each of the foregoing Theme Portfolio's assets may be invested in debt securities issued by companies in their respective industries and/or in equity and debt securities of companies outside those industries, which, in the opinion of the Manager, stand to benefit from developments in those industries.

                               Prospectus Page 5

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

The Manager believes that a portfolio of securities of companies operating in one of the industries described above located throughout the world presents greater potential for long-term capital growth and appreciation than a portfolio comprising solely securities of U.S. issuers.

INVESTMENT TECHNIQUES AND RISK FACTORS. Each Theme Portfolio may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. The Theme Portfolios' participation in the currency, options and futures markets involves certain risks and transaction costs.

Each Theme Portfolio may borrow an amount up to 33 1/3% of its total assets in order to meet redemption requests. This may cause greater fluctuation in the value of a Fund's shares than would be the case if the Theme Portfolio did not borrow, but also may enable the Theme Portfolio to retain favorable securities positions rather than liquidating such positions to meet redemption needs. Each Theme Portfolio also is authorized to lend securities to broker/dealers or to other institutional investors.

The Financial Services Portfolio, Health Care Fund and Telecommunications Fund may each invest up to 5%, and the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each invest up to 20% of its total assets in below investment grade debt securities, which may include
(i) corporate debt securities and (ii) debt instruments issued by governments. Investments of this type are subject to a greater risk of loss of principal and interest.

Each Theme Portfolio's policy of concentrating its investments in companies in its particular industries may cause a Fund's net asset value to fluctuate more than if it invested in a greater number of industries.

Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates will affect the Funds' net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

There is no assurance that the Funds or the Portfolios will achieve their investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its securities holdings.

Investors should review the investment objective and policies of the Theme Portfolios carefully and consider their ability to assume these and other risks involved in purchasing shares of a particular Fund.

PURCHASES AND REDEMPTIONS. Advisor Class shares of each Fund's common stock are available through Financial Advisors (as defined herein) who have entered into agreements with the Fund's distributor, GT Global, Inc. ("GT Global") or certain of its affiliates. See "How to Invest" and "Shareholder Account Manual." Shares may be redeemed through the Funds' transfer agent, GT Global Investor Services, Inc. ("Transfer Agent"). See "How to Redeem Shares" and "Shareholder Account Manual."

                               Prospectus Page 6

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Advisor Class shares of the Funds and the aggregate annual operating expenses for the Funds and the Portfolios are reflected in the following tables*:

                                                              GT GLOBAL           GT GLOBAL             GT GLOBAL
                                                             HEALTH CARE     TELECOMMUNICATIONS    FINANCIAL SERVICES
                                                                FUND                FUND                  FUND
                                                           ---------------  ---------------------  -------------------
                                                            ADVISOR CLASS       ADVISOR CLASS         ADVISOR CLASS
                                                           ---------------  ---------------------  -------------------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares
    (% of offering price)................................          None                None                  None
  Sales charges on reinvested distributions to
    shareholders.........................................          None                None                  None
  Deferred sales charges.................................          None                None                  None
  Redemption charges.....................................          None                None                  None
  Exchange fees:
      -- On first four exchanges each year...............          None                None                  None
      -- On each additional exchange.....................         $7.50               $7.50                 $7.50
ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees..........         0.98%               0.93%                 0.98%
  12b-1 service and distribution expenses................          None                None                  None
  Other expenses (after reimbursements)..................         0.43%               0.40%                 0.92%
                                                                -------             -------               -------
  Total Fund Operating Expenses..........................         1.41%               1.33%                 1.90%
                                                                -------             -------               -------
                                                                -------             -------               -------

                                                              GT GLOBAL           GT GLOBAL             GT GLOBAL
                                                           INFRASTRUCTURE     NATURAL RESOURCES     CONSUMER PRODUCTS
                                                                FUND                FUND            AND SERVICES FUND
                                                           ---------------  ---------------------  -------------------
                                                            ADVISOR CLASS       ADVISOR CLASS         ADVISOR CLASS
                                                           ---------------  ---------------------  -------------------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares
    (% of offering price)................................          None                None                  None
  Sales charges on reinvested distributions to
    shareholders.........................................          None                None                  None
  Deferred sales charges.................................          None                None                  None
  Redemption charges.....................................          None                None                  None
  Exchange fees:
      -- On first four exchanges each year...............          None                None                  None
      -- On each additional exchange.....................         $7.50               $7.50                 $7.50
ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees..........         0.98%               0.98%                 0.98%
  12b-1 service and distribution expenses................          None                None                  None
  Other expenses (after reimbursements)..................         0.92%               0.92%                 0.92%
                                                                -------             -------               -------
  Total Fund Operating Expenses..........................         1.90%               1.90%                 1.90%
                                                                -------             -------               -------
                                                                -------             -------               -------

                               Prospectus Page 7

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES:
An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Funds, assuming a 5% annual return:

                                              GT GLOBAL                     GT GLOBAL                       GT GLOBAL
                                             HEALTH CARE                TELECOMMUNICATIONS             FINANCIAL SERVICES
                                                FUND                           FUND                           FUND
                                     ---------------------------   ----------------------------   -----------------------------
                                     ONE    THREE  FIVE     TEN    ONE    THREE   FIVE     TEN     ONE    THREE   FIVE     TEN
                                     YEAR   YEARS  YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS
                                     ----   ----   -----   -----   ----   -----   -----   -----   -----   -----   -----   -----
Advisor Class Shares...............  $13    $44    $ 98    $177    $13    $ 42    $ 93    $167    $ 18    $ 60    $125    $239

                                                                                                            GT GLOBAL
                                              GT GLOBAL                     GT GLOBAL                   CONSUMER PRODUCTS
                                           INFRASTRUCTURE               NATURAL RESOURCES                      AND
                                                FUND                           FUND                       SERVICES FUND
                                     ---------------------------   ----------------------------   -----------------------------
                                     ONE    THREE  FIVE     TEN    ONE    THREE   FIVE     TEN     ONE    THREE   FIVE     TEN
                                     YEAR   YEARS  YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR    YEARS   YEARS   YEARS
                                     ----   ----   -----   -----   ----   -----   -----   -----   -----   -----   -----   -----
Advisor Class Shares...............  $18    $60    $125    $239    $18    $ 60    $125    $239    $ 18    $ 60    $125    $239

--------------
* BECAUSE ADVISOR CLASS SHARES WERE NOT OFFERED PRIOR TO JUNE 1, 1995, EXPENSES ARE ESTIMATES AND DO NOT REFLECT ACTUAL ADVISOR CLASS EXPENSES. SUCH DATA ARE DERIVED FROM CLASS A AND CLASS B SHARE EXPENSES FOR THE HEALTH CARE FUND, TELECOMMUNICATIONS FUND, FINANCIAL SERVICES FUND, INFRASTRUCTURE FUND AND NATURAL RESOURCES FUND AND THEIR CORRESPONDING PORTFOLIOS, AND ARE BASED ON THE FUNDS' FISCAL YEAR ENDED OCTOBER 31, 1995. BECAUSE THE CONSUMER PRODUCTS AND SERVICES FUND AND ITS CORRESPONDING PORTFOLIO COMMENCED OPERATIONS ONLY ON DECEMBER 30, 1994, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE FIRST YEAR OF OPERATIONS OF SUCH FUND AND ITS PORTFOLIO. THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUNDS. "Other expenses" include custody, transfer agent, legal, audit and other operating expenses. See "Management" herein and the Statement of Additional Information for more information. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Advisor Class shares are estimated to be 0.98%, 7.67%, and 8.64% for Financial Services Fund and its corresponding Portfolio, 0.98%, 1.15%, and 2.12% for Infrastructure Fund and its corresponding Portfolio, 0.98%, 2.0%, and 2.97% for Natural Resources Fund and its corresponding Portfolio, and 0.98%, 12.16% and 13.13% for Consumer Products and Services Fund and its corresponding Portfolio. Investors purchasing Advisor Class shares through financial planners, trust companies, bank trust departments or registered investment advisers, or under a "wrap fee" program, will be subject to additional fees charged by such entities or by the sponsors of such programs. Where any account advised by one of the companies comprising or affiliated with Liechtenstein Global Trust invests in Advisor Class shares of a Fund, such account shall not be subject to duplicative advisory fees. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' AND THE PORTFOLIOS' ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

    The above table and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Funds' or the Portfolios' projected or actual performance.

    The Annual Fund Operating Expenses for the Consumer Products and Services Fund and its corresponding Portfolio are annualized projections based upon current administration fees for the Fund and management and administration fees for the Portfolio and estimated amounts for Other expenses. The Board of Directors of the Company believes that the aggregate per share expenses of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and each of their corresponding Portfolios will be approximately equal to the expenses such Fund would incur if its assets were invested directly in the type of securities being held by its corresponding Portfolio. If investors other than such Fund invest in its corresponding Portfolio, such Funds could achieve economies of scale which could reduce expenses.

                               Prospectus Page 8

                             GT GLOBAL THEME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed financial information concerning income and capital changes for one share of each class of shares of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the fiscal year ended October 31, 1995, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon is also included in the Statement of Additional Information.

                           GT GLOBAL HEALTH CARE FUND

                                                                  CLASS A+
                                -----------------------------------------------------------------------------
                                                                                                  AUGUST 7,
                                                                                                    1989
                                                                                                (COMMENCEMENT
                                                                                                     OF
                                                    YEAR ENDED OCTOBER 31,                       OPERATIONS)
                                --------------------------------------------------------------   TO OCTOBER
                                 1995*     1994*      1993*       1992       1991       1990      31, 1989
                                --------  --------   --------   --------   --------   --------  -------------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $  19.60  $  17.86   $  17.44   $  19.29   $  12.83   $  11.83     $ 11.43
                                --------  --------   --------   --------   --------   --------  -------------
Income from investment
 operations:
  Net investment income
   (loss).....................     (0.15)    (0.22)     (0.15)     (0.18)      0.03       0.06        0.01
  Net realized and unrealized
   gain (loss) on
   investments................      3.73      2.02       0.57      (1.53)      6.78       0.97        0.39
                                --------  --------   --------   --------   --------   --------  -------------
  Net increase (decrease) from
   investment operations......      3.58      1.80       0.42      (1.71)      6.81       1.03        0.40
                                --------  --------   --------   --------   --------   --------  -------------
Distributions:
  Net investment income.......     (0.00)    (0.00)     (0.00)     (0.00)     (0.07)     (0.03)      (0.00)
  Net realized gain on
   investments................     (1.34)    (0.00)     (0.00)     (0.14)     (0.28)     (0.00)      (0.00)
  In excess of net realized
   gain on investments........     (0.00)    (0.06)     (0.00)     (0.00)     (0.00)     (0.00)      (0.00)
                                --------  --------   --------   --------   --------   --------  -------------
    Total distributions.......     (1.34)    (0.06)     (0.00)     (0.14)     (0.35)     (0.03)      (0.00)
                                --------  --------   --------   --------   --------   --------  -------------
Net asset value, end of
 period.......................  $  21.84  $  19.60   $  17.86   $  17.44   $  19.29   $  12.83     $ 11.83
                                --------  --------   --------   --------   --------   --------  -------------
                                --------  --------   --------   --------   --------   --------  -------------
Total investment return (c)...    19.79%    10.11%       2.4%     (8.9)%      54.2%       8.7%        3.5%(a)

Ratios and supplemental data:
Net assets, end of period
 (in 000's)...................  $426,380  $438,940   $461,113   $655,867   $552,897   $145,544     $49,903
Ratio of net investment income
 (loss) to average net
 assets.......................   (0.72)%   (1.23)%    (0.90)%    (0.97)%      0.19%      0.66%        3.2%(b)
Ratio of expenses to average
 net assets:
  With expense reduction......     1.85%     1.98%       2.0%      2.05%      2.01%      2.39%        2.5%(b)
  Without expense reduction...     1.91%        -%(d)       -%(d)       -%(d)       -%(d)       -%(d)         -%(d)
Portfolio turnover rate +++...       99%       64%        61%        30%        23%        34%        183%(b)

                                                                  ADVISOR
                                          CLASS B++               CLASS**
                                -----------------------------   ------------

                                   YEAR ENDED      APRIL 1,     JUNE 1, 1995
                                  OCTOBER 31,        1993            TO
                                ----------------  TO OCTOBER    OCTOBER 31,
                                 1995*    1994*    31, 1993*        1995
                                -------  -------  -----------   ------------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $ 19.46  $ 17.80    $ 15.59       $ 18.66
                                -------  -------  -----------   ------------
Income from investment
 operations:
  Net investment income
   (loss).....................    (0.25)   (0.32)     (0.14)        (0.02)
  Net realized and unrealized
   gain (loss) on
   investments................     3.69     2.02       2.35          3.24
                                -------  -------  -----------   ------------
  Net increase (decrease) from
   investment operations......     3.44     1.70       2.21          3.22
                                -------  -------  -----------   ------------
Distributions:
  Net investment income.......    (0.00)   (0.00)     (0.00)         0.00
  Net realized gain on
   investments................    (1.34)   (0.00)     (0.00)         0.00
  In excess of net realized
   gain on investments........    (0.00)   (0.04)     (0.00)         0.00
                                -------  -------  -----------   ------------
    Total distributions.......    (1.34)   (0.04)     (0.00)         0.00
                                -------  -------  -----------   ------------
Net asset value, end of
 period.......................  $ 21.56  $ 19.46    $ 17.80       $ 21.88
                                -------  -------  -----------   ------------
                                -------  -------  -----------   ------------
Total investment return (c)...   19.17%    9.55%      14.2%(a)     17.10%(a)
Ratios and supplemental data:
Net assets, end of period
 (in 000's)...................  $70,740  $39,100    $ 8,604       $   539
Ratio of net investment income
 (loss) to average net
 assets.......................  (1.22)%  (1.73)%    (1.40)%(b)    (0.22)%(b)
Ratio of expenses to average
 net assets:
  With expense reduction......    2.35%    2.48%      2.54%(b)      1.35%(b)
  Without expense reduction...    2.41%       -%  )        -%(d)     1.41%(b)
Portfolio turnover rate +++...      99%      64%        61%           99%

--------------

+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* These selected per share data were calculated based upon weighted average shares outstanding during the period.

**  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 9

                             GT GLOBAL THEME FUNDS

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                   CLASS A+
                             ----------------------------------------------------
                                                                 JANUARY 27, 1992
                                   YEAR ENDED OCTOBER 31,        (COMMENCEMENT OF
                             ----------------------------------   OPERATIONS) TO
                                1995      1994(C)       1993     OCTOBER 31, 1992
                             ----------  ----------  ----------  ----------------
Per Share Operating
 Performance:
Net asset value, beginning
 of period.................  $    17.80  $    16.92  $    11.16      $  11.43
                             ----------  ----------  ----------  ----------------
Income from investment
 operations:
  Net investment income
   (loss)..................       (0.09)      (0.01)       0.08          0.14*
  Net realized and
   unrealized gain (loss)
   on investments..........       (0.43)       1.17        5.83         (0.41)
                             ----------  ----------  ----------  ----------------
  Net increase (decrease)
   from investment
   operations..............       (0.52)       1.16        5.91         (0.27)
                             ----------  ----------  ----------  ----------------
Distributions:
  Net investment income....       (0.00)      (0.01)      (0.15)        (0.00)
  Net realized gain on
   investments.............       (0.86)      (0.27)      (0.00)        (0.00)
                             ----------  ----------  ----------  ----------------
    Total distributions....       (0.86)      (0.28)      (0.15)        (0.00)
                             ----------  ----------  ----------  ----------------
Net asset value, end of
 period....................  $    16.42  $    17.80  $    16.92      $  11.16
                             ----------  ----------  ----------  ----------------
Total investment return
 (d).......................     (2.88)%       7.02%       53.6%        (2.4)%(a)

Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)................  $1,353,722  $1,644,402  $1,223,340      $442,862
Ratio of net investment
 income to average net
 assets....................     (0.49)%     (0.02)%        0.8%          2.1%*(b)
Ratio of expenses to
 average net assets:
  With expense
   reductions..............       1.77%        1.8%        2.0%(b)         2.3%*(b)
  Without expense
   reductions..............       1.83%          -%(e)         -%(e)           -%(e)
Portfolio turnover
 rate+++...................         62%         57%         41%            4%(b)

                                            CLASS B++                   ADVISOR CLASS**
                             ----------------------------------------   ----------------

                             YEAR ENDED OCTOBER 31,                       JUNE 1, 1995
                             ----------------------  APRIL 1, 1993 TO          TO
                                1995      1994(C)    OCTOBER 31, 1993   OCTOBER 31, 1995
                             ----------  ----------  ----------------   ----------------
Per Share Operating
 Performance:
Net asset value, beginning
 of period.................  $    17.66  $    16.87      $  12.68            $15.24
                             ----------  ----------  ----------------       -------
Income from investment
 operations:
  Net investment income
   (loss)..................       (0.17)      (0.10)         0.01              0.00
  Net realized and
   unrealized gain (loss)
   on investments..........       (0.43)       1.17          4.18              1.22
                             ----------  ----------  ----------------       -------
  Net increase (decrease)
   from investment
   operations..............       (0.60)       1.07          4.19              1.22
                             ----------  ----------  ----------------       -------
Distributions:
  Net investment income....       (0.00)      (0.01)        (0.00)             0.00
  Net realized gain on
   investments.............       (0.86)      (0.27)        (0.00)             0.00
                             ----------  ----------  ----------------       -------
    Total distributions....       (0.86)      (0.28)        (0.00)             0.00
                             ----------  ----------  ----------------       -------
Net asset value, end of
 period....................  $    16.20  $    17.66      $  16.87            $16.46
                             ----------  ----------  ----------------       -------
Total investment return
 (d).......................     (3.37)%       6.50%         33.0%(a)          7.94%(a)
Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)................  $1,111,520  $1,184,081      $455,335            $  681
Ratio of net investment
 income to average net
 assets....................     (0.99)%     (0.52)%          0.3%(b)          0.01%(b)
Ratio of expenses to
 average net assets:
  With expense
   reductions..............       2.27%        2.3%          2.5%(b)          1.27%(b)
  Without expense
   reductions..............       2.33%          -%(e)           -%(e)        1.33%(b)
Portfolio turnover
 rate+++...................         62%         57%           41%               62%

--------------

+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04%.

**  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

(a) Not annualized.

(b) Annualized.

(c) These per share operating performance data were calculated based upon weighted average shares outstanding during the year.

(d) Total investment return does not include sales charges.

(e) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

                               Prospectus Page 10

                             GT GLOBAL THEME FUNDS

                       GT GLOBAL FINANCIAL SERVICES FUND

                                                     CLASS A                         CLASS B               ADVISOR CLASS+
                                          -----------------------------   -----------------------------   ----------------
                                          YEAR ENDED     MAY 31, 1994     YEAR ENDED     MAY 31, 1994       JUNE 1, 1995
                                           OCTOBER     COMMENCEMENT OF     OCTOBER     COMMENCEMENT OF           TO
                                             31,        OPERATIONS) TO       31,        OPERATIONS) TO      OCTOBER 31,
                                           1995(D)     OCTOBER 31, 1994    1995(D)     OCTOBER 31, 1994         1995
                                          ----------   ----------------   ----------   ----------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.62         $ 11.43         $ 11.60         $ 11.43            $ 11.09
                                          ----------      --------        ----------      --------           --------
Income from investment operations:
  Net investment income.................      0.17*           0.02*           0.11*           0.00*              0.09*
  Net realized and unrealized gain on
   investments..........................      0.13            0.17            0.12            0.17               0.77
                                          ----------      --------        ----------      --------           --------
    Net increase from investment
     operations.........................      0.30            0.19            0.23            0.17               0.86
                                          ----------      --------        ----------      --------           --------
Net asset value, end of period..........   $ 11.92         $ 11.62         $ 11.83         $ 11.60            $ 11.95
                                          ----------      --------        ----------      --------           --------
                                          ----------      --------        ----------      --------           --------
Total investment return (b).............      2.58%           1.66%(c)        1.98%           1.49%(c)           7.75%(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 5,687         $ 3,175         $ 4,548         $ 2,235            $    31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement from the Manager.......      1.46%           0.66%(a)        0.96%           0.16%(a)           1.96%(a)
  Without expense reductions and
   reimbursement from the Manager.......     (5.34)%         (7.26)%(a)      (5.84)%         (7.76)%(a)         (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement from the Manager.......      2.34%           2.40%(a)        2.84%           2.90%(a)           1.84%(a)
  Without expense reductions and
   reimbursement from the Manager.......      9.14%          10.32%(a)        9.64%          10.82%(a)           8.64%(a)

------------------

(a) Annualized.

(b) Total investment return does not include sales charges.

(c) Not annualized.

(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

* Before reimbursement by the Manager, the net investment income per share would have been reduced by $0.59, $0.59 and $0.30 for Class A, Class B, and Advisor Class, respectively, for the period ended October 31, 1995, and $0.23 and $0.23 for Class A and Class B from May 31, 1994 to October 31, 1994.

+   Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                               Prospectus Page 11

                             GT GLOBAL THEME FUNDS

                         GT GLOBAL INFRASTRUCTURE FUND

                                                     CLASS A                         CLASS B               ADVISOR CLASS+
                                          -----------------------------   -----------------------------   ----------------
                                                         MAY 31, 1994                    MAY 31, 1994       JUNE 1, 1995
                                          YEAR ENDED   COMMENCEMENT OF    YEAR ENDED   COMMENCEMENT OF           TO
                                           OCTOBER      OPERATIONS) TO     OCTOBER      OPERATIONS) TO      OCTOBER 31,
                                           31, 1995    OCTOBER 31, 1994    31, 1995    OCTOBER 31, 1994         1995
                                          ----------   ----------------   ----------   ----------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 12.47         $ 11.43         $ 12.45         $ 11.43            $ 12.00
Income from investment operations:
                                          ----------      --------        ----------      --------           --------
  Net investment income (loss)..........     (0.03)*          0.01*          (0.09)*         (0.01)*             0.02*
  Net realized and unrealized gain
   (loss) on investments................     (0.33)           1.03           (0.33)           1.03               0.12
                                          ----------      --------        ----------      --------           --------
    Net increase (decrease) from
     investment operations..............     (0.36)           1.04           (0.42)           1.02               0.14
                                          ----------      --------        ----------      --------           --------
Net asset value, end of period..........   $ 12.11         $ 12.47         $ 12.03         $ 12.45            $ 12.14
                                          ----------      --------        ----------      --------           --------
                                          ----------      --------        ----------      --------           --------
Total investment return (c).............     (2.89)%          9.10%(b)       (3.37)%          8.92%(b)           1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $36,241         $23,615         $50,181         $30,954            $   216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by the Manager.........     (0.32)%          0.41%(a)       (0.82)%         (0.09)%(a)          0.18%(a)
  Without expense reductions and
   reimbursement by the Manager.........     (0.58)%         (0.47)%(a)      (1.08)%         (0.97)%(a)         (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by the Manager.........      2.36%           2.40%(a)        2.86%           2.90%(a)           1.86%(a)
  Without expense reductions and
   reimbursement by the Manager.........      2.62%           3.28%(a)        3.12%           3.78%(a)           2.12%(a)

------------------

(a) Annualized.

(b) Not annualized.

(c) Total investment return does not include sales charges.

* Before reimbursement by the Manager, the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class for the period ended October 31, 1995. Net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.

+   Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                               Prospectus Page 12

                             GT GLOBAL THEME FUNDS

                        GT GLOBAL NATURAL RESOURCES FUND

                                                                           CLASS A                             CLASS B
                                                              ----------------------------------  ----------------------------------
                                                                                MAY 31, 1994                        MAY 31, 1994
                                                               YEAR ENDED     COMMENCEMENT OF      YEAR ENDED     COMMENCEMENT OF
                                                              OCTOBER 31,      OPERATIONS) TO     OCTOBER 31,      OPERATIONS) TO
                                                                  1995        OCTOBER 31, 1994        1995        OCTOBER 31, 1994
                                                              ------------  --------------------  ------------  --------------------
Per Share Operating Performance:
Net asset value, beginning of period........................   $    12.41       $      11.43       $    12.38       $      11.43
                                                              ------------          --------      ------------          --------
Income from investment operations:
  Net investment income (loss)..............................         0.04*              0.06*           (0.02)*             0.03*
  Net realized and unrealized gain (loss) on investments....        (0.98)              0.92            (0.98)              0.92
                                                              ------------          --------      ------------          --------
    Net increase (decrease) from investment operations......        (0.94)              0.98            (1.00)              0.95
                                                              ------------          --------      ------------          --------
Distributions to shareholders:
  From net investment income................................        (0.03)              0.00            (0.02)              0.00
                                                              ------------          --------      ------------          --------
    Total distributions.....................................        (0.03)              0.00            (0.02)              0.00
                                                              ------------          --------      ------------          --------
Net asset value, end of period..............................   $    11.44       $      12.41       $    11.36       $      12.38
                                                              ------------          --------      ------------          --------
                                                              ------------          --------      ------------          --------
Total investment return (c).................................        (7.58)%             8.57%(b)        (8.05)%             8.31%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)........................   $   12,598       $     14,797       $   13,978       $     13,404
Ratio of net investment income (loss) to average net assets:
  With expense reductions and reimbursement from the
   Manager..................................................         0.41%              2.63%(a)        (0.09)%             2.13%(a)
  Without expense reductions and reimbursement from the
   Manager..................................................        (0.69)%             0.65%(a)        (1.19)%             0.15%(a)
Ratio of expenses to average net assets:
  With expense reductions and reimbursement from the
   Manager..................................................         2.37%              2.40%(a)         2.87%              2.90%(a)
  Without expense reductions and reimbursement from the
   Manager..................................................         3.47%              4.38%(a)         3.97%              4.88%(a)

                                                                ADVISOR CLASS+
                                                              ------------------
                                                                 JUNE 1, 1995
                                                                      TO
                                                                 OCTOBER 31,
                                                                     1995
                                                              ------------------
Per Share Operating Performance:
Net asset value, beginning of period........................     $      11.45
                                                                     --------
Income from investment operations:
  Net investment income (loss)..............................             0.11*
  Net realized and unrealized gain (loss) on investments....            (0.09)
                                                                     --------
    Net increase (decrease) from investment operations......             0.02
                                                                     --------
Distributions to shareholders:
  From net investment income................................             0.00
                                                                     --------
    Total distributions.....................................             0.00
                                                                     --------
Net asset value, end of period..............................     $      11.47
                                                                     --------
                                                                     --------
Total investment return (c).................................             0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)........................               $95
Ratio of net investment income (loss) to average net assets:
  With expense reductions and reimbursement from the
   Manager..................................................             0.91%(a)
  Without expense reductions and reimbursement from the
   Manager..................................................            (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and reimbursement from the
   Manager..................................................             1.87%(a)
  Without expense reductions and reimbursement from the
   Manager..................................................             2.97%(a)

------------------

(a) Annualized.

(b) Not annualized.

(c) Total investment return does not include sales charges.

* Before reimbursement by the Manager, the net investment income per share would have been reduced by $0.14, $0.13 and $0.12 for Class A, Class B, and Advisor Class, respectively, for the period ended October 31, 1995, and $0.04 and $0.04 for Class A and Class B, respectively from May 31, 1994 to October 31, 1994.

+   Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                               Prospectus Page 13

                             GT GLOBAL THEME FUNDS

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                          CLASS A              CLASS B          ADVISOR CLASS+
                                    -------------------  -------------------  -------------------
                                     DECEMBER 30, 1994    DECEMBER 30, 1994
                                     (COMMENCEMENT OF     (COMMENCEMENT OF       JUNE 1, 1995
                                      OPERATIONS) TO       OPERATIONS) TO             TO
                                     OCTOBER 31, 1995*    OCTOBER 31, 1995*    OCTOBER 31, 1995*
                                    -------------------  -------------------  -------------------
Per Share Operating Performance:
Net asset value, beginning of
 period...........................       $   11.43            $   11.43            $   11.84
                                        ----------           ----------           ----------
Income from investment operations:
  Net investment income...........            0.02**              (0.04)**              0.04**
  Net realized and unrealized gain
   on investments.................            3.14                 3.14                 2.76
                                        ----------           ----------           ----------
  Net increase from investment
   operations.....................            3.16                 3.10                 2.80
                                        ----------           ----------           ----------
Net asset value, end of period....       $   14.59            $   14.53            $   14.64
                                        ----------           ----------           ----------
                                        ----------           ----------           ----------
Total investment return (c).......          27.65%(b)            27.12%(b)            23.65%(b)

Ratios and supplemental data:
Net assets, end of period (in
 000's)...........................       $   4,082            $   2,959            $     164
Ratio of net investment income
 (loss) to average net assets:
  With expense reductions and
   reimbursement by the Manager...           0.20%(a)           (0.30)%(a)             0.70%(a)
  Without expense reductions and
   reimbursement by the Manager...        (11.11)%(a)          (11.61)%(a)          (10.61)%(a)
Ratio of expenses to average net
 assets:
  With expense reductions and
   reimbursement by the Manager...           2.32%(a)             2.82%(a)             1.82%(a)
  Without expense reductions and
   reimbursement by the Manager...          13.63%(a)            14.13%(a)            13.13%(a)

--------------
(a) Annualized.

(b) Not annualized.

(c) Total investment return does not include sales charges.

+   Commencing June 1, 1995, the Fund began offering Advisor Class shares.

* These selected per share data were calculated based upon weighted average shares outstanding during the period.

** Before reimbursement by the Manager, net investment income per share would have been reduced by $1.12, $1.04 and $0.61, for Class A, Class B, and Advisor Class, respectively.

                               Prospectus Page 14

                             GT GLOBAL THEME FUNDS

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

FINANCIAL SERVICES FUND
The Financial Services Fund's investment objective is long-term capital growth. The Financial Services Fund seeks its objective by investing all of its investable assets in the Financial Services Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that operate in the financial services industries. The Financial Services Portfolio's investment objective is identical to that of the Financial Services Fund. The Financial Services Portfolio invests in financial services companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Financial Services Fund or the Financial Services Portfolio will achieve its investment objective.

At least 65% of the Financial Services Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by financial services companies. A "financial services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from financial services activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Financial Services Portfolio's assets may be invested in debt securities issued by financial services companies and/or equity and debt securities of companies outside of the financial services industries, which, in the opinion of the Manager, stand to benefit from developments in the financial services industries.

In analyzing companies for possible investment by the Financial Services Portfolio, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; efficient service; pricing flexibility; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

GLOBAL FINANCIAL SERVICES INDUSTRIES INVESTMENT. Examples of financial services companies include those providing financial services to consumers and industry including the following and their foreign equivalents: commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.

The Manager believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in the Manager's view, as the industries evolve, opportunities will emerge for those companies positioned for the future. Thus, the Manager expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial service companies that are positioned for the future.

INFRASTRUCTURE FUND
The Infrastructure Fund's investment objective is long-term capital growth. The Infrastructure Fund seeks its objective by investing all of its investable assets in the Infrastructure Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. The Infrastructure Portfolio's investment objective is identical to that of the Infrastructure Fund. The Infrastructure Portfolio invests in infrastructure companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Infrastructure Fund or the Infrastructure Portfolio will achieve its investment objective.

At least 65% of the Infrastructure Portfolio's total assets normally will be invested in common and

                               Prospectus Page 15
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                             GT GLOBAL THEME FUNDS
preferred stocks and warrants to acquire such securities issued by infrastructure companies. An "infrastructure" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from infrastructure activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Infrastructure Portfolio's assets may be invested in debt securities issued by infrastructure companies and/or equity and debt securities of companies outside of the infrastructure industries, which, in the opinion of the Manager, stand to benefit from developments in the infrastructure industries.

In analyzing companies for possible investment by the Infrastructure Portfolio, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

GLOBAL INFRASTRUCTURE INDUSTRIES INVESTMENT. Examples of infrastructure companies include those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in the Manager's judgment, constitute services significant to the development of a country's infrastructure.

The Manager believes that a country's infrastructure is one key to the long-term success of that country's economy. The Manager believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. The Manager believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

In the developed countries of North America, Europe, Japan and the south Pacific, the Manager expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the infrastructure industries of those countries. In addition, in the Manager's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

The Manager believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide. In addition, the long-term growth rates of certain foreign countries' economies may be substantially higher than the long-term growth rate of the U.S. economy. An integral aspect of certain foreign countries' economies may be the development or improvement of their infrastructure.

NATURAL RESOURCES FUND
The Natural Resources Fund's investment objective is long-term capital growth. The Natural Resources Fund seeks its objective by investing all of its investable assets in the Natural Resources Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. The Natural Resources Portfolio's investment objective is identical to that of the Natural Resources Fund. The Natural Resources Portfolio invests in natural resource companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Natural Resources Fund or the Natural Resources Portfolio will achieve its investment objective.

At least 65% of the Natural Resources Portfolio's total assets will normally be invested in common stock and preferred stock, and warrants to acquire such securities, issued by natural resource companies. A "natural resource" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. The remainder of the Natural Resources Portfolio's assets may be invested in debt securities issued by natural resource companies and/or equity and debt securities of

                               Prospectus Page 16
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                             GT GLOBAL THEME FUNDS
companies outside of the natural resource industries, which, in the opinion of the Manager, stand to benefit from developments in the natural resource industries.

The Natural Resources Portfolio may invest in securities of companies in natural resource industries and commodity groups which, in the Manager's opinion, may perform well during periods of rising inflation. In analyzing such companies for possible investment by the Natural Resources Portfolio, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; development of new technologies; efficient service; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

GLOBAL NATURAL RESOURCE INDUSTRIES INVESTMENT. Examples of natural resource companies include those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in the Manager's opinion are significant to the ownership and development of natural resources and other basic commodities.

The Manager will allocate the Natural Resources Portfolio's investments among natural resource companies depending on its assessment of their long-term growth potential. In assessing these companies' long-term growth potential, the Manager will evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels and the potential to accumulate new resources.

The Manager believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America is generating new demands for industrial materials that are affecting world commodities markets. The Manager believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.

The Manager believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. The Manager believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

CONSUMER PRODUCTS AND SERVICES FUND
The Consumer Products and Services Fund's investment objective is long-term capital growth. The Consumer Products and Services Fund seeks its objective by investing all of its investable assets in the Consumer Products and Services Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that manufacture, market, retail or distribute consumer products and services. The Consumer Products and Services Portfolio's investment objective is identical to that of the Consumer Products and Services Fund. The Consumer Products and Services Portfolio invests in consumer products and services companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Consumer Products and Services Fund or the Consumer Products and Services Portfolio will achieve its investment objective.

At least 65% of the Consumer Products and Services Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by consumer products and services companies. A "consumer products or services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from activities relating to consumer products or services, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Consumer Products and Services Portfolio's assets may be invested in debt securities issued by consumer products or services companies and/or equity and debt securities of companies outside the consumer products or services industries, which, in the opinion of the Manager, stand to benefit from developments in such industries.

                               Prospectus Page 17
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                             GT GLOBAL THEME FUNDS

In analyzing companies for possible investment by the Consumer Products and Services Portfolio, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong management; strong and growing market share; pricing flexibility; effective product development and marketing; excellent products and services; superior perceived value; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

GLOBAL CONSUMER PRODUCTS AND SERVICES INDUSTRIES INVESTMENT. Examples of consumer products and services companies include those that manufacture, market, retail, or distribute: (i) durable goods, such as homes, household goods, automobiles, boats, furniture and appliances, and computers; (ii) non-durable goods, such as food and beverages and apparel; (iii) media, entertainment, broadcasting, publishing and sports-related goods and services, such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging; and (iv) goods and services to companies in the foregoing industries such as advertisers, textile companies and distribution and shipping companies.

The Consumer Products and Services Portfolio expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, the Manager believes, may offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.

The Manager also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economies, such as those in China, Southeast Asia, the former Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive manufacture of consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In the Manager's view, these changes are likely to create investment opportunities in companies, both local and multinational, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.

HEALTH CARE FUND
The Health Care Fund's investment objective is long-term capital appreciation. The Health Care Fund seeks its objective by investing primarily in equity securities of health care companies throughout the world. The Health Care Fund invests in health care companies, which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Health Care Fund will achieve its objective.

At least 65% of the Health Care Fund's total assets normally will be invested in common and preferred stocks, and warrants to acquire such securities, issued by health care companies. A "health care" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from health care activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Health Care Fund's assets may be invested in debt securities issued by health care companies and/or equity and debt securities of companies outside of the health care industry, which, in the opinion of the Manager, stand to benefit from developments in the health care industries.

In analyzing companies for possible investment by the Health Care Fund, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

GLOBAL HEALTH CARE INDUSTRIES INVESTMENT. Examples of health care companies include those that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical

                               Prospectus Page 18

                             GT GLOBAL THEME FUNDS
diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

The Health Care Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care industries, however, are global industries with significant, growing markets outside of the United States. A sizeable portion of the companies which comprise the health care industries are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

The Manager believes that the global health care industries offer attractive long-term supply/demand dynamics. While the U.S., Western Europe, and Japan presently account for over 90% of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, the Manager believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in the Manager's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. The Manager believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

TELECOMMUNICATIONS FUND
The Telecommunications Fund's investment objective is long-term growth of capital. The Telecommunications Fund seeks its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The Telecommunications Fund invests in telecommunications companies which, in the opinion of the Manager, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Telecommunications Fund will achieve its objective.

At least 65% of the Telecommunications Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by telecommunications companies. A "telecommunications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities, based on the company's most recent fiscal year. The remainder of the assets of the Telecommunications Fund may be invested in debt securities issued by telecommunications companies and/or equity and debt securities of companies outside of the telecommunications industry which, in the opinion of the Manager, stand to benefit from developments in the telecommunications industry.

In analyzing companies for possible investment by the Telecommunications Fund, the Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

GLOBAL TELECOMMUNICATIONS INDUSTRIES INVESTMENT. The telecommunications industry is composed of a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. The Manager will allocate the Fund's investments among these sectors depending upon its assessment of their relative long-term growth potentials.

For purposes of the Telecommunications Fund's policy of investing at least 65% of its total assets in the securities of telecommunications companies, the companies in which the Fund will invest are those engaged primarily in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and

                               Prospectus Page 19

                             GT GLOBAL THEME FUNDS
equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

The Manager believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Telecommunications Fund's portfolio. Older technologies, such as photography and print also may be represented, however.

GLOBAL INVESTMENTS. Each Theme Portfolio expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. Each industry represented in the Theme Portfolios, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies which comprise such industries are headquartered outside of the United States.

For these reasons, the Manager believes that a portfolio composed only of securities of U.S. issuers does not provide the greatest potential for return from a Theme Portfolio investment. The Manager uses its financial expertise in markets located throughout the world and the substantial global resources of Liechtenstein Global Trust in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, the Manager seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global industries represented in the Theme Portfolios.

The Manager allocates each Theme Portfolio's assets among securities of countries and in currency denominations where opportunities for meeting each Theme Portfolio's investment objective are expected to be the most attractive. Each Theme Portfolio may invest substantially in securities denominated in one or more currencies. Under normal conditions, each Theme Portfolio invests in the securities of issuers located in at least three countries, including the United States; investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Financial Services Portfolio's and the Telecommunication Fund's total assets, and no more than 50% of the Infrastructure Portfolio's, the Natural Resources Portfolio's, the Health Care Fund's and the Consumer Products and Services Portfolio's total assets.

PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Manager believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Theme Portfolios in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Theme Portfolios to participate in privatizations may be limited by local law, or the terms on which the Theme Portfolios may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

TEMPORARY DEFENSIVE STRATEGIES. Each Theme Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Theme Portfolio's investment objective, the Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Theme Portfolio may invest up to 100% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or high quality debt securities or money market instruments issued by corporations, the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of each Theme Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent any Theme Portfolio adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

In addition, pending investment of proceeds from new sales of the Funds' shares or to meet its ordinary daily cash needs, each Theme Portfolio may

                               Prospectus Page 20

                             GT GLOBAL THEME FUNDS
hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. Money market instruments in which each Theme Portfolio may invest include, but are not limited to, U.S. or foreign government securities; high-grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High-grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if not rated, determined by the Manager to be of comparable quality.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Theme Portfolio may invest up to 10% of its total assets in other investment companies. As a shareholder in an investment company, that Theme Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Theme Portfolio would continue to pay its own management fees and other expenses.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. From time to time, it may be advantageous for a Theme Portfolio to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, a Theme Portfolio may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of a Theme Portfolio's shares.

A reverse repurchase agreement is a borrowing transaction in which a Theme Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price which includes an interest component. A "roll" borrowing transaction involves a Theme Portfolio's sale of securities together with its commitment (for which that Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date.

Any Theme Portfolio's borrowings will not exceed 33 1/3% of that Theme Portfolio's total assets, i.e., that Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Theme Portfolio's securities holdings or other factors cause the ratio of the Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. A Theme Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if a Theme Portfolio did not borrow. If a Theme Portfolio's borrowings exceed 5% of its total assets, no additional investments will be made.

SECURITIES LENDING. Each Theme Portfolio may lend its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the Theme Portfolio's custodian collateral consisting of cash, U.S. government securities or other liquid, high-grade debt securities equal to at least the value of the borrowed securities, plus any accrued interest. The Theme Portfolios will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Income received in connection with securities lending may be used to offset each Theme Portfolio's custody fees. Each Theme Portfolio limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. The Theme Portfolios may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Theme Portfolio will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Theme Portfolio. If the Theme Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Theme Portfolio enters into a

                               Prospectus Page 21
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                             GT GLOBAL THEME FUNDS
transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Theme Portfolio may incur a loss.

OTHER POLICIES. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio, Consumer Products and Services Portfolio and Telecommunications Fund each may invest up to 15% of its net assets, and the Health Care Fund up to 10% of its total assets, in securities for which no readily available market exists, so-called "Illiquid Securities." the Manager believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations") could enable the Portfolio to achieve capital appreciation substantially exceeding the appreciation the Portfolio would realize if it did not make such investments. However, in order to attempt to limit investment risk, each of the Theme Portfolios will invest no more than 5% of its total assets in Special Situations.

The Financial Services Portfolio, Health Care Fund and Telecommunications Fund each currently will not invest more than 5%, and the Infrastructure Portfolio, the Natural Resources Portfolio and the Consumer Products and Services Portfolio not more than 20%, of its total assets in debt securities rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the Manager. See "Risk Factors -- Risks Associated with Debt Securities." Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities may include (i) corporate debt securities and (ii) debt instruments issued by governments whose debt is not rated, and are subject to a greater risk of loss of principal and interest than those of securities rated BBB or above by S&P or Baa or above by Moody's. The Theme Portfolios may also use instruments (including forward contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

                               Prospectus Page 22
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                             GT GLOBAL THEME FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

THEME PORTFOLIOS -- GENERAL
Because of the focus of each Theme Portfolio on its industries, an investment in each may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. Moreover, the value of the shares of each Fund will be especially susceptible to factors affecting the industries in which it focuses. No Fund should be considered as a complete investment program.

FINANCIAL SERVICES FUND AND FINANCIAL SERVICES PORTFOLIO
The value of Financial Services Fund shares may be susceptible to factors affecting the financial services industries. Financial services industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the services of this industry. Banks, savings institutions and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the financial commitments they can make, including the amounts and types of loans, and the interest rates and fees they can charge. These companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially may have an adverse effect on companies in these industries. Moreover, neither federal insurance of deposits nor governmental regulation ensures the solvency or profitability of commercial banks or thrifts or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

Similar considerations affect financial services industries in foreign countries. In particular, government regulation in certain foreign countries may include interest rate controls, credit controls and price controls. Moreover, in some cases foreign governments have taken steps to nationalize the operations of certain companies, such as banks, in the financial services sector.

The laws generally separating commercial and investment banking, as well as laws governing the capitalization and regulation of these industries, currently are being studied by U.S. governmental authorities. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may result from the broadening of regional and national interstate powers, which has led to a decline in the number of publicly traded regional banks, and from the aggressive expansion of larger, publicly held foreign banks. Foreign banks, particularly those of Japan, have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

The financial services area in the United States currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Investment banking, securities brokerage and investment advisory companies in particular are subject to government regulation and risk due to securities trading and underwriting activities.

Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance company investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition, from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates.

                               Prospectus Page 23
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                             GT GLOBAL THEME FUNDS
Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability. In addition, significant insurance companies have reported liquidity or solvency difficulties, or have experienced credit rating downgrades.

INFRASTRUCTURE FUND AND INFRASTRUCTURE PORTFOLIO
In the United States and foreign countries, infrastructure industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Electric, gas, water and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies often tend to increase when interest rates decline and decrease when interest rates rise.

In addition, many infrastructure companies, including coal, steel, and other types of companies, have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulation may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation. Further, competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, and therefore returns may be more sensitive to energy prices. Other infrastructure companies, such as water supply companies, are in a highly fragmented industry due to local ownership. Generally these companies are mature and are experiencing little or no growth.

NATURAL RESOURCES FUND AND NATURAL RESOURCES PORTFOLIO
In the United States and foreign countries, natural resource industries may be subject to greater political, environmental and other governmental regulation than many other industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.

In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation.

Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.

The value of the Natural Resources Portfolio's securities will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The price of the commodity will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Natural Resources Portfolio's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Natural Resources Portfolio's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.

                               Prospectus Page 24
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                             GT GLOBAL THEME FUNDS

CONSUMER PRODUCTS AND SERVICES FUND AND CONSUMER PRODUCTS AND SERVICES PORTFOLIO General economic conditions significantly affect consumer products and services companies. The performance of consumer products manufacturers, marketers, retailers and distributors relates closely to the performance of the overall economy, interest rates and consumer confidence. Such performance also depends substantially on disposable household income and consumer spending, both of which are closely tied to the actual or perceived performance of the overall economy. In addition, changes in demographics and consumer tastes may also affect the demand for, and success of, consumer products and services in the global marketplace.

Further, competition is keen for many consumer products and services companies. As a result, many consumer products and services companies may be adversely affected and the value of the securities issued by such companies may be subject to increased share price volatility. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. Also, the consumer products and services industries have reacted strongly to technology development and to the threat of government regulation. The consumer products and services may also be subject to greater government regulation, including trade regulation, than many other industries. Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services of the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities, and it is impossible to predict the direction, type or effect of any future government regulation.

HEALTH CARE FUND
Health care industries generally is subject to substantial government regulation and approval of its products and services; accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health care companies and therefore could affect the performance of the Health Care Fund. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

TELECOMMUNICATIONS FUND
Telecommunications industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for market share. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment.

FOREIGN INVESTING. Foreign investing entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Theme Portfolios' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Theme Portfolios' net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Theme Portfolios, political or social instability, or diplomatic developments which could affect the Theme Portfolios' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Each Theme Portfolio may invest in issuers domiciled in "emerging markets," I.E., those countries determined by the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing.

For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In

                               Prospectus Page 25
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                             GT GLOBAL THEME FUNDS
addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets.

Since the Theme Portfolios may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Theme Portfolios may hold foreign currencies, the Theme Portfolios will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Theme Portfolios and gains and losses realized by the Theme Portfolios. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by each Theme Portfolio generally will vary conversely with market interest rates. If interest rates in a market fall, the value of the debt securities held by each Theme Portfolio ordinarily will rise. If market interest rates increase, however, the debt securities owned by each Theme Portfolio in that market will be likely to decrease in value.

As discussed above, the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each invest up to 20% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk. However, the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio will not invest in debt securities that are in default as to payment of principal and interest.

Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Debt Ratings" in the Statement of Additional Information for a full discussion of Moody's and S&P's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their

                               Prospectus Page 26

                             GT GLOBAL THEME FUNDS
interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Theme Portfolios. If an issuer exercises these provisions in a declining interest rate market, the Theme Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Theme Portfolios may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each of the Theme Portfolios anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Theme Portfolios to obtain accurate market quotations for purposes of valuing the Theme Portfolios portfolio investments. The Theme Portfolios may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Theme Portfolios may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. A Theme Portfolio may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Theme Portfolio may have limited legal recourse in the event of a default.

The Manager attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of each of the Theme Portfolios and consider their ability to assume the investment risks involved before making an investment.

OTHER RISK FACTORS. While each Theme Portfolio's portfolio normally will include securities of established suppliers of traditional products and services, each Theme Portfolio may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

The Manager believes that a global portfolio of investments in the industries represented by the Theme Portfolios may be less subject to market risk (the risk attendant to investing in a particular market) and price fluctuation than a portfolio invested solely in the securities of domestic issuers. Under each of the Theme Portfolios' policies, the Manager may shift the country allocations of the Theme Portfolios' investments as market conditions in individual countries change. Moreover, the number of different investment opportunities from which the Theme Portfolios may choose is significantly broader than that of a fund with a similar theme investing solely in the securities of U.S. companies.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Each Theme Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to implement strategies to attempt to hedge its portfolio, I.E., reduce the overall level of investment risk normally associated with the portfolio. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Theme Portfolio may enter into such instruments up to the full value of its portfolio assets. There can be no assurance that these hedging efforts will succeed. These techniques are described below and are

                               Prospectus Page 27

                             GT GLOBAL THEME FUNDS
further detailed in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, each Theme Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Theme Portfolios may enter into forward currency contracts either with respect to specific transactions or with respect to that Theme Portfolio's portfolio positions. For example, when a Theme Portfolio anticipates making a purchase or sale of a security, that Theme Portfolio may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Manager believes that a particular currency may decline compared to the U.S. dollar or another currency, a Theme Portfolio may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of that Theme Portfolio's portfolio securities denominated in a foreign currency.

Each Theme Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts on currencies to hedge against movements in exchange rates.

In addition, a Theme Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by that Theme Portfolio or that the Manager intends to include in the Theme Portfolio's portfolio. The Theme Portfolio also may purchase and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in a specific market sector, rather than anticipated increases or decreases in the value of a particular security.

Further, a Theme Portfolio may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could affect adversely a Theme Portfolio's holdings. A Theme Portfolio also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Theme Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

In addition, each Theme Portfolio may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter markets.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Theme Portfolio may enter into forward contracts, futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although a Theme Portfolio might not employ any of the foregoing strategies, its use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of options, forward contracts, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Theme Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible inability of a Theme Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Theme Portfolio to sell a security at a disadvantageous time, due to the need for the Theme Portfolio to maintain "cover" or to set aside securities in connection with hedging transactions; and
(6) the possible need to defer closing out of certain options, futures contracts and options thereon and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Federal Income Taxation" herein

                               Prospectus Page 28

                             GT GLOBAL THEME FUNDS
and "Taxes" in the Statement of Additional Information. If the Manager incorrectly forecasts securities market movements, currency exchange rates or interest rates in utilizing a strategy for a Theme Portfolio, the Theme Portfolio would be in a better position if it had not hedged at all. A Theme Portfolio may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

OTHER INFORMATION. The portfolio turnover rate for the fiscal year ended October 31, 1995 was 99% for the Health Care Fund, 170% for the Financial Services Portfolio, and 240% for the Consumer Products and Services Portfolio. See the sub-caption "Portfolio Trading and Turnover" in the Statement of Additional Information. High portfolio turnover (over 100%) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that a Fund will bear directly, and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

The investment objective of each Fund may not be changed without the approval of a majority of that Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations as fundamental policies which also may not be changed without shareholder approval. Unless specifically noted, the Portfolios' and the Funds' investment policies described in this Prospectus, and in the Statement of Additional Information, including the policies with respect to investment in its particular sector's securities and the percentage limitations with respect to such investments, are not fundamental policies and may be changed by vote of the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, without shareholder approval. Each Fund's policies regarding concentration and lending, and the percentage of that Fund's assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

OTHER INFORMATION REGARDING THE PORTFOLIOS. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund may each withdraw its investment in its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of that Fund and its shareholders to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all the investable assets of that Fund in another pooled investment entity having substantially the same investment objective as that Fund or the retention by that Fund of its own investment adviser to manage that Fund's assets in accordance with the investment objective, policies and limitations discussed herein with respect to each such Fund and its investment in its corresponding Portfolio.

The approval of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and of other investors in their corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of such Fund thirty days prior to any changes in its corresponding Portfolio's investment objective. If the objective of that Portfolio changes and the shareholders of the corresponding Fund do not approve a parallel change in such Fund's investment objective, that Fund would seek an alternative investment vehicle or directly retain its own investment adviser.

As previously described, investors should be aware that the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objective by investing all of their investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively, each of which is a separate investment company. Because its corresponding Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of that Portfolio. The Manager and GT Global have sponsored traditionally structured funds, and, therefore, have limited experience with funds that invest all their assets in a separate portfolio.

In addition to selling its interest to its corresponding Fund, the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a

                               Prospectus Page 29

                             GT GLOBAL THEME FUNDS
proportionate share of that Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as the Portfolio's corresponding Fund and may charge different sales commissions. Therefore, investors in the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund may experience different returns from investors in another investment company which invests exclusively in its corresponding Portfolio. As of the date of this Prospectus, the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund are the only institutional investors in their corresponding Portfolios.

Investors in the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund should be aware that such Funds' investment in its corresponding Portfolio may be materially affected by the actions of large investors in such Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in that Portfolio than its corresponding Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require such Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by that Portfolio. Should such a distribution occur, the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and could affect adversely the liquidity of such Funds.

See "Management" for a description of the investment management fee and other expenses associated with the investment of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund in their corresponding Portfolios. This Prospectus and the Statement of Additional Information contain more detailed information about the organizational structure of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and their corresponding Portfolios, including information related to: (i) the investment objective, policies and restrictions of such Funds and their Portfolios; (ii) the Board of Directors and officers of the Company, the Trustees and officers of the Portfolios, the administrator of such Funds and the investment manager and administrator of the Portfolios; (iii) portfolio transactions and brokerage commissions; (iv) such Funds' shares, including the rights and liabilities of its shareholders; (v) additional performance information, including the method used to calculate yield and total return; and (vi) the determination of the value of the shares of such Funds.

                               Prospectus Page 30

                             GT GLOBAL THEME FUNDS

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Advisor Class shares are offered through this Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account ("Advisory Account"); (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program, and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account ("Wrap Fee Account"); (d) accounts advised by one of the companies comprising or affiliated with Liechtenstein Global Trust; and (e) any of the companies comprising or affiliated with Liechtenstein Global Trust. Financial planners, trust companies, bank trust companies and registered investment advisers referenced in subpart (b) and sponsors of "wrap fee" programs referenced in subpart (c) are collectively referred to as "Financial Advisors." Fiduciaries and Financial Advisors may be required to provide information satisfactory to GT Global concerning their eligibility to purchase Advisor Class shares. Investors in Wrap Fee Accounts and Advisory Accounts may only purchase Advisor Class shares through Financial Advisors who have entered into agreements with GT Global or certain of its affiliates. Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer.

Orders received by GT Global before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. All purchase orders will be executed at the public offering price next determined after the purchase order is received. The Funds and GT Global reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

For more information on how to purchase shares, please contact your Financial Advisor or GT Global.

PURCHASES BY BANK WIRE. Shares of the Funds may also be purchased through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to a Fund. Prior telephonic or facsimile notice must be provided to the Transfer Agent that a bank wire is being sent. A bank may charge a service fee for wiring money to a Fund. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. For more information, please refer to the Shareholder Account Manual in this Prospectus.

CERTIFICATES. In the interest of economy and convenience, physical certificates representing the Funds' shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of the Funds are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program will automatically rebalance their holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of

                               Prospectus Page 31

                             GT GLOBAL THEME FUNDS
ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the Funds in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of Fund(s) that have appreciated most during the period being exchanged for shares of Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation."

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, Letter of Intent, and Dollar Cost Averaging programs. Certain brokers may charge a fee for establishing accounts relating to the Program.

A shareholder interested in more information regarding the Program should contact his or her financial adviser. Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

                               Prospectus Page 32

                             GT GLOBAL THEME FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Advisor Class shares of any Fund may only be exchanged for Advisor Class shares of the other GT Global Mutual Funds, based on their respective net asset values, provided that the registration remains identical. This exchange privilege is available only in those jurisdictions where the sale of GT Global Mutual Fund shares to be acquired may be legally made. EXCHANGES ARE NOT TAX-FREE AND WILL RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." In addition to the Theme Funds, the GT Global Mutual Funds currently include:

      -- GT GLOBAL WORLDWIDE GROWTH FUND
      -- GT GLOBAL INTERNATIONAL GROWTH FUND
      -- GT GLOBAL EMERGING MARKETS FUND
      -- GT GLOBAL NEW PACIFIC GROWTH FUND
      -- GT GLOBAL EUROPE GROWTH FUND
      -- GT GLOBAL LATIN AMERICA GROWTH FUND*
      -- GT GLOBAL AMERICA GROWTH FUND
      -- GT GLOBAL AMERICA SMALL CAP
         GROWTH FUND
      -- GT GLOBAL AMERICA VALUE FUND
      -- GT GLOBAL JAPAN GROWTH FUND
      -- GT GLOBAL GROWTH & INCOME FUND
      -- GT GLOBAL GOVERNMENT INCOME FUND
      -- GT GLOBAL STRATEGIC INCOME FUND
      -- GT GLOBAL HIGH INCOME FUND
      -- GT GLOBAL DOLLAR FUND
--------------
*   Formerly the G.T. Latin America Growth Fund.

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

EXCHANGES BY TELEPHONE. A shareholder may give exchange information to his or her Financial Advisor. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

Investors in Wrap Fee Accounts and Advisory Accounts interested in making an exchange should contact their Financial Advisors to request the prospectus of the other GT Global Mutual Fund(s) being considered. Other investors should contact GT Global. See the Shareholder Account Manual in this Prospectus for additional information.

OTHER INFORMATION ABOUT EXCHANGES. Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and can be limited by the Funds' or GT Global's refusal to accept further purchase and exchange orders. The terms of the exchange offer described above may be modified at any time, on 60 days' prior written notice.

                               Prospectus Page 33

                             GT GLOBAL THEME FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value and redemption proceeds will be sent within seven days of the execution of a redemption request. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation. Redemption requests received before the close of regular trading on the NYSE on a Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent, but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his or her Financial Advisor.

                               Prospectus Page 34

                             GT GLOBAL THEME FUNDS

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which the Funds have not yet received good payment, the Funds may delay payment of redemption proceeds until they have assured themselves that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

GT Global reserves the right to redeem the shares of any Advisory Account or Wrap Fee Account if the amount invested in GT Global Mutual Funds through such account is reduced to less than $500 through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase the amount invested in GT Global Mutual Funds through such account to an aggregate amount of $500 or more.

For additional information on how to redeem shares, see the Shareholder Account Manual in this Prospectus, or contact your Financial Advisor.

                               Prospectus Page 35

                             GT GLOBAL THEME FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Purchase, exchange and redemption orders may be placed in accordance with this Manual. PLEASE BE CAREFUL TO REFERENCE "ADVISOR CLASS" IN ALL INSTRUCTIONS PROVIDED. See "How to Invest;" "How to Make Exchanges;" "Dividends, Other Distributions and Federal Income Taxation -- Taxes" and "How to Redeem Shares;" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send the completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

A new account may be opened by calling 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE APPROPRIATE CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
    ACCOUNT NO. 4023-050701

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send the instructions to the following address:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures should call GT Global at 1-800-223-2138.

                               Prospectus Page 36

                             GT GLOBAL THEME FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time), each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (which, in the case of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund is the value of each such Fund's investment in its corresponding Portfolio), subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Equity securities held by the Theme Portfolios are valued at the last sale price on the exchange or in the over-the-counter market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Certain of the Theme Portfolios' securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund annually declares as a dividend all of its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. Each Fund also annually distributes substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Advisor Class shares of a Fund will be higher than the per share income dividends on shares of other classes of that Fund as a result of the service and distribution fees applicable to those other shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Advisor Class

                               Prospectus Page 37

                             GT GLOBAL THEME FUNDS
    shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Advisor Class shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Advisor Class shares of the distributing Fund (or other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional Advisor Class shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL ADVISOR CLASS SHARES OF THE DISTRIBUTING FUND. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS IS THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders. Each Portfolio expects that it also will not be liable for any federal income tax.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes treated as paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another GT Global Mutual Fund (including another Fund) generally will have similar tax consequences. In addition, if Fund shares are purchased within 90 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally

                               Prospectus Page 38

                             GT GLOBAL THEME FUNDS
affecting the Funds and their shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors and the Portfolio's Board of Trustees have overall responsibility for the operation of the Funds and the Portfolios, respectively, and have approved contracts with various financial organizations to provide certain services required by each Fund. See "Directors, Trustees, and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of the Funds and the Trustees of the Portfolios. A majority of the disinterested members (as defined in the 1940 Act) of the Board of Directors of the Company and the Board of Trustees of the Portfolios have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising concerning the Funds and their corresponding Portfolios up to and including creating a separate Board of Trustees for the Portfolios.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as the Theme Portfolios' investment manager and administrator include, but are not limited to, determining the composition of the investment portfolio of the Portfolios and placing orders to buy, sell or hold particular securities. In addition, the Manager provides the following administration services to the Portfolios and the Funds: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Portfolios' and the Funds' operation.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each pays the Manager administration fees computed daily and payable monthly at the annualized rate of 0.25% of such Fund's average daily net assets. In addition, each such Fund bears its pro rata portion of the investment management and administration fees paid by its corresponding Portfolio to the Manager. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio each pays such fees, based on the average daily net assets of such Portfolio, directly to the Manager at the annualized rate of .725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million and .65% on all amounts thereafter. For investment management and administration services provided to the Health Care Fund and Telecommunications Fund, each such Fund pays the Manager a fee computed daily and paid monthly based on each such Fund's average daily net assets at the annualized rate of
 .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter. These rates are higher than those paid by most mutual funds. The Manager has undertaken to limit expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.90% of the average daily net assets of each Fund's Advisor Class shares.

The Manager also serves as each Theme Portfolio's pricing and accounting agent. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion, and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Mutual Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in

                               Prospectus Page 39

                             GT GLOBAL THEME FUNDS
Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of October 31, 1996, the Manager and its worldwide asset management affiliates manage approximately $59 billion. In the United States, as of October 31, 1996, the Manager manages or administers approximately $10 billion of GT Global Mutual Funds. As of October 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $80 billion.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. As of September 30, 1996, Chancellor Capital and its affiliates, based in New York, were the 15th largest independent investment manager in the United States with approximately $33 billion in assets under management. Chancellor Capital specialized in public and private U.S. equity and bond portfolio management for over 300 U.S. institutional clients.

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the GT Global Mutual Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking to achieve each Fund's investment objective. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of the Theme Portfolios are as follows:

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
A. James Ellman                         Portfolio Manager since 1995            Portfolio Manager for the Manager
 San Francisco                                                                   since 1995. Analyst for the Manager
                                                                                 from 1994 to 1995. From 1992 to 1994,
                                                                                 Mr. Ellman was a student at the
                                                                                 Harvard Graduate School of Business
                                                                                 Administration (where he received a
                                                                                 Master of Business Administration).
                                                                                 From 1990 to 1992, Mr. Ellman was
                                                                                 employed by the Federal Reserve Bank
                                                                                 of New York as an international bank
                                                                                 examiner.

                               Prospectus Page 40

                             GT GLOBAL THEME FUNDS

                                           GLOBAL INFRASTRUCTURE PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
David L. Sherry                         Portfolio Manager since Portfolio       Portfolio Manager for the Manager
 San Francisco                           inception in 1994                       since 1993. From 1992 to 1993, Mr.
                                                                                 Sherry was Senior Securities Analyst
                                                                                 for Franklin Resources, Inc. (San
                                                                                 Mateo, CA). From 1990 to 1992, he was
                                                                                 a student at University of California
                                                                                 at Los Angeles Graduate School of
                                                                                 Business (where he received a Master
                                                                                 of Business Administration.) Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).

Michael Mahoney                         Portfolio Manager since Portfolio       Portfolio Manager for the Manager
 San Francisco                           inception in 1994                       since 1993. From 1991 to 1993, Mr.
                                                                                 Mahoney was an Investment Analyst for
                                                                                 the Manager. From 1989 to 1991, he
                                                                                 was a student at Stanford Graduate
                                                                                 School of Business (where he received
                                                                                 a Master of Business Administration).
                                                                                 Prior thereto, he was a Management
                                                                                 Consultant for Bain & Co., management
                                                                                 consulting (Boston).

                                          GLOBAL NATURAL RESOURCES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Derek H. Webb                           Portfolio Manager since Portfolio       Portfolio Manager for the Manager
 San Francisco                           inception in 1994                       since 1994. Analyst for the Manager
                                                                                 from 1992 to 1994. From 1990 to 1992,
                                                                                 Mr. Webb was a student at the
                                                                                 University of Pennsylvania, Wharton
                                                                                 School of Business. During 1989, he
                                                                                 was Vice President, Citicorp
                                                                                 Investment Bank of Los Angeles. Prior
                                                                                 thereto, he was a Bond Trader, Trust
                                                                                 Co. of the West (Los Angeles).

                               Prospectus Page 41

                             GT GLOBAL THEME FUNDS

                                   GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Derek H. Webb                           Portfolio Manager since Portfolio       Portfolio Manager for the Manager
 San Francisco                           inception in 1994                       since 1994. Analyst for the Manager
                                                                                 from 1992 to 1994. From 1990 to 1992,
                                                                                 Mr. Webb was a student at the
                                                                                 University of Pennsylvania, Wharton
                                                                                 School of Business. During 1989, he
                                                                                 was Vice President, Citicorp
                                                                                 Investment Bank of Los Angeles. Prior
                                                                                 thereto, he was a Bond Trader, Trust
                                                                                 Co. of the West (Los Angeles).

                                               GLOBAL HEALTH CARE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Michael Yellen                          Portfolio Manager since 1996            Research analyst for the Manager from
 San Francisco                                                                   1994 to 1996. From 1991 to 1994, Mr.
                                                                                 Yellen was a securities analyst and
                                                                                 co-portfolio manager for Franklin
                                                                                 Resources, Inc. (San Mateo, CA).
                                                                                 Prior thereto, Mr. Yellen was a
                                                                                 student at Stanford University, where
                                                                                 he received a Bachelor's Degree in
                                                                                 International Relations.

                               Prospectus Page 42

                             GT GLOBAL THEME FUNDS

                                            GLOBAL TELECOMMUNICATIONS FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Michael Mahoney                         Portfolio Manager since 1993            Portfolio Manager for the Manager
 San Francisco                                                                   since 1993. From 1991 to 1993, Mr.
                                                                                 Mahoney was an Investment Analyst for
                                                                                 the Manager. From 1989 to 1991, he
                                                                                 was a student at Stanford Graduate
                                                                                 School of Business (where he received
                                                                                 a Master of Business Administration).
                                                                                 Prior thereto, he was a Management
                                                                                 Consultant for Bain & Co., management
                                                                                 consulting (Boston).

David L. Sherry                         Portfolio Manager since 1993            Portfolio Manager for the Manager
 San Francisco                                                                   since 1993. From 1992 to 1993, Mr.
                                                                                 Sherry was Senior Securities Analyst
                                                                                 for Franklin Resources, Inc. (San
                                                                                 Mateo, CA). From 1990 to 1992, he was
                                                                                 a student at University of California
                                                                                 at Los Angeles Graduate School of
                                                                                 Business (where he received a Master
                                                                                 of Business Administration). Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).

A. James Ellman                         Portfolio Manager since 1995            Portfolio Manager for the Manager
 San Francisco                                                                   since 1995. Analyst for the Manager
                                                                                 from 1994 to 1995. From 1992 to 1994,
                                                                                 Mr. Ellman was a student at the
                                                                                 Harvard Graduate School of Business
                                                                                 Administration (where he received a
                                                                                 Master of Business Administration).
                                                                                 From 1990 to 1992, Mr. Ellman was
                                                                                 employed by the Federal Reserve Bank
                                                                                 of New York as an international bank
                                                                                 examiner.

                               Prospectus Page 43

                             GT GLOBAL THEME FUNDS

In placing orders for the Theme Portfolios' securities transactions, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker-dealer. Commissions or discounts in foreign securities exchanges and OTC markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign governmental securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occassion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for the Fund may be executed through any Liechtenstein Global Trust affiliates.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor, or principal underwriter, of the Funds' Advisor Class shares. Like the Manager, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, CA 94111.

The Manager or an affiliate thereof may make ongoing payments to Financial Advisors and others that facilitate the administration and servicing of Advisor Class shareholder accounts.

GT Global, at its own expense, may also provide promotional incentives to broker/dealers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances compensation or promotional incentives may be offered to broker/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to broker/dealers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/ or other events sponsored by the broker/dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 44

                             GT GLOBAL THEME FUNDS

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption or the payment of a dividend or distribution, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's automatic dividend reinvestment program may be provided quarterly. Shortly after the end of each Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and semiannual report, respectively. These reports list the securities held by each Fund and contain each Fund's financial statements. In addition, the federal income status of distributions made by a Fund to shareholders will be reported after the end of the fiscal year on Form 1099-DIV. Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. From time to time, the Company has and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of a Fund will be voted by a Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of its investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of each Fund and of all the Company's funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection by the Board of Directors of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. Each Fund would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of each Fund and of the Company's other funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Advisor Class shares are offered through this Prospectus to certain investors. There are two other classes of shares offered to investors through a separate prospectus: Class A shares and Class B shares.

CLASS A. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Class A shares of each Fund also bear annual service and distribution fees of up to 0.50% of the average daily net assets of that class. For the fiscal year ended October 31, 1995, total operating expenses for the Class A shares were 2.40% for Financial Services Fund, 2.40% for Infrastructure Fund, 2.40% for Natural Resources Fund, 1.91% for Health Care Fund, 1.83% for Telecommunications Fund, and 2.40% for Consumer Products and Services Fund, respectively, of average net assets.

CLASS B. Class B shares are sold at net asset value with no initial sales charge at the time of purchase. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and investors pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of such shares at the time of redemption. This deferred sales charge is waived for certain redemptions and is reduced for shares held more than one year. For the fiscal year ended October 31,

                               Prospectus Page 45

                             GT GLOBAL THEME FUNDS
1995, total operating expenses for the Class B shares were 2.90% for Financial Services Fund, 2.90% for Infrastructure Fund, 2.90% for Natural Resources Fund, 2.41% for Health Care Fund, 2.33% for Telecommunications Fund, and 2.90% for Consumer Products and Services Fund, respectively, of average net assets.

The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Advisor Class shares of a Fund generally will be higher than that of the Class A and B shares of that Fund because of the higher expenses borne by the Class A and B shares. The per share dividends on Advisor Class shares of a Fund will generally be higher than the per share dividends on Class A and B shares of that Fund as a result of the service and distribution fees applicable with respect to Class A and B shares. Consequently, during comparable periods, the Funds expect that the total return on an investment in shares of the Advisor Class will be higher than the total return on Class A or Class B shares.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of each Fund, 100 million shares as Class A shares and 100 million shares as Class B shares, except for the Telecommunications Fund, of which 200 million shares have each been classified as Class A shares and Class B shares, respectively. 100 million shares have been classified as Advisor Class shares for each Fund. These amounts may be increased from time to time in the discretion of the Board of Directors. Each share of each Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of each Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of each Fund when issued are fully paid and nonassessable.

ORGANIZATION OF THE PORTFOLIOS. Each Portfolio is organized as a subtrust of a New York common law trust. The Declaration of Trust provides that the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and other entities investing in its corresponding Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds), if any, each will be liable for all obligations of that Portfolio. However, the Directors of the Company believe that the risk of such Funds' incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance existed and each of the Portfolios itself was unable to meet its obligations, and that neither the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund nor their shareholders will be exposed to a material risk of liability by reason of the Funds' investing in their corresponding Portfolios.

Whenever the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund is requested to vote on any proposal of its corresponding Portfolio, such Fund will hold a meeting of such Fund's shareholders and will cast its vote as instructed by its shareholders. Because a Portfolio investors' votes are proportionate to their percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received. Any information received from the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio in the Portfolio's report will be provided to the shareholders of its corresponding Fund.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll-free at (800) 223-2138 or by writing to the Funds at P.O. Box 7893, San Francisco, CA 94120-7893.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Funds may quote their average annual total return ("Standardized

                               Prospectus Page 46

                             GT GLOBAL THEME FUNDS
Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in a Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return assumes the reinvestment of all dividends and other distributions at net asset value on the reinvestment date as established by the Board of Directors.

In addition, in order to more completely represent the Funds' performance or more accurately compare such performance to other measures of investment return, the Funds also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Funds' performance data will reflect past performance and will not necessarily be indicative of future results. The Funds' investment results will vary from time to time depending upon market conditions, the composition of their portfolios and their operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Each Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.
TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global, a subsidiary of Liechtenstein Global Trust and maintains offices at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the assets of the Portfolios, Health Care Fund and Telecommunications Fund.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and to the Theme Portfolios. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Theme Portfolios' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Funds and Portfolios, assists in the preparation of the Funds' and Portfolios' federal and state income tax returns and consults with the Company and the Funds and the Portfolios as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 47

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 48

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 49

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 50

[LOGO]
  GT GLOBAL MUTUAL FUNDS
P.O. Box 7345
SAN FRANCISCO, CA 94120-7345                                                                                           ADVISOR CLASS
800/223-2138                                                                                                     ACCOUNT APPLICATION

/ / INDIVIDUAL  / / JOINT TENANT  / / GIFT/TRANSFER FOR MINOR  / / TRUST  / / CORP.
ACCOUNT REGISTRATION        / / NEW ACCOUNT  / / ACCOUNT REVISION (Account No.: -------------------------------------)
NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform
Gifts/Transfers  to Minors accounts  should be in  the name of  one custodian and  one minor and  include the state  under which the custodianship is created.
                                                                  ----------------------------------------------------------------
------------------------------------------------------------      Social Security Number / / or Tax I.D. Number / / (Check
Owner                                                             applicable box)
------------------------------------------------------------      If more than one owner, social security number or taxpayer
Co-owner 1                                                        identification number should be provided for first owner listed.
------------------------------------------------------------      If a purchase is made under Uniform Gift/Transfer to Minors Act,
Co-owner 2                                                        social security number of the minor must be provided.
                                                                  Resident of / / U.S.  / / Other (specify) ----------------
--------------------------------------------------------------------------------------      ( )
Street Address                                                                              ---------------------------
--------------------------------------------------------------------------------------      Home Telephone
City, State, Zip Code                                                                       ( )
                                                                                            ---------------------------
                                                                                            Business Telephone
FUND SELECTION $500 minimum initial investment for each Fund is required. Checks should be made payable to "GT GLOBAL."

                                                     INITIAL                                                         INITIAL
                                                     INVESTMENT                                                      INVESTMENT
407 / / GT GLOBAL WORLDWIDE GROWTH FUND              $               413 / / GT GLOBAL LATIN AMERICA GROWTH FUND     $
                                                     ----------                                                      ----------
405 / / GT GLOBAL INTERNATIONAL GROWTH FUND          $               424 / / GT GLOBAL AMERICA SMALL CAP GROWTH      $
                                                     ----------              FUND                                    ----------
416 / / GT GLOBAL EMERGING MARKETS FUND              $               406 / / GT GLOBAL AMERICA GROWTH FUND           $
                                                     ----------                                                      ----------
411 / / GT GLOBAL HEALTH CARE FUND                   $               423 / / GT GLOBAL AMERICA VALUE FUND            $
                                                     ----------                                                      ----------
415 / / GT GLOBAL TELECOMMUNICATIONS FUND            $               404 / / GT GLOBAL JAPAN GROWTH FUND             $
                                                     ----------                                                      ----------
419 / / GT GLOBAL INFRASTRUCTURE FUND                $               410 / / GT GLOBAL GROWTH & INCOME FUND          $
                                                     ----------                                                      ----------
417 / / GT GLOBAL FINANCIAL SERVICES FUND            $               409 / / GT GLOBAL GOVERNMENT INCOME FUND        $
                                                     ----------                                                      ----------
421 / / GT GLOBAL NATURAL RESOURCES FUND             $               408 / / GT GLOBAL STRATEGIC INCOME FUND         $
                                                     ----------                                                      ----------
422 / / GT GLOBAL CONSUMER PRODUCTS                  $               418 / / GT GLOBAL HIGH INCOME FUND              $
         AND SERVICES FUND                           ----------                                                      ----------
402 / / GT GLOBAL NEW PACIFIC GROWTH FUND            $               401 / / GT GLOBAL DOLLAR FUND                   $
                                                     ----------                                                      ----------
403 / / GT GLOBAL EUROPE GROWTH FUND                 $
                                                     ----------
                                                                     TOTAL INITIAL INVESTMENT:                       $
                                                                                                                     ----------

AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT ADVISOR CLASS PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR AGENTS, ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFY(IES) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER ("NUMBER") PROVIDED ON THIS FORM IS MY (OR MY EMPLOYER'S, TRUST'S, MINOR'S OR OTHER PAYEE'S) TRUE, CORRECT AND COMPLETE NUMBER AND MAY BE ASSIGNED TO ANY NEW ACCOUNT OPENED UNDER THE EXCHANGE PRIVILEGE. I FURTHER CERTIFY THAT I AM (OR THE PAYEE WHOSE NUMBER IS GIVEN IS) NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM (OR THE PAYEE IS) EXEMPT FROM BACKUP WITHHOLDING; (B) THE INTERNAL REVENUE SERVICE (THE "I.R.S.") HAS NOT NOTIFIED ME THAT I AM (OR THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE I.R.S. HAS NOTIFIED ME THAT I AM (THE PAYEE IS) NO LONGER SUBJECT TO BACKUP WITHHOLDING;

    OR, / / I AM (THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING.

     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 THE I.R.S. DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.


 ----------------------------------------------------------
 Date
 X                                                           X
 ----------------------------------------------------------  ----------------------------------------------------------
 X                                                           X
 ----------------------------------------------------------  ----------------------------------------------------------

ACCOUNT PRIVILEGES

CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS
All capital gains and dividend distributions will be reinvested in additional shares of Advisor class unless appropriate boxes below are checked:
/ / Pay capital gain distributions only in cash   / / Pay dividends only in
cash   / / Pay capital gain distributions AND dividends in cash.

SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
Pay distributions noted above to another GT Global Mutual Fund:
Fund Name  --------------------------------------------------------------------

TELEPHONE EXCHANGE AND REDEMPTION                                         AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                                          PRE-DESIGNATED ACCOUNT

I/We, either directly or through the Authorized Agent, if any, named      By completing the following section, redemptions that
below, hereby authorize the Transfer Agent of the GT Global Mutual        exceed $1,000 may be wired or mailed to a Pre-Designated
Funds, to honor any telephone, telex or telegraphic instructions          Account at your bank. (Wiring instructions may be obtained
reasonably believed to be authentic for redemption and/or exchange        from your bank.) A bank wire service fee may be charged.
between a similar class of shares of any of the Funds distributed by      ----------------------------------------------------------
GT Global, Inc.                                                           Name of Bank
                                                                          ----------------------------------------------------------
                                                                          Bank Address
                                                                          ----------------------------------------------------------
                                                                          Bank A.B.A Number                        Account Number
                                                                          ----------------------------------------------------------
                                                                          Names(s) in which Bank Account is Established

                                                                          A corporation (or partnership) must also submit a
                                                                          "Corporate Resolution" (or "Certificate of Partnership")
                                                                          indicating the names and titles of Officers authorized to
                                                                          act on its behalf.

FOR USE BY AUTHORIZED AGENT ONLY

We hereby submit this Account Application for the purchase of Advisor Class shares in accordance with the terms of our Advisor Class
Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased.

------------------------------------------------------------------------------------------------------------------------------------
Advisor's Name
------------------------------------------------------------------------------------------------------------------------------------
Main Office Address      Branch Number (if applicable)      Representative's Number      Representative's Name
                                                               (     )
-------------------------------------------------------------------------------------------------------------------------
Branch Address                                                              Telephone

-------------------------------------------------------------------------------------------------------------------------
Advisor's Authorized Signature                                              Title

                             GT GLOBAL THEME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL FINANCIAL SERVICES FUND, GLOBAL FINANCIAL SERVICES PORTFOLIO, GT GLOBAL INFRASTRUCTURE FUND, GLOBAL INFRASTRUCTURE PORTFOLIO, GT GLOBAL NATURAL RESOURCES FUND, GLOBAL NATURAL RESOURCES PORTFOLIO, GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO, GT GLOBAL HEALTH CARE FUND, GT GLOBAL TELECOMMUNICATIONS FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON IN SUCH JURISDICTION TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                   THEPV610004MC

                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information

                 February 29, 1996, As Revised October 31, 1996
--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Advisor Class shares of GT Global Financial Services Fund ("Financial Services Fund"), GT Global Infrastructure Fund ("Infrastructure Fund"), GT Global Natural Resources Fund ("Natural Resources Fund"), GT Global Consumer Products and Services Fund ("Consumer Products and Services Fund"), GT Global Health Care Fund ("Health Care Fund") and GT Global Telecommunications Fund ("Telecommunications Fund") (individually, "Fund" or "Theme Fund," collectively, "Funds," "Theme Funds"). Each Fund is a diversified series of G.T. Investment Funds, Inc. ("Company"), a registered open-end management investment company. The Health Care Fund is organized as a non-diversified series of the Company. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund (individually, "Feeder Fund," collectively "Feeder Funds,") invest all of their investable assets in the Global Financial Services Portfolio, Global Infrastructure Portfolio, Global Natural Resources Portfolio and Global Consumer Products and Services Portfolio (individually, "Portfolio," collectively, "Portfolios"), respectively. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the GT Global Theme Funds' current Advisor Class Prospectus dated February 29, 1996, as revised October 31, 1996, a copy of which is available without charge by writing to the above address or calling the Funds at the toll-free telephone number printed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the investment manager of and administrator for the Health Care Fund, Telecommunications Fund and the Portfolios (each a "Theme Portfolio"), and also serves as the administrator for each Feeder Fund. The principal underwriter and distributor of the Funds' shares is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      6
Risk Factors.............................................................................................................     14
Investment Limitations...................................................................................................     18
Execution of Portfolio Transactions......................................................................................     22
Directors and Executive Officers.........................................................................................     24
Management...............................................................................................................     26
Valuation of Fund Shares.................................................................................................     29
Information Relating to Sales and Redemptions............................................................................     30
Taxes....................................................................................................................     32
Additional Information...................................................................................................     35
Investment Results.......................................................................................................     36
Description of Debt Ratings..............................................................................................     46
Financial Statements.....................................................................................................     48

[LOGO]

                   Statement of Additional Information Page 1

                             GT GLOBAL THEME FUNDS

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of each Feeder Fund is long-term capital growth. The investment objective of the GT Global Health Care Fund and Telecommunications Fund is long-term capital appreciation and long-term growth of capital, respectively.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each seeks to achieve its investment objective by investing all of its investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively, each of which is a subtrust (a "series") of Global Investment Portfolio (an open-end management investment company) with an investment objective that is identical to that of its corresponding Fund. Whenever the phrase "all of the Funds' investable assets" is used herein and in the Prospectus, it means that the only investment securities that will be held by a Feeder Fund will be that Fund's interest in its corresponding Portfolio. A Feeder Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of such Fund and its shareholders to do so. Upon any such withdrawal, a Feeder Fund's assets would be invested in accordance with the investment policies described below and in the Prospectus with respect to its corresponding Portfolio.

SELECTION OF EQUITY INVESTMENTS
In analyzing the natural resource industry, the Manager has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

In analyzing the telecommunications industry, the Manager has identified four areas that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses;
(iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

There may be times when, in the opinion of the Manager, prevailing market, economic or political conditions warrant reducing the proportion of the Theme Portfolios' assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations or the U.S., or a foreign government. A portion of each Theme Portfolio's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund Shares to provide for ongoing expenses and to satisfy redemptions.

For each Theme Portfolio's investment purposes, an issuer is typically considered as located in a particular country if it (a) is organized under the laws of or has its principal office in a particular country, or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Manager's view, the value of such issuer's securities will tend to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In certain countries, governmental restrictions and other limitations on investment may affect a Theme Portfolio's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. The Manager is not aware at this time of the existence of any investment or exchange control regulations which might

                   Statement of Additional Information Page 2

                             GT GLOBAL THEME FUNDS
substantially impair the operations of the Theme Portfolios as described in the Prospectus and this Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Theme Portfolios has a present intention of making any significant investment in any country or stock market in which the Manager considers the political or economic situation to threaten a Theme Portfolio with substantial or total loss of its investment in such country or market.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
Each Theme Portfolio may invest in the securities of investment companies within the limits of the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations currently provide that, in general, a Theme Portfolio may purchase shares of an investment company unless (a) such a purchase would cause a Theme Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Theme Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. The foregoing restrictions do not apply to the investment of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund in their corresponding Portfolios. Investment in closed-end investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. Each Theme Portfolio does not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies, including payments to the investment managers of those investment companies.

DEPOSITORY RECEIPTS
A Theme Portfolio may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Theme Portfolio's investment policies, a Theme Portfolio's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Theme Portfolios may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by a Theme Portfolio in connection with other securities or separately and provide the Theme Portfolio with the right to purchase at a later date other securities of the issuer. As a condition of continued registration in a state, each Theme Portfolio has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Theme Portfolio in units or attached to securities will be deemed to be without value for purposes of this restriction.

                   Statement of Additional Information Page 3

                             GT GLOBAL THEME FUNDS

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, each Theme Portfolio may make secured loans of its securities holdings amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Theme Portfolio's investment policies and by regulatory agencies and approved by the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable. The Theme Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loan is outstanding, a Theme Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Theme Portfolio will have a right to call each loan and obtain the securities on five business days' notice. A Theme Portfolio will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of each Theme Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject each Theme Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although each Theme Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of each Theme Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Theme Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Theme Portfolio if the other party to the repurchase agreement becomes bankrupt, the Theme Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Company's Board of Directors, or a Portfolio's Board of Trustees, as applicable. The Manager will review and monitor the creditworthiness of such institutions under the applicable Board's general supervision.

Each Theme Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Theme Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Theme Portfolio's ability to sell the collateral and a Theme Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Theme Portfolio intends to comply with provisions under such Code that would allow the immediate resale of such collateral. Each Theme Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets (except for Health Care Fund, more than 10% of the value of its total assets) would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Theme Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., the Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Theme Portfolio's securities holdings or other factors cause the ratio of a Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event that Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might

                   Statement of Additional Information Page 4

                             GT GLOBAL THEME FUNDS
be disadvantageous. Each Theme Portfolio may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if that Theme Portfolio did not borrow.

Each Theme Portfolio's fundamental investment limitations permit the Theme Portfolio to borrow money for leveraging purposes. However, each Theme Portfolio (except the Health Care Fund) is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable. In the event that a Theme Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Consumer Products and Services Fund or a Theme Portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Theme Portfolio's earnings or a Fund's net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Theme Portfolio's earnings or a Fund's net asset value would decline faster than would otherwise be the case.

Each Theme Portfolio may enter into reverse repurchase agreements, which involve the sale of a security by a Theme Portfolio and its agreement to repurchase the security at a specified time and price. Each Theme Portfolio may also engage in "roll" transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Theme Portfolio will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
Each Theme Portfolio (except the Health Care Fund) is authorized to make short sales of securities. A short sale is a transaction in which a Theme Portfolio sells a security in anticipation that the market price of that security will decline. A Theme Portfolio may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

When a Theme Portfolio makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Theme Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

A Theme Portfolio's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral (usually cash, U.S. government securities or other liquid, high grade debt securities) deposited with the intermediary. The Theme Portfolio will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by that Theme Portfolio on such security, a Theme Portfolio may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time a Theme Portfolio replaces the borrowed security, that Theme Portfolio will incur a loss; conversely, if the price declines, the Theme Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although a Theme Portfolio's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

No Theme Portfolio will make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Theme Portfolio's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Theme Portfolio's net assets or 2% of the securities of any class of the issuer. Moreover, a Theme Portfolio may engage in short sales only with respect to securities listed on a national securities exchange. A Theme Portfolio may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Theme Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   Statement of Additional Information Page 5

                             GT GLOBAL THEME FUNDS

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruemtns on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Theme Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Theme Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Theme Portfolio could suffer a loss. In either such case, the Theme Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, a Theme Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Theme Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Theme Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Theme Portfolio sell a portfolio security at a disadvantageous time. The Theme Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Theme Portfolio.

WRITING CALL OPTIONS
Each Theme Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Theme Portfolios.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or an (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                   Statement of Additional Information Page 6

                             GT GLOBAL THEME FUNDS

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Theme Portfolio's investment objective. When writing a call option, a Theme Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Theme Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Theme Portfolio has written expires, the Theme Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Theme Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Each Theme Portfolio does not consider a security or currency covered by a call option to be "pledged" as that term is used in that Theme Portfolio's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at less than its market value.

The premium that a Theme Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Theme Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Theme Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

Each Theme Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Theme Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Theme Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Theme Portfolio.

WRITING PUT OPTIONS
Each Theme Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Theme Portfolio generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for a Theme Portfolio's holdings at a price lower than the current market price of the security or currency. In such event, a Theme Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Theme Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

                   Statement of Additional Information Page 7

                             GT GLOBAL THEME FUNDS

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at greater than its market value.

PURCHASING PUT OPTIONS
Each Theme Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, a Theme Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

Each Theme Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Theme Portfolio in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Theme Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

A Theme Portfolio may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that Theme Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Theme Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Theme Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, the Theme Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

Call options may be purchased by a Theme Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Theme Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Theme Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Theme Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Theme Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Theme Portfolio's current return. For example, where a Theme Portfolio has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Theme Portfolio, an increase in the market price could result in the exercise of the call option written by the Theme Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Theme Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Theme Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Theme Portfolio to avoid selling the portfolio security or currency at a time when it has an unrelaized loss; however, the Theme Portfolio would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of each Theme Portfolio's total assets at the time of each purchase.

                   Statement of Additional Information Page 8

                             GT GLOBAL THEME FUNDS

A Theme Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Theme Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives the Theme Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Theme Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Theme Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Theme Portfolio anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Theme Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. A Theme Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Theme Portfolio. The assets used as cover for OTC options written by a Theme Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Theme Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Theme Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Theme Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Theme Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Theme Portfolio, there is no assurance that the Theme Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Theme Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Theme Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Theme Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Theme Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Theme Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Theme Portfolio's exercise of the put, to deliver to the Theme Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Theme Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Theme Portfolio to deliver to it an amount of cash

                   Statement of Additional Information Page 9

                             GT GLOBAL THEME FUNDS
equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Theme Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Theme Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Theme Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Theme Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Theme Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Theme Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Theme Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
Each Theme Portfolio may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Theme Portfolio. A Theme Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

Each Theme Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument thereon in the United States. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Theme Portfolio's exposure to interest rate, currency exchange rate and stock market fluctuations, that Theme Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is

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                             GT GLOBAL THEME FUNDS
effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Theme Portfolio realizes a gain; if it is more, the Theme Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Theme Portfolio realizes a gain; if it is less, the Theme Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Theme Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Theme Portfolio is not able to enter into an offsetting transaction, that Theme Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Theme Portfolio.

Each Theme Portfolio's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Theme Portfolio owns, or Futures Contracts will be purchased to protect the Theme Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Theme Portfolio in order to initiate Futures trading and maintain the Theme Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Theme Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin" to and from the futures commission merchant through which the Theme Portfolio entered in the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Theme Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

                  Statement of Additional Information Page 11
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                             GT GLOBAL THEME FUNDS

If a Theme Protfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Theme Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Theme Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Theme Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing on an option on a Futures Contract are included in the initial margin deposit.

A Theme Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that a Theme Portfolio enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Theme Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Theme Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors and the Portfolios' Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Theme Portfolio's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Theme Portfolio either may

                  Statement of Additional Information Page 12

                             GT GLOBAL THEME FUNDS
accept or make delivery of the currency at the maturity of the Forward Contract. A Theme Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

A Theme Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Theme Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Theme Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Theme Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Theme Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable.

A Theme Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to overall investments of that Theme Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for that Theme Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Theme Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Theme Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Theme Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Theme Portfolio to sell a currency, that Theme Portfolio either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Theme Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Theme Portfolio may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Theme Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Theme Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Theme Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Theme Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts, to hedge against movements in the values of the foreign currencies in which the Theme Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Theme Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Theme Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Theme Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive

                  Statement of Additional Information Page 13

                             GT GLOBAL THEME FUNDS
correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Theme Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Theme Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Theme Portfolio has purchased) expose the Theme Portfolio to an obligation to another party. A Theme Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Future Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Theme Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Theme Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Theme Portfolio's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

    ILLIQUID SECURITIES. Each Theme Portfolio may invest up to 15% of its net assets (except for the Health Care Fund, which may invest up to 10% of its total assets) in illiquid securities. Securities may be considered illiquid if a Theme Portfolio cannot reasonably expect within seven days to sell the security for approximately the amount at which that Theme Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Theme Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell

                  Statement of Additional Information Page 14

                             GT GLOBAL THEME FUNDS
and the time the Theme Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Theme Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Theme Portfolio, however, could affect adversely the marketability of such portfolio securities and the Theme Portfolio might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable, has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to the Manager, in accordance with procedures approved by that Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager monitors the liquidity of securities held by each Theme Portfolio and periodically reports such determinations to the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which a Theme Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Theme Portfolio's investment in those countries. Instability may also result from, among other things; (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extraconstitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Theme Portfolio invests and adversely affect the value of a Theme Portfolio's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Theme Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Theme Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deteriation in a country's balance of payments of for other reasons, a country

                  Statement of Additional Information Page 15

                             GT GLOBAL THEME FUNDS
may impose restrictions on foreign capital remittances abroad. A Theme Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Theme Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Theme Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because each Theme Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Theme Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of that Theme Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the appropriate Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Theme Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Theme Portfolio may be required to liquidate securities in order to make distributions if the Theme Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although each Theme Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to sell the currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Theme Portfolio are uninvested and no return is earned thereon. The inability of a Theme Portfolio to make intended security purchases due to settlement problems could cause that Theme Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to that Theme Portfolio due to subsequent declines in value of the portfolio security or, if that Theme Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of a Theme Portfolio's assets, although the Manager does not believe that such difficulties will have a material adverse effect on a Theme Portfolio's portfolio trading activities.

                  Statement of Additional Information Page 16

                             GT GLOBAL THEME FUNDS

Each Theme Portfolio may use foreign custodians, which may involve risks in addition to those related to its use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning that Theme Portfolio's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. Each Theme Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that Theme Portfolio's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    SPECIAL CONSIDERATIONS AFFECTING EUROPE. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe or the emerging European markets, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Theme Portfolio.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN AND HONG KONG. The concentration of investments by a Theme Portfolio in Japan means that that Portfolio may be more volatile than a fund that is broadly diversified geographically. Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products, Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and the long term. The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced.

Hong Kong is a British colony which will transfer sovereignty to the Peoples Republic of China in 1997. China has espoused policies antagonistic to free enterprise capitalism and democracy. There can be no guarantee that property rights will continue to be safeguarded in Hong Kong after 1997, although recently China has moved toward free enterprise, and has established stock exchanges of its own.

    SPECIAL CONSIDERATIONS AFFECTIVE EMERGING MARKETS. Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economics and securities markets of certain Latin American countries.

    DIVERSIFICATION REQUIREMENTS UNDER INTERNAL REVENUE CODE. The investment flexibility of each Theme Portfolio may be restricted by the necessity of satisfying certain diversification requirements in order to maintain the qualification of the Theme Portfolio as a regulated investment company within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").

                  Statement of Additional Information Page 17

                             GT GLOBAL THEME FUNDS

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

FEEDER FUNDS

The  Financial Services  Fund, Infrastructure  Fund, Natural  Resources Fund and
Consumer Products and Services Fund each has the following fundamental investment policy to enable it to invest in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

All other fundamental investment policies, and the non-fundamental policies, of each Feeder Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Feeder Fund and its Board of Directors.

Each Portfolio has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of that Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. Whenever a Feeder Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

Each Portfolio may not:

        (1) Buy or sell real estate (including real estate limited partnerships); however, each Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (2) Buy or sell commodities or commodity contracts, except that each Portfolio may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (3) Underwrite securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that each Portfolio may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks not in excess of 33 1/3 of the value of each Portfolio's total assets, (including the amount borrowed), less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent any Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by a Portfolio may not exceed one-third of that Portfolio's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, each Portfolio may invest in the securities of companies that engage in these activities.

                  Statement of Additional Information Page 18

                             GT GLOBAL THEME FUNDS

In addition, each Portfolio has adopted as a fundamental investment policy a classification as a "diversified" portfolio under the 1940 Act. This means that, with respect to 75% of the Portfolio's total assets, no more than 5% will be invested in the securities of any one issuer, and the Portfolio will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without approval by the holders of a majority of the Portfolios' outstanding voting securities as defined above and in the Prospectus.

The following investment policies of each Portfolio are not fundamental policies and may be changed by vote of the Portfolios' Board of Trustees without shareholder approval. No Portfolio may:

        (1) Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Portfolio, the Portfolio's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contract the Portfolio has entered into;

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Portfolio's total assets (while borrowings exceed 5% of the Infrastructure Portfolio's and Natural Resources Portfolio's total assets, such Portfolio will not make any additional investments); and

        (8) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the investment objective of each Feeder Fund, which may not be changed without the approval of Fund shareholders, and its corresponding Portfolio's investment objective, which may be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may or may not be changed without shareholder approval.

HEALTH CARE FUND

The Health Care Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of the Health Care Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

The Health Care Fund may not:

        (1) Invest more than 10% of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists, which for this purpose includes repurchase agreements maturing in more than seven days;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Purchase or sell real estate; provided that the Health Care Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (4) Purchase securities on margin or make short sales, except for short-term credits necessary for clearance of portfolio transactions, and except that the Health Care Fund may make short sales and maintain short positions and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

                  Statement of Additional Information Page 19

                             GT GLOBAL THEME FUNDS

        (5) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Health Care Fund may be deemed to be an underwriter under federal securities laws;

        (6) Make loans, except through loans of portfolio securities as authorized by the Health Care Fund's Prospectus and except through repurchase agreements, provided that for purposes of this limitation the acquisition of portfolio securities consistent with the Health Care Fund's investment objective and policies shall not be deemed to be the making of a loan;

        (7) Purchase or sell commodities or commodity contracts, except that consistent with the Health Care Fund's investment objective and policies the Health Care Fund may use financial and currency futures instruments and options thereon for hedging purposes;

        (8) Issue senior securities, except that for purposes of this limitation the Health Care Fund may borrow money in such amounts and in such fashion as is permitted under the 1940 Act and the rules thereunder;

        (9) Mortgage, pledge or hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Health Care Fund, except as may be necessary in connection with permitted borrowings; provided, however, that this does not prohibit escrow, collateral or margin arrangements in connection with the Health Care Fund's use of options, futures contracts and options on futures contracts;

       (10) Invest in oil, gas or mineral-related programs or leases; or

       (11) Purchase any security if as a result more than 5% of the Health Care Fund's total assets would be invested in securities of companies which together with any predecessors have been in operation for less than three years.

In addition, the Health Care Fund has adopted as a fundamental investment policy the classification as a "diversified" fund under the 1940 Act which means that, with respect to 75% of the Health Care Fund's total assets, no more than 5% will be invested in the securities of any one issuer, and the Health Care Fund will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without approval by the holders of a majority of the Health Care Fund's outstanding voting securities as defined above and in the Prospectus.

Investors should refer to the Prospectus for further information with respect to the Health Care Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

TELECOMMUNICATIONS FUND

The Telecommunications Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of the Telecommunications Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

The Telecommunications Fund may not:

        (1)  Buy   or  sell   real  estate   (including  real   estate   limited
    partnerships); however, the Telecommunications Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (2) Purchase or sell commodities or commodity contracts, except that the Telecommunications Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that the Telecommunications Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that the Telecommunications Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

                  Statement of Additional Information Page 20

                             GT GLOBAL THEME FUNDS

        (6) Borrow money except from banks not in excess of 33 1/3% of the value of the Telecommunications Fund's total assets, including the amount borrowed, less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Telecommunications Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Telecommunications Fund may not exceed one-third of the Telecommunications Fund's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Telecommunications Fund may invest in the securities of companies that engage in these activities.

In addition, the Telecommunications Fund has adopted as a fundamental investment policy the classification as a "diversified" fund under the 1940 Act which means that, with respect to 75% of the Telecommunications Fund's total assets, no more than 5% will be invested in the securities of any one issuer, and the Telecommunications Fund will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without approval by the holders of a majority of the Telecommunications Fund's outstanding voting securities as defined above and in the Prospectus.

The following operating policies of the Telecommunications Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Telecommunications Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Telecommunications Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Telecommunications Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; or

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Telecommunications Fund's total assets. While borrowings exceed 5% of the Telecommunications
    Fund's total assets, the Telecommunications Fund will not make any additional investments.

The Telecommunications Fund has the authority to invest up to 10% of its total assets in shares of other investment companies, and in real estate investment trusts. The Telecommunications Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the Telecommunications Fund's investment objective, which may not be changed without the approval of shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or Portfolio's investment policies or restrictions. A Fund or Portfolio may exchange securities, exercise conversion or subscription rights, warrants

                  Statement of Additional Information Page 21

                             GT GLOBAL THEME FUNDS
or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's or Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's or Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------
Subject to policies established by the Company's Board of Directors and the Portfolios' Board of Trustees, the Manager is responsible for the execution of each Theme Portfolio's securities transactions and the selection of broker/dealers who execute such transactions on behalf of each Theme Portfolio. In executing portfolio transactions, the Manager seeks the best net results for each Theme Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While each Theme Portfolio may engage in soft dollar arrangements for research services, as described below, each Theme Portfolio has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of each Theme Portfolio, the Manager may select broker/dealers to execute that Theme Portfolio's portfolio transaction on the basis of the research and brokerage services they provide to the Manager for its use in managing that Theme Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker is in addition to, and not in lieu of, the services required to be performed by the Manager under the applicable Investment Management and Administration Contract (defined below). A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to that Theme Portfolio and its other clients and that the total commissions paid by the Theme Portfolio will be reasonable in relation to the benefits received by that Theme Portfolio over the long term. Research services may also be received from dealers who execute Theme Portfolio transactions in over-the-counter markets.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Theme Portfolio toward payment of that Theme Portfolio's expenses, such as custodian fees.

Investment decisions for a Theme Portfolio and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including a Theme Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Theme Portfolio is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to that Theme Portfolio.

Under a policy adopted by the Company's Board of Directors and the Portfolios' Board of Trustees, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Funds and the other portfolios for which the Manager serves as investment manager or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other portfolios.

Each Theme Portfolio contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation

                  Statement of Additional Information Page 22

                             GT GLOBAL THEME FUNDS
of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Theme Portfolio in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Theme Portfolio may invest are generally traded in the over-the-counter markets.

A Theme Portfolio does not have any obligation to deal with any broker/dealer or group of broker/dealers in the execution of securities transactions. Each Theme Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Directors or the Portfolios' Board of Trustees, as applicable, has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

For the fiscal years ended October 31, 1995, 1994, and 1993, the Health Care Fund paid aggregate brokerage commissions of $545,743, $480,241, and $665,620, respectively. For the fiscal years ended October 31, 1995, 1994 and 1993, the Telecommunications Fund paid aggregate brokerage commissions of $2,253,982, $5,674,965, and $2,051,270, respectively. For the fiscal October 31, 1995, the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio paid aggregate brokerage commissions of $38,814, $122,399 and $98,462, respectively. For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio paid aggregate brokerage commissions of $18,145, $111,512 and $132,572, respectively. For the fiscal period December 30, 1994 (commencement of operations) to October 31, 1995, the Consumer Products and Services Portfolio paid aggregate brokerage commissions of $17,605.

THEME PORTFOLIO TRADING AND TURNOVER
Although each Theme Portfolio does not intend generally to trade for short-term profits, the securities held by that Theme Portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Theme Portfolio's average month-end portfolio value, excluding short-term investments. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Theme Portfolio will bear directly, and may result in the realization of net capital gains that are taxable when distributed to each Fund's shareholders. For the fiscal years ended October 31, 1995 and 1994, the Telecommunications Fund's portfolio turnover rates were 62% and 57%, respectively. For the fiscal years ended October 31, 1995 and 1994, the Health Care Fund's portfolio turnover rates were 99% and 64%, respectively. For the fiscal year ended October 31, 1995, the portfolio turnover rates for the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio were 170%, 45%, and 87%, respectively. For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, the portfolio turnover rates for the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio were 53%, 18% and 137%, respectively. For the fiscal period December 30, 1994 (commencement of operations) to October 31, 1995, the portfolio turnover rate for the Consumer Products and Services Portfolio was 240%.

                  Statement of Additional Information Page 23

                             GT GLOBAL THEME FUNDS

                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Company's Directors and Executive Officers and the Portfolios' Trustees and Executive Officers are listed below. The term "Directors" as used below refers to the Company's Directors and the Portfolios' Trustees collectively.

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 43                    Chairman, the Manager since October 1996; Director, Liechtenstein Global Trust (holding
Director, Chairman of the Board and      company of the various international LGT companies) since 1990; President, Asset
President                                Management Division, Liechtenstein Global Trust since 1995; Director and President, LGT
50 California, Street                    Asset Management Holdings, Inc. ("LGT Asset Management Holdings") since 1988; Director and
San Francisco CA 94111                   President, the Manager since 1989; Director, GT Global since 1987 and President, GT Global from 1987 to 1995; Director, GT Services since 1990; President, GT Services from 1990 to
                                         1995; Director, G.T. Global Insurance Agency, Inc. ("G.T. Insurance") since 1992; and
                                         President, G.T. Insurance from 1992 to 1995. Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.
C. Derek Anderson, 54                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief Executive
Director                                 Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; and
220 Sansome Street                       Director, American Heritage Group Inc. and various other companies. Mr. Anderson also is a
Suite 400                                director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94104                  Act that is managed or administered by the Manager.
Frank S. Bayley, 55                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D. Stimson Company (a
Director                                 private investment company); and Trustee, Seattle Art Museum. Mr. Bayley also is a
Two Embarcadero Center                   director or trustee or each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111
Arthur C. Patterson, 52                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of
Director                                 various computing and software companies. Mr. Patterson also is a director or trustee of
One Embarcadero Center                   each of the other investment companies registered under the 1940 Act that is managed or
Suite 3820                               administered by the Manager.
San Francisco, CA 94111
Ruth H. Quigley, 59                      Private investor; and President, Quigley Friedlander & Co., Inc. (a financial advisory
Director                                 services firm) from 1984 to 1986. Ms. Quigley also is a director or trustee or each of the
1055 California Street                   other investment companies registered under the 1940 Act that is managed or administered
San Francisco, CA 94108                  by the Manager.
F. Christian Wignall, 39                 Director, LGT Asset Management Holdings since 1989; Senior Vice President, Chief
Vice President and Chief                 Investment Officer -- Global Equities and Director, the Manager since 1987; and Chairman,
Investment Officer --                    Investment Policy Committee of the affiliated international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

--------------

* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

                  Statement of Additional Information Page 24

                             GT GLOBAL THEME FUNDS

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
James R. Tufts, 37                President, GT Services since 1995; Senior Vice President -- Finance and
Vice President and Chief          Administration, GT Global, GT Services and G.T. Insurance, from 1994 to
Financial Officer                 1995; Senior Vice President -- Finance and Administration, LGT Asset
50 California Street              Management Holdings and the Manager since 1994; Vice President --
San Francisco, CA 94111           Finance, LGT Asset Management Holdings, the Manager, GT Global and GT
                                  Services from 1990 to 1994; Vice President -- Finance, G.T. Insurance from 1992 to 1994; and a Director of the Manager, GT Global and GT
                                  Services since 1991.
Kenneth W. Chancey, 50            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and                Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Principal Accounting Officer
50 California Street
San Francisco, CA 94111
Helge K. Lee, 48                  Senior Vice President, General Counsel and Secretary, LGT Asset
Vice President and Secretary      Management Holdings, the Manager, GT Global, GT Services and G.T.
50 California Street              Insurance since February 1996. Senior Vice President, Secretary and
San Francisco, CA 94111           General Counsel, LGT Asset Management Holdings, the Manager, GT Global,
                                  GT Services and G.T. Insurance from May 1994 to February 1996; Senior
                                  Vice President, General Counsel and Secretary, Strong/Corneliuson
                                  Management, Inc. and Secretary, each of the Strong Funds from October
                                  1991 through May 1994; and shareholder in the law firm of Godfrey &
                                  Kahn, S.C., Milwaukee, Wisconsin for more than five years prior to
                                  October 1991.

The Board of Directors has a Nominating and Audit Committee, comprised of Ms. Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and Officers of the Company is also a Director and Officer of G.T. Global Developing Markets Fund, Inc., and a Trustee and Officer of G.T. Global Growth Series, G.T. Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global Investment Portfolio (of which the Portfolios are subtrusts), and Global High Income Portfolio, which also are registered investment companies managed by the Manager. Each Director and Officer serves in total as a Director and or Trustee and officer, respectively of 10 registered investment companies with 40 series managed or administrated by the Manager. The Company pays each Director who is not a director, officer or employee of the Manager or any affiliated company $5,000 a year, plus $300 per Fund for each meeting of the Board attended by the Director, and reimburses travel and other expenses incurred in connection with attending Board meetings. Other Directors and Officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $36,705, $34,230, $36,755 and $33,706, respectively, from the Company for their services as Directors. For the fiscal year ended October 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $92,177, $87,869, $92,261 and $86,958, respectively, from the 40 investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no exercised or payable pension or retirement benefits. As of February 22, 1996, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of each Fund or of all the Company's funds in the aggregate, with the exception of the Financial Services Fund and the Consumer Products and Services Fund. As of February 22, 1996, the Officers and Directors and their families or a group owned in the aggregate beneficially or of record 1.05% of the outstanding shares of the Financial Services Fund and 9.85% of the Consumer Products and Services Fund.

                  Statement of Additional Information Page 25

                             GT GLOBAL THEME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE FEEDER FUNDS AND THE PORTFOLIOS
Chancellor LGT Asset Management, Inc. (the "Manager") serves as each Portfolio's investment manager and administrator under an Investment Management and Administration Contract between each Portfolio and the Manager ("Portfolio Management Contract") the Manager serves as administrator to each Feeder Fund under an administration contract between the Company and the Manager ("Administration Contract"). The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, the Manager makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and each Feeder Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of each Portfolio and each Feeder Fund and provides suitable office space, necessary small office equipment and utilities. For these services, each Feeder Fund pays administration fees, computed daily and paid monthly, to the Manager at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, each Feeder Fund bears a pro rata portion of the investment management and administration fee paid by its corresponding Portfolio to the Manager. Each Portfolio pays such fees based on its average daily net assets, also computed daily and paid monthly, at the annualized rate of 0.725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million, and .65% on all amounts thereafter.

The Portfolio Management Contract may be renewed with respect to Portfolio for additional one-year terms, provided that any such renewal has been specifically approved at least annually by (i) the Portfolios' Board of Trustees or the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Portfolio Management Contract provides that with respect to each Portfolio, and the Administration Contract provides that with respect to each Feeder Fund, either the Company, each Portfolio or the Manager may terminate the Contract without penalty upon sixty days' written notice to the other party. The Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Portfolio Management Contract, the Manager has agreed to reduce the investment management and administration fees payable by each Portfolio by the amount that the ordinary operating expenses (exclusive of brokerage commissions, organization expenses, interest, taxes, distribution-related expenses, certain expenses attributable to investing outside the United States and extraordinary expenses) of that Portfolio for any fiscal year borne by its corresponding Fund, together with the direct ordinary operating expenses (exclusive of brokerage commission, organization expenses, taxes, interest, certain distribution-related expenses and extraordinary expenses) of such Fund, exceeds the most stringent limits prescribed by any state in which the shares of the Fund are offered for sale. Currently, the most restrictive applicable limitation provides that a Feeder Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of all average net assets thereafter. The Manager and GT Global have voluntarily undertaken to limit each Feeder Fund's expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses) to the maximum annual level of 1.90% of the average daily net assets of the Fund's Advisor Class shares during each fiscal year, and the Manager has agreed to reimburse each Feeder Fund if its expenses exceed that amount.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE HEALTH CARE FUND AND TELECOMMUNICATIONS FUND
The Manager serves as the investment manager and administrator to the Health Care Fund and Telecommunications Fund under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for the Health Care Fund and Telecommunications Fund and administers the Health Care Fund and Telecommunications Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Health Care Fund and Telecommunications Fund, and provides suitable office space, necessary small office equipment and utilities. For these

                  Statement of Additional Information Page 26

                             GT GLOBAL THEME FUNDS
services, the Health Care Fund and Telecommunications Fund each pays the Manager investment management and administration fees, based on the Health Care Fund's and Telecommunications Fund's average daily net assets, computed daily and paid monthly, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on all amounts thereafter.

The Management Contract may be renewed for additional one-year terms with respect to the Health Care Fund and Telecommunications Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Health Care Fund and Telecommunications Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Health Care Fund and Telecommunications Fund either the Company or the Manager may terminate the Contract without penalty upon sixty (60) days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Contract, the Manager has agreed to waive its investment management and administration fees from the Health Care Fund and
Telecommunications Fund and to reimburse the Health Care Fund's and Telecommunications Fund to the extent necessary to assure that the Health Care Fund's and Telecommunications Fund's annual expenses (exclusive of brokerage commissions, organizational expenses, taxes, interest, distribution-related expenses, certain expenses attributable to investing outside the United States and extraordinary expenses) do not exceed the most stringent expense limitations prescribed by any state in which the Health Care Fund and Telecommunications Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that the Health Care Fund and Telecommunications Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. In addition, GT Global and the Manager have voluntarily undertaken to limit the Health Care Fund's and Telecommunications Fund's Advisor Class expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual level of 1.90% of the average daily net assets of each Fund's Advisor Class shares, respectively, during each fiscal year, and the Manager has agreed to reimburse the Health Care Fund and Telecommunications Fund if the Health Care Fund's and Telecommunications Fund's expenses exceed that amount.

                  Statement of Additional Information Page 27

                             GT GLOBAL THEME FUNDS

The  following  table  discloses  the   amount  of  investment  management   and
administration fees paid by the Theme Portfolios to the Manager during the periods shown:

                                HEALTH CARE FUND

YEAR ENDED OCTOBER 31,                                                                                       AMOUNT PAID
----------------------------------------------------------------------------------------------------------  --------------
1995......................................................................................................  $    4,453,857
1994......................................................................................................       4,353,688
1993......................................................................................................       5,331,224

                            TELECOMMUNICATIONS FUND

YEAR ENDED OCTOBER 31,                                                                                       AMOUNT PAID
----------------------------------------------------------------------------------------------------------  --------------
1995......................................................................................................  $   23,861,460
1994......................................................................................................      21,926,187
1993......................................................................................................       7,254,611
1992 (since Fund inception on January 27, 1992)...........................................................       2,624,818

                          FINANCIAL SERVICES PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
1995......................................................................................................  $       51,353
May 31, 1994 (commencement of operations) to October 31, 1994.............................................           8,249

                            INFRASTRUCTURE PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
1995......................................................................................................  $      601,421
May 31, 1994 (commencement of operations) to October 31, 1994.............................................          51,922

                          NATURAL RESOURCES PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
1995......................................................................................................  $      213,856
May 31, 1994 (commencement of operations) to October 31, 1994.............................................          28,500

                    CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
December 30, 1994 (commencement of operations) to October 31, 1995........................................  $       16,284

For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, and for the fiscal year ended October 31, 1995, the Manager reimbursed the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio for their respective investment management and administration fees in the amounts of $8,249 and $51,353, $48,901 and $0, and $28,500 and $213,856,
respectively; for the same periods, the Financial Services Fund, Infrastructure Fund and Natural Resources Fund paid administration fees of $3,029 and $18,756, $19,370 and $208,892, and $10,436 and $74,485, respectively. However, the
Manager reimbursed those Funds for such fees in the amounts of $3,029 and $18,756, $19,370 and $177,376, and $10,436 and $74,485, respectively.
(Accordingly, the Manager reimbursed the Financial Services Fund, Infrastructure Fund and Natural Resources Fund and their respective Portfolios investment management and administration fees in the aggregate amounts of $11,278 and $70,109, $68,271 and $177,376, and $38,936 and $288,341, respectively.) For the fiscal period December 30, 1994 (commencement of operations) to October 31, 1995, the Manager reimbursed the Consumer Products and Services Portfolio for investment management and administration fees in the amount of $16,284. For the same period, the Consumer Products and Services Fund paid $5,933 in administration fees; however, the Manager reimbursed the Fund in the amount of $5,933. Accordingly, the Manager reimbursed the Consumer Products and Services Fund and its Portfolio investment management and administration fees in the aggregate amount of $22,217.

For the fiscal year ended October 31, 1995, the Manager, pursuant to a voluntary expense undertaking to limit expenses to the maximum annual level of 1.90%, respectively, of average daily net assets of the Advisor Class shares of the Funds,

                  Statement of Additional Information Page 28

                             GT GLOBAL THEME FUNDS
reimbursed the Financial Services Fund, Natural Resources Fund, and Consumer Products and Services Fund for expenses in the additional amounts of $438,217, $30,769, and $244,975, respectively.

DISTRIBUTION SERVICES RELATING TO EACH FUND
Each Fund's Advisor Class shares are offered continuously through each Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis without a sales charge or a contingent deferred sales charge.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
GT Services, the Funds' Transfer Agent, has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent is also reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

As of October 31, 1995, the Health Care Fund, Telecommunications Fund, Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund paid the Manager fees of $30,660, $170,297, $616, $5,836, $1,931 and $318, respectively, for accounting services.

EXPENSES OF THE FUNDS AND OF THE PORTFOLIOS
Each Fund and each Portfolio pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, administration, distribution, transfer agency, pricing and accounting agency and brokerage fees described above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the service performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Funds or the Portfolios generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined each day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day") as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Each Theme Portfolio's securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the OTC market are valued at the last available sale price prior to the time of valuation.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.

                  Statement of Additional Information Page 29

                             GT GLOBAL THEME FUNDS

Options on indices, securities and currencies purchased by the Theme Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealers price will be used, in the case of OTC options. When market quotations for futures and options on futures held by a Theme Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Theme Portfolios in connection with such disposition). In addition, other factors, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer, generally are considered.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of each Fund's total assets (which, for each Feeder Fund is the value of its investment in its corresponding Portfolio). Each Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable, in good faith, will establish a conversion rate for such currency.

European, Far Eastern, or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Trading in securities on European and Far Eastern securities exchanges and OTC markets generally is completed well before the close of business in New York. Consequently, the calculation of each Fund's net asset value may not always take place contemporaneously with the determination of the prices of securities held by each Fund. Events affecting the values of securities held by the Theme Portfolios that occur between the time their prices are determined and the close of normal trading on the NYSE will not be reflected in a Fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Advisor Class shares of a Fund purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is canceled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share

                  Statement of Additional Information Page 30

                             GT GLOBAL THEME FUNDS
to reimburse the Fund for the loss incurred. Investors whose purchase orders have been canceled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

EXCHANGES BETWEEN FUNDS
Shares of a Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Advisor Class shares of a Fund may be exchanged only for Advisor Class shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon sixty days prior written notice to the shareholders of such fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by that Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon thirty days' written notice.

SUSPENSION OF REDEMPTION PRIVILEGES
Each Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Funds or the Portfolios from disposing of portfolio securities owned by them or in fairly determining the value of its assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that each Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

                  Statement of Additional Information Page 31

                             GT GLOBAL THEME FUNDS

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. Each Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the next section for a discussion of the tax consequences to each Feeder Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by its corresponding Portfolio and to the Health Care Fund and Telecommunications Fund of those transactions and investments.

TAXATION OF THE THEME PORTFOLIOS

    THE PORTFOLIOS AND THEIR RELATIONSHIP TO THE FEEDER FUNDS. Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Feeder Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to New York income or franchise tax.

Because, as noted above, each Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to each Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in its Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Feeder

                  Statement of Additional Information Page 32

                             GT GLOBAL THEME FUNDS
Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

    FOREIGN TAXES. Dividends and interest received by a Theme Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it (taking into account, in the case of a Feeder Fund, its proportionate share of those taxes paid by its corresponding Portfolio). Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's income) from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Each Theme Portfolio may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of a Feeder Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of a Feeder Fund, by its corresponding Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Theme Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pursuant  to proposed  regulations, open-end RICs,  such as the  Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Theme Portfolios' use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses a Theme Portfolio realizes in connection therewith. Gains from foreign currencies (except certain gains that may be excluded by future regulations), and gains from the disposition of options, Futures and Forward Contracts derived by a Theme Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund). However, income from the disposition by a Theme Portfolio of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) if they are held for less than three months. Income from the disposition by a Theme Portfolio of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-

                  Statement of Additional Information Page 33

                             GT GLOBAL THEME FUNDS
Short Limitation for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) if they are held for less than three months.

If a Theme Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Theme Portfolio intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of those transactions. To the extent this treatment is not available, a Theme Portfolio may be forced to defer the closing out of certain options, Futures, Forward Contracts or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder
Fund) to continue to qualify as a RIC.

Futures and Forward Contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Theme Portfolio at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988 gains or losses"). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Theme Portfolio attempts to monitor section 988 transactions to minimize any adverse tax impact.

TAXATION OF THE FUNDS' SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund (directly or through a Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting the Funds, their shareholders and the Portfolios. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                  Statement of Additional Information Page 34

                             GT GLOBAL THEME FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, located in Zurich, Switzerland.

Worldwide  asset  management  affiliates   also  currently  include  LGT   Asset
Management PLC, formerly G.T. Management PLC in London, England; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Asset Management Ltd., formerly G.T. Management (Japan) Ltd. in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. located in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., located in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, located in Frankfurt, Germany.

THE COMPANY
The Company was organized as a Maryland corporation on October 29, 1987. Until April 28, 1989, the name of the Company was GT Global Income Series, Inc. From time to time, the Company may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Theme Portfolios' assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Theme Portfolios to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Company's and Global Investment Theme Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts annual audits of the Portfolios' and the Funds' financial statements, assists in the preparation of each Portfolio's and each Fund's federal and state income tax returns and consults with the Company and Global Investment Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" name and has reserved the right to withdraw its consent to the use of such names by the Company at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 35

                             GT GLOBAL THEME FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

Each Fund's "Standardized Return," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated separately for Class A, Class B and Advisor class shares of each Fund, as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC:
P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for Advisor Class shares of the Health Care Fund and Telecommunications Fund, stated as aggregate total returns for the period June 1, 1995 (commencement of operations) to October 31, 1995, were as follows:

                                                                                                      HEALTH CARE      TELECOMMUNI-
PERIOD                                                                                                   FUND          CATIONS FUND
----------------------------------------------------------------------------------------------------  -----------      ------------
June 1, 1995 through October 31, 1995...............................................................       17.10%             7.94%

As discussed in the Prospectus, each Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. The Non-Standardized Returns for the Advisor Class shares of the Health Care Fund and Telecommunications Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                                       TELECOMMUNI-
                                                                                                      HEALTH CARE        CATIONS
PERIOD                                                                                                   FUND             FUND
----------------------------------------------------------------------------------------------------  -----------      -----------
June 1, 1995 through October 31, 1995...............................................................       17.10%            7.94%

The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for Advisor Class shares, stated as aggregate total returns for the period June 1, 1995 (commencement of operations) to October 31, 1995, were:

                                                                     FINANCIAL SERVICES      INFRASTRUCTURE      NATURAL RESOURCES
PERIOD                                                                      FUND                  FUND                 FUND
-----------------------------------------------------------------    ------------------      --------------      -----------------
June 1, 1995 through October 31, 1995............................             7.75%                 1.17%                 0.17%

The Non-Standardized Returns for Advisor Class shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as aggregate total returns for the period June 1, 1995 (commencement of operations) to October 31, 1995, were:

                                                                     FINANCIAL SERVICES      INFRASTRUCTURE      NATURAL RESOURCES
PERIOD                                                                      FUND                  FUND                 FUND
-----------------------------------------------------------------    ------------------      --------------      -----------------
June 1, 1995 through October 31, 1995............................             7.75%                 1.17%                 0.17%

The Standardized Return for the Advisor Class shares of Consumer Products and Services Fund stated as aggregate total return for the period June 1, 1995 (commencement of operations) to October 31, 1995 was 23.65%.

The Non-Standardized Return for Advisor Class shares of Consumer Products and Services Fund stated as aggregate total return for the period June 1, 1995, through October 31, 1995, was 23.65%.

                  Statement of Additional Information Page 36

                             GT GLOBAL THEME FUNDS

The Standardized Returns for the Class A shares of Health Care Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       14.10%
January 27, 1992 through October 31, 1995.............................................................       n/a
November 1, 1990 through October 31, 1995.............................................................       12.56%
August 7, 1989 through October 31, 1995...............................................................        12.05  %

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -7.49 %
January 27, 1992 through October 31, 1995.............................................................       11.08 %
November 1, 1990 through October 31, 1995.............................................................       n/a
August 7, 1989 through October 31, 1995...............................................................      n/a

The Standardized Returns for the Class B Shares of the Health Care Fund and Telecommunications Fund, which were first offered April 1, 1993, stated as aggregate returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       14.17%
April 1, 1993 through October 31, 1995................................................................       46.06%

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -7.96 %
April 1, 1993 through October 31, 1995................................................................       33.92 %

The Standardized Returns for the Class B Shares of the Health Care Fund and Telecommunications Fund, which were first offered April 1, 1993, stated as average annualized total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       14.17%
April 1, 1993 through October 31, 1995................................................................       15.79%

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -7.96 %
April 1, 1993 through October 31, 1995................................................................       11.97 %

As discussed in the Prospectus, each Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. The Non-Standardized Returns for the Class A shares of the Health Care Fund and Telecommunications Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                        HEALTH CARE    TELECOMMUNI-
PERIOD                                                                                                      FUND       CATIONS FUND
------------------------------------------------------------------------------------------------------  ------------  --------------
Fiscal year ended October 31, 1995....................................................................      19.79 %        -2.88 %
January 27, 1992 through October 31, 1995.............................................................      n/a            55.88 %
August 7, 1989 through October 31, 1995...............................................................     113.42 %        n/a

The Non-Standardized Returns for the Class B shares of the Health Care Fund and Telecommunications Fund, which were first offered on April 1, 1993, stated as aggregate total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       19.17%
April 1, 1993 through October 31, 1995................................................................       49.06%

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -3.37 %
April 1, 1993 through October 31, 1995................................................................       36.92 %

The Non-Standardized Returns for the Class A shares of the Health Care Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       19.79%
January 27, 1992 through October 31, 1995.............................................................       n/a
November 1, 1990 through October 31, 1995.............................................................       13.66%
August 7, 1989 through October 31, 1995...............................................................        12.93  %

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -2.88 %
January 27, 1992 through October 31, 1995.............................................................       12.53 %
November 1, 1990 through October 31, 1995.............................................................       n/a
August 7, 1989 through October 31, 1995...............................................................      n/a

The Non-Standardized Returns for the Class B shares of the Health Care Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1995....................................................................       19.17%
April 1, 1993 through October 31, 1995................................................................       16.71%

                                                                                                         TELECOMMUNI-
PERIOD                                                                                                   CATIONS FUND
------------------------------------------------------------------------------------------------------  --------------
Fiscal year ended October 31, 1995....................................................................       -3.37 %
April 1, 1993 through October 31, 1995................................................................       12.93 %

                  Statement of Additional Information Page 37

                             GT GLOBAL THEME FUNDS

The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for their Class A shares, stated as average annualized total returns for the periods shown, were:

                                                                                   FINANCIAL
                                                                                   SERVICES       INFRASTRUCTURE NATURAL RESOURCES
PERIOD                                                                               FUND             FUND              FUND
-----------------------------------------------------------------------------  -----------------  -------------  ------------------
Year ended October 31, 1995..................................................         -2.29%           -7.50%           -11.97%
May 31, 1994 through October 31, 1995........................................         -0.47%            0.65%            -3.14%

The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for their Class A shares, stated as aggregate total returns for the periods shown, were:

                                                                                   FINANCIAL
                                                                                   SERVICES       INFRASTRUCTURE NATURAL RESOURCES
PERIOD                                                                               FUND             FUND              FUND
-----------------------------------------------------------------------------  -----------------  -------------  ------------------
Year ended October 31, 1995..................................................         -2.29%           -7.50%           -11.97%
May 31, 1994 through October 31, 1995........................................         -0.67%           -0.92%            -4.42%

The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for their Class B shares, stated as aggregate total returns for the periods shown, were:

                                                                                   FINANCIAL
                                                                                   SERVICES       INFRASTRUCTURE NATURAL RESOURCES
PERIOD                                                                               FUND             FUND              FUND
-----------------------------------------------------------------------------  -----------------  -------------  ------------------
Year ended October 31, 1995..................................................        -3.02 %           -8.20%           -12.64%
May 31, 1994 through October 31, 1995........................................        -0.50 %            1.25%            -4.39%

The Standardized Returns for the Class B shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as average annualized total returns for the periods shown, were:

                                                                                   FINANCIAL
                                                                                   SERVICES       INFRASTRUCTURE NATURAL RESOURCES
PERIOD                                                                               FUND             FUND              FUND
-----------------------------------------------------------------------------  -----------------  -------------  ------------------
Year ended October 31, 1995..................................................        -3.02 %           -8.20%           -12.64%
May 31, 1994 through October 31, 1995........................................        -0.35 %            0.88%            -3.11%

The Non-Standardized Returns for the Class A shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as aggregate total returns for the periods shown, were:

                                                                               FINANCIAL SERVICES   INFRASTRUCTURE
PERIOD                                                                                FUND              FUND
-----------------------------------------------------------------------------  -------------------  -------------
Year ended October 31, 1995..................................................          2.58 %           -2.89 %
May 31, 1994 through October 31, 1995........................................          4.29 %            5.95 %

                                                                               NATURAL RESOURCES
PERIOD                                                                                FUND
-----------------------------------------------------------------------------  ------------------
Year ended October 31, 1995..................................................         -7.58 %
May 31, 1994 through October 31, 1995........................................          0.34 %

The Non-Standardized Returns for the Class B shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as aggregate total returns for the periods shown, were:

                                                                               FINANCIAL SERVICES   INFRASTRUCTURE
PERIOD                                                                                FUND              FUND
-----------------------------------------------------------------------------  -------------------  -------------
Year ended October 31, 1995..................................................          1.98 %           -3.37 %
May 31, 1994 through October 31, 1995........................................          3.50 %            5.25 %

                                                                               NATURAL RESOURCES
PERIOD                                                                                FUND
-----------------------------------------------------------------------------  ------------------
Year ended October 31, 1995..................................................         -8.05 %
May 31, 1994 through October 31, 1995........................................         -0.41 %

The Non-Standardized Returns for the Class A shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as average annualized total returns for the periods shown, were:

                                                                               FINANCIAL SERVICES   INFRASTRUCTURE
PERIOD                                                                                FUND              FUND
-----------------------------------------------------------------------------  -------------------  -------------
Year ended October 31, 1995..................................................          2.58 %           -2.89 %
May 31, 1994 through October 31, 1995........................................          3.00 %            4.16 %

                                                                               NATURAL RESOURCES
PERIOD                                                                                FUND
-----------------------------------------------------------------------------  ------------------
Year ended October 31, 1995..................................................         -7.58 %
May 31, 1994 through October 31, 1995........................................          0.24 %

The Non-Standardized Returns for the Class B shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as avarage annualized total returns for the periods shown, were:

                                                                               FINANCIAL SERVICES   INFRASTRUCTURE
PERIOD                                                                                FUND              FUND
-----------------------------------------------------------------------------  -------------------  -------------
Year ended October 31, 1995..................................................           1.98%            -3.37%
May 31, 1994 through October 31, 1995........................................           2.45%             3.67%

                                                                               NATURAL RESOURCES
PERIOD                                                                                FUND
-----------------------------------------------------------------------------  ------------------
Year ended October 31, 1995..................................................          -8.50%
May 31, 1994 through October 31, 1995........................................          -0.29%

The Standardized Return for the Class A shares of Consumer Products and Services Fund stated as aggregate total return for the period December 30, 1994 (commencement of operations) to October 31, 1995 was 21.58%. Standardized Return

                  Statement of Additional Information Page 38

                             GT GLOBAL THEME FUNDS
for Consumer Products and Service Fund's Class B shares, stated as aggregate total return, for the same period was 22.12%.

The Non-Standardized Return for the Class A shares of Consumer Products and Services Fund stated as aggregate total return for the period December 30, 1994 (commencement of operations) to October 31, 1995 was 27.65%. Non-Standardized Return for such Fund's Class B shares for the same period, stated as aggregate return, was 27.12%.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Each Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present or prospective shareholders compare a Fund with, but not limited to, the following:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Lehman Brothers Hutton Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

        (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (4) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Companies Service ("CDA/Wiesenberger"), Morningstar, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (7) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

        (9) Dow Jones Industrial Average.

                  Statement of Additional Information Page 39
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                             GT GLOBAL THEME FUNDS

       (10) CNBC/Financial News Composite Index.

       (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

       (12) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (13) The World Bank Publication of Trends in Developing Countries (TIDE). TIDE provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (14) Salomon Brothers Global Telecommunications Index is composed of telecommunication companies in the developing and emerging countries.

       (15) Datastream and Worldscope each is an on-line database retrieval service for information including, but not limited to, international financial and economic data.

       (16) International Financial Statistics, which is produced by the International Monetary Fund.

       (17) Various publications and annual reports, produced by the World Bank and its affiliates.

       (18) Various publications from the International Bank for Reconstruction and Development.

       (19) Various publications including, but not limited to ratings agencies such as Moody's Investors Service, Inc., Fitch Investor's Service, Inc., Standard & Poor's.

       (20) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (21) Bank Rate National Monitor Index, which an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (22) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on stock and bond markets in developing countries.

       (23) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (24) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, Barings Securities, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbottson Associates, may be used, as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including but not limited to, Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available in the future.

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g. Japanese Yen, German Deutschemark, Hong Kong Dollar). A foreign currency which has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

                  Statement of Additional Information Page 40
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                             GT GLOBAL THEME FUNDS

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., the Manager, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from the relevant indices.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of each Fund's assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

GT Global believes each Fund is an appropriate investment for long-term investment goals including, but not limited to funding retirement, paying for education or purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. Each Fund does not represent a complete investment program and the investors should consider each Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of U.S. and non-U.S. companies and their products although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets are based on the returns of different indices.

GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

Each Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in GT Global Mutual Funds through various retirement plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement plans may produce returns superior to comparable non-retirement investments. In sales material and advertisements, the Funds may also discuss these accounts and plans, which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 (or if less, 100% of compensation) each year to an IRA. If your spouse is not

                  Statement of Additional Information Page 41

                             GT GLOBAL THEME FUNDS
employed, a total of $2,250 may be contributed each year to IRAs set up for you and your spouse (subject to the maximum of $2,000 to either IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2, or thereafter. Please consult your tax advisor for more information.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible roll-over distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAS AND  SALARY  REDUCTION  SEP-IRAS:  Simplified  employee  pension  plans
("SEPs" or "SEP-IRAs") and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or Code Section 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING  CODE  SECTION  401(K))  AND  MONEY  PURCHASE  PENSION
PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A Code Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales materials and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and GT Global will quote certain data regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country, industry or market: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers Inc., and S.G. Warburg.

                  Statement of Additional Information Page 42

                             GT GLOBAL THEME FUNDS

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries  restructuring their debt,  including those under  the Brady Plan:
    The Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, GT Global may include in its advertisement and sales material, information about privatization which is an economic process involving the sale of state-owned companies to the private sector.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

THE GT ADVANTAGE
The Manager has developed a unique team approach to its global money management which we call the GT Advantage. The Manager's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by the Manager's Investment Policy Committee, which sets broad guidelines for asset allocation and currency management, based on the Manager's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth and income potential.

GENERAL INFORMATION ABOUT THE THEME FUNDS AND THEME PORTFOLIOS
Each Theme Portfolio may invest worldwide across industries within the Portfolio area of concentration without national or regional restrictions. The ability of each Theme Portfolio to invest worldwide may allow the portfolio managers to select industries in different economic cycles and varying stages of development, though there is no assurance that the managers will be successful in this selection.

Each Theme Portfolio's area of concentration reflects the underlying theme of the Fund. GT Global believes that there are certain social, political and economic trends that may benefit one or more industries within a Theme Portfolio's area of concentration. Of course, there is no assurance that any of the Funds will benefit as a result.

HEALTH CARE FUND
From time to time the Fund and GT Global will quote information including, but not limited to, data regarding:

    / / Trading volume, number of listed companies and the largest companies of the global health care industry

    / / Expenditures by various countries, regions and age groups on health care

    / / Population of countries, regions and age groups

    / / Natality and mortality rates in various regions, countries and age groups

    / / Life expectancy rates in various regions, countries and age groups

    / / New health care products and products seeking approval

    / / Health maintenance organizations (HMOs) and its enrollment growth

    / / Studies from, but not limited to, the American Medical Association showing the effectiveness of using drugs to cure illness

    / / Medical technology and devices in use or in development

    / / Regulatory environment of health care industries

                  Statement of Additional Information Page 43

                             GT GLOBAL THEME FUNDS

    / / Consolidation in the health care industries

The information quoted has not been independently verified by a Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Research  firms such as  Mehta and Isaly  which publishes PHARMACEUTICAL
        PORTFOLIO RECOMMENDATIONS

    / / OECD and its publications such as the OECD HEALTH DATA, as supplemented annually

    / / Morgan Stanley Capital International stock market industry indices such as Health & Personal Care

    / / The World  Bank  and its  publications  such as  THE  WORLD  DEVELOPMENT
        REPORT, as supplemented annually

    / / International  Finance Corporation  (IFC) and  publications such  as the
        EMERGING STOCK MARKETS FACTBOOK

INFORMATION ABOUT THE GLOBAL HEALTH CARE INDUSTRIES
The Health Care Fund and the Manager believe that certain market and demographic factors merit an investor's consideration of making a health care investment. Worldwide standards of living and life expectancy have increased at a substantial rate during the past twenty years (based on the most recent data available at December 31, 1992, as compiled by the OECD). The Manager expects this growth, which works to the general benefit of the global health care industry, to continue at a roughly comparable rate in the future, although no assurances can be given in this regard. Moreover, according to the Manager, the health care industry historically has proven to be a relatively non-cyclical industry that continues to provide goods and services to the public in periods of economic weakness as well as economic strength.

The Manager believes that the anticipated increase in the world's elderly population could increase demand for health care products and services. For example, according to data compiled by the Manager, in Japan the number of people age 65 and older is expected to grow over 100% by the year 2025; in Germany, France and the U.S., the same age group should grow 40%. Similarly, the U.S. Census Bureau predicts the number of Americans 85 and older to double in the next 30 years. From time to time, the Fund and GT Global will quote information including, but not limited to, international data regarding populations, birth rates, mortality rates, life expectancy, health care expenditures, and gross domestic product vs. life expectancy. The information quoted has not been independently verified by the Fund or GT Global and will be based on data that is believed to be reliable and accurate.

TELECOMMUNICATIONS FUND
From time to time the Fund and GT Global will quote information including, but not limited to, data regarding:

    / / Increased usage  of  new  technologies  such as,  but  not  limited  to,
        cellular   and  wireless  communications  in  emerging  and  established countries around the world

    / / Supply and demand of telephone equipment and services

    / / Regulatory environment of telecommunications industries

    / / Revenue, price and usage of telecommunications products and services

    / / Privatization of telecommunications companies

The information quoted has not been independently verified by the Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from but not limited to the following sources:

    / / Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

    / / OECD  and  other  publications  from   its  subsidiaries  such  as   the
        International Telecommunications Union

    / / Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

    / / International Technology Consultants (ITC), a Washington D.C. based firm which publishes reports such as EASTERN EUROPEAN & SOVIET TELECOM REPORT and LATIN AMERICAN TELECOM REPORT

DEREGULATION IN THE UNITED STATES
The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced new competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Manager expects this scenario to continue to benefit such companies in the U.S. and similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

                  Statement of Additional Information Page 44

                             GT GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
From time to time the Fund and GT Global will quote information including, but not limited to, data regarding:

    / / Trading volume, number of listed companies and the largest companies located around the world in the consumer products and services industries

    / / Expenditures, demand and consumption by various countries, regions, income classes and age groups of consumer products and services

    / / Population of countries, regions and age groups

    / / Life expectancy rates in various regions, countries and age groups

    / / New consumer products and services in the development or manufacturing stages

    / / Income of various regions, countries and age groups

    / / Sales and sales growth of consumer products and services companies in their own country and abroad

    / / Sales, supply and demand of consumer products and services

    / / Parent Companies and the products and services they distribute

    / / Regulatory environment of consumer products industries

The information quoted will not be independently verified by the Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Consumer and trade groups

    / / Fortune magazine and other periodicals

    / / The World Bank and its publications

    / / The International Monetary Fund (IMF) and its publications

    / / The International Finance Corporation (IFC) and its publications

    / / The Organization for Economic Cooperation and Development (OECD) and its publications

INFRASTRUCTURE FUND
From time to time the Fund and GT Global may quote information including, but not limited to:

    / / Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure related products and services

    / / Regulatory environment of infrastructure industries

    / / Quantity and costs of current and projected infrastructure projects

    / / Privatization of industries and companies

    / / New  technologies,  products   and  services   used  in   infrastructure
        industries

FINANCIAL SERVICES FUND
From time to time the Fund and GT Global may quote information including, but not limited to:

    / / Supply and demand of financial services

    / / Regulatory environment of financial service industries

    / / Credit ratings of U.S. and non-U.S. banks

    / / New technologies, products and services used in the financial services industries

    / / Consolidation in the financial services industries

NATURAL RESOURCES FUND
From time to time the Fund and GT Global may quote information including, but not limited to:

    / / Supply, demand and prices of natural resources

    / / Regulatory environment of natural resources

    / / Supply,  demand  and  prices  of  products  manufactured  from   natural
        resources

    / / New technologies, products and services used in the natural resources industries

                  Statement of Additional Information Page 45

                             GT GLOBAL THEME FUNDS

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (or supporting institutions)have a superior ability for repayment of short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP ("S&P") rates commercial paper in four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payment on issues with this designation is satisfactory. If, however, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                  Statement of Additional Information Page 46

                             GT GLOBAL THEME FUNDS

DESCRIPTION OF BOND RATINGS
MOODY'S rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A  --  Upper-medium-grade  obligations.   Factors  giving  security   to
    principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data opertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                  Statement of Additional Information Page 47

                             GT GLOBAL THEME FUNDS

        A -- Has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1 -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating will also be used up on the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
The audited financial statements of each Theme Fund (except Consumer Products and Services Fund) at October 31, 1995, and for the year then ended, and the audited financial statements of Consumer Products and Services Fund for the period December 30, 1994 (commencement of operations) to October 31, 1995, appear on the following pages.

                  Statement of Additional Information Page 48

                       GT GLOBAL FINANCIAL SERVICES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Financial Services Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Financial Services Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Financial Services Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 49

                       GT GLOBAL FINANCIAL SERVICES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Financial Services Portfolio
   (cost $9,002,833) (Note 1).......................     $ 9,793,244
  Receivable from LGT Asset Management, Inc. (Note
   2)...............................................         508,326
  Unamortized organizational costs (Note 1).........          45,222
  Receivable for Fund shares sold...................          14,613
                                                         -----------
    Total assets....................................      10,361,405
                                                         -----------
Liabilities:
  Payable for professional fees.....................          25,862
  Payable for printing and postage expenses.........          23,965
  Payable for administration fees (Note 2)..........          18,755
  Payable for registration and filing fees..........           7,768
  Payable for service and distribution expenses
   (Note 2).........................................           6,302
  Payable for transfer agent fees (Note 2)..........           5,473
  Payable for Fund shares repurchased...............           4,661
  Payable for Directors' fees and expenses (Note
   2)...............................................             672
  Payable for fund accounting fees (Note 2).........             229
  Other accrued expenses............................           1,933
                                                         -----------
    Total liabilities...............................          95,620
                                                         -----------
Net assets..........................................     $10,265,785
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($5,687,073 DIVIDED BY 477,029 shares
 outstanding).......................................     $     11.92
                                                         -----------
                                                         -----------
Maximum offering price per share (100/95.25 of
 $11.92) *..........................................     $     12.51
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($4,547,654 DIVIDED BY 384,353 shares
 outstanding).......................................     $     11.83
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share ($31,058 DIVIDED BY
 2,599 shares outstanding)..........................     $     11.95
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $ 9,845,942
  Undistributed net investment income...............          86,274
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (456,842)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global Financial Services Portfolio..............          13,982
  Net unrealized appreciation of investments --
   Global Financial Services Portfolio..............         776,429
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $10,265,785
                                                         -----------
                                                         -----------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 50

                       GT GLOBAL FINANCIAL SERVICES FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Dividend income -- Global Financial Services Portfolio....     $  224,978
  Interest income -- Global Financial Services Portfolio....         60,482
                                                                 ----------
    Total investment income.................................        285,460
                                                                 ----------
Expenses:
  Expenses -- Global Financial Services Portfolio...........        103,397
  Registration and filing fees..............................        174,700
  Printing and postage expenses.............................        133,800
  Legal fees................................................         82,518
  Service and distribution expenses: (Note 2)
    Class A..................................     $   20,817
    Class B..................................         33,277         54,094
                                                  ----------
  Audit fees................................................         52,550
  Transfer agent fees (Note 2)..............................         51,593
  Administration fees (Note 2)..............................         18,756
  Directors' fees and expenses (Note 2).....................         11,950
  Amortization of organization costs (Note 1)...............         12,620
  Fund accounting fees (Note 2).............................          1,930
  Other expenses............................................          4,491
                                                                 ----------
    Total expenses before reductions........................        702,399
                                                                 ----------
      Expenses reimbursed by LGT Asset Management, Inc.
      (Note 2)..............................................       (508,326)
      Expense reductions -- Global Financial Services
      Portfolio.............................................         (1,771)
                                                                 ----------
    Total net expenses......................................        192,302
                                                                 ----------
Net investment income.......................................         93,158
                                                                 ----------
Net realized and unrealized gain (loss) on
investments and foreign currencies:
  Net realized loss on investments -- Global
   Financial Services Portfolio..............       (405,844)
  Net realized loss on foreign currency
   transactions -- Global
   Financial Services Portfolio..............        (32,894)
                                                  ----------
    Net realized loss during the year.......................       (438,738)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies -- Global Financial
   Services Portfolio........................         13,973
  Net change in unrealized appreciation of
   investments -- Global
   Financial Services Portfolio..............        743,739
                                                  ----------
    Net unrealized appreciation during the year.............        757,712
                                                                 ----------
Net realized and unrealized gain on investments and foreign
 currencies.................................................        318,974
                                                                 ----------
Net increase in net assets resulting from operations........     $  412,132
                                                                 ----------
                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 51

                       GT GLOBAL FINANCIAL SERVICES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................        $    93,158            $    5,694
  Net realized loss on investments and
   foreign currency transactions -- Global
   Financial Services Portfolio..............           (438,738)              (32,440)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global Financial
   Services Portfolio........................             13,973                     9
  Net change in unrealized appreciation of
   investments -- Global Financial Services
   Portfolio.................................            743,739                32,690
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................            412,132                 5,953
                                                  -----------------      -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         10,643,479             5,652,003
  Decrease from capital shares repurchased...         (6,199,828)             (347,954)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................          4,443,651             5,304,049
                                                  -----------------      -----------------
Total increase in net assets.................          4,855,783             5,310,002
Net assets:
  Beginning of period........................          5,410,002               100,000
                                                  -----------------      -----------------
  End of period..............................        $10,265,785            $5,410,002
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 52

                       GT GLOBAL FINANCIAL SERVICES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                                   ADVISOR
                                                       CLASS A                            CLASS B                  CLASS+
                                          ---------------------------------  ---------------------------------  -------------
                                                           MAY 31, 1994                       MAY 31, 1994      JUNE 1, 1995
                                           YEAR ENDED    (COMMENCEMENT OF     YEAR ENDED    (COMMENCEMENT OF         TO
                                          OCTOBER 31,     OPERATIONS) TO     OCTOBER 31,     OPERATIONS) TO      OCTOBER 31,
                                            1995(D)      OCTOBER 31, 1994      1995(D)      OCTOBER 31, 1994        1995
                                          ------------  -------------------  ------------  -------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.62         $   11.43        $   11.60         $   11.43         $   11.09
                                          ------------         -------       ------------         -------       -------------
Income from investment operations:
  Net investment income.................        0.17*             0.02*            0.11*             0.00*             0.09*
  Net realized and unrealized gain on
   investments..........................        0.13              0.17             0.12              0.17              0.77
                                          ------------         -------       ------------         -------       -------------
    Net increase from investment
     operations.........................        0.30              0.19             0.23              0.17              0.86
                                          ------------         -------       ------------         -------       -------------
Net asset value, end of period..........   $   11.92         $   11.62        $   11.83         $   11.60         $   11.95
                                          ------------         -------       ------------         -------       -------------
                                          ------------         -------       ------------         -------       -------------
Total investment return (b).............        2.58 %            1.66%(c)         1.98 %            1.49%(c)          7.75%(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   5,687         $   3,175        $   4,548         $   2,235         $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement from LGT Asset
   Management (Notes 1 & 2).............        1.46 %            0.66%(a)         0.96 %            0.16%(a)          1.96%(a)
  Without expense reductions and
   reimbursement from LGT Asset
   Management...........................       (5.34)%           (7.26)%(a)       (5.84)%           (7.76)%(a)        (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement from LGT Asset
   Management (Notes 1 & 2).............        2.34 %            2.40%(a)         2.84 %            2.90%(a)          1.84%(a)
  Without expense reductions and
   reimbursement from LGT Asset
   Management...........................        9.14 %           10.32%(a)         9.64 %           10.82%(a)          8.64%(a)

----------------

(a)  Annualized.
(b)  Total investment return does not include sales charges.
(c)  Not annualized.
(d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59, $0.30 for Class A, Class B, and Advisor Class, respectively, for the period ended October 31, 1995, and $0.23 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 53

                       GT GLOBAL FINANCIAL SERVICES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Financial Services Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $437,824, of which $22,442 expires in 2002 and $415,382 expires in 2003.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,100. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
LGT Asset Management, Inc. ("LGT Asset Management") is the Fund's administrator. The Fund pays administration fees to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the

                  Statement of Additional Information Page 54

                       GT GLOBAL FINANCIAL SERVICES FUND
Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, GT Global retained $6,892 of such sales charges. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, GT Global collected CDSCs in the amount of $7,543. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $616 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 55

                       GT GLOBAL FINANCIAL SERVICES FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                                                         MAY 31, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                   YEAR ENDED             OPERATIONS)
                                                                                OCTOBER 31, 1995      TO OCTOBER 31, 1994
                                                                             ----------------------  ---------------------
CLASS A                                                                       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ---------  -----------  ---------  ----------
Shares sold................................................................    669,827  $ 7,432,400    288,905  $3,352,036
Shares repurchased.........................................................   (465,993)  (5,162,753)   (20,084)   (233,975)
                                                                             ---------  -----------  ---------  ----------
Net increase...............................................................    203,834  $ 2,269,647    268,821  $3,118,061
                                                                             ---------  -----------  ---------  ----------
                                                                             ---------  -----------  ---------  ----------


                                                                                                         MAY 31, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                   YEAR ENDED             OPERATIONS)
                                                                                OCTOBER 31, 1995      TO OCTOBER 31, 1994
                                                                             ----------------------  ---------------------
CLASS B                                                                       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ---------  -----------  ---------  ----------
Shares sold................................................................    286,019  $ 3,181,342    198,242  $2,299,967
Shares repurchased.........................................................    (94,377)  (1,037,075)    (9,906)   (113,979)
                                                                             ---------  -----------  ---------  ----------
Net increase...............................................................    191,642  $ 2,144,267    188,336  $2,185,988
                                                                             ---------  -----------  ---------  ----------
                                                                             ---------  -----------  ---------  ----------

                                                                                  JUNE 1, 1995
                                                                                (COMMENCEMENT OF
                                                                                SALE OF SHARES)
                                                                              TO OCTOBER 31, 1995
                                                                             ----------------------
ADVISOR CLASS                                                                SHARES       AMOUNT
---------------------------------------------------------------------------  ---------  -----------
Shares sold................................................................      2,599  $    29,737
Shares repurchased.........................................................     --          --
                                                                             ---------  -----------
Net increase...............................................................      2,599  $    29,737
                                                                             ---------  -----------
                                                                             ---------  -----------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.071 per share (representing an approximate total of $71,998). The total amount of dividend and capital gain taxes paid by the Fund to such countries was approximately $0.017 per share (representing an approximate total of $17,755).

                  Statement of Additional Information Page 56

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Financial Services Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Financial Services Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 57

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Regional (24.5%)
  Banco Commercial S.A. - 144A ADR{.} -/- {\/} ..............   URGY           11,300   $    189,274         1.9
  Unidanmark AS "A" .........................................   DEN             4,000        183,788         1.9
  Thai Farmers Bank, Ltd. - Foreign-/- ......................   THAI           21,100        174,435         1.8
  Sparbanken Sverige AB "A" .................................   SWDN           15,000        158,287         1.6
  Den Danske Bank ...........................................   DEN             2,280        151,087         1.5
  Bancorp Hawaii, Inc. ......................................   US              4,000        134,000         1.4
  First Tennessee National Corp. ............................   US              2,400        128,400         1.3
  Cullen/Frost Bankers, Inc. ................................   US              2,500        127,500         1.3
  BayBanks, Inc. ............................................   US              1,500        121,500         1.2
  Fokus Banken AS-/- ........................................   NOR            23,600        119,975         1.2
  Anglo-Irish Bank Corp. PLC ................................   IRE           109,000        110,258         1.1
  Bank of Melbourne Ltd.  ...................................   AUSL           19,800        100,417         1.0
  Mellon Bank Corp. .........................................   US              2,000        100,250         1.0
  Union Bank Corp.  .........................................   US              2,000        100,250         1.0
  Espirito Santo Financial Holding S.A. - ADR{\/}  ..........   LUX             9,000         99,000         1.0
  Advance Bank of Australia Ltd. ............................   AUSL           13,000         96,025         1.0
  Allied Irish Bank PLC .....................................   IRE            17,500         88,475         0.9
  Westpac Banking Corp., Ltd. ...............................   AUSL           20,000         82,090         0.8
  PT Bank Internasional Indonesia - Foreign .................   INDO           23,000         80,551         0.8
  Commerce Bancorp, Inc. ....................................   US              3,000         69,375         0.7
  Glacier Bancorp, Inc. .....................................   US                550         11,275         0.1
                                                                                        ------------
                                                                                           2,426,212
                                                                                        ------------
Banks-Money Center (17.2%)
  Bank of Ireland ...........................................   IRE            36,000        239,378         2.4
  Bank Hapoalim Ltd.-/- .....................................   ISRL          133,000        211,494         2.2
  HSBC Holdings PLC .........................................   HK             12,000        174,617         1.8
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI           14,300        147,774         1.5
  National Westminster Bank PLC .............................   UK             14,800        147,602         1.5
  Commercial Bank of Korea-/- ...............................   KOR             9,900        110,348         1.1
  Krung Thai Bank Ltd. - Foreign ............................   THAI           24,750         98,370         1.0
  Bank Leumi Le - Israel-/- .................................   ISRL           67,500         92,833         1.0
  Sumitomo Bank .............................................   JPN             5,000         88,543         0.9
  Mitsubishi Bank ...........................................   JPN             4,000         78,270         0.8
  Banco O'Higgins - ADR{\/}  ................................   CHLE            3,600         76,950         0.8
  Fuji Bank Ltd. ............................................   JPN             4,000         74,357         0.8
  Dai-Ichi Kangyo Bank Ltd. .................................   JPN             4,000         67,704         0.7
  Citicorp ..................................................   US              1,000         64,875         0.7
                                                                                        ------------
                                                                                           1,673,115
                                                                                        ------------
Securities Brokers (12.4%)
  Daiwa Securities Co., Ltd. ................................   JPN            14,000        164,368         1.7
  Edwards (A.G.), Inc. ......................................   US              5,600        142,800         1.5
  Nikko Securities Co., Ltd. ................................   JPN            14,000        130,672         1.3
  Nomura Securities Co., Ltd. ...............................   JPN             7,000        128,070         1.3
  Peregrine Investment Holdings Ltd. ........................   HK            100,000        127,406         1.3

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 58

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Securities Brokers (Continued)
  Dean Witter, Discover & Co. ...............................   US              2,500   $    124,375         1.3
  Yamaichi Securities .......................................   JPN            22,000        115,370         1.2
  Charles Schwab Corp. ......................................   US              4,600        105,225         1.1
  Kankaku Securities Co.-/- .................................   JPN            27,000         87,173         0.9
  Hanshin Securities Co. ....................................   KOR             3,500         78,225         0.8
                                                                                        ------------
                                                                                           1,203,684
                                                                                        ------------
Other Financial (10.7%)
  U.S. Order, Inc. ..........................................   US             13,100        196,500         2.0
  Aboitiz Equity Ventures, Inc.-/- ..........................   PHIL          730,000        139,088         1.4
  Transaction Network Service-/- ............................   US              6,000        138,000         1.4
  Acom Co., Ltd. ............................................   JPN             4,000        130,320         1.3
  DST Systems, Inc. .........................................   US              5,000        105,000         1.1
  Shohkoh Fund ..............................................   JPN               600        104,491         1.1
  Compagnie Financiere de Paribas S.A. ......................   FR              1,800         99,049         1.0
  JACCS Co., Ltd. ...........................................   JPN            10,000         91,185         0.9
  State Street Boston Corp. .................................   US              1,250         48,594         0.5
                                                                                        ------------
                                                                                           1,052,227
                                                                                        ------------
Investment Management (8.1%)
  Alliance Capital Management L.P. ..........................   US             12,200        256,199         2.6
  Invesco PLC - ADR{\/} .....................................   UK              6,000        229,499         2.3
  Franklin Resources, Inc. ..................................   US              2,000        101,500         1.0
  Invesco PLC-/- ............................................   UK             23,300         89,488         0.9
  M & G Group PLC ...........................................   UK              3,500         72,191         0.7
  Eaton Vance Corp.  ........................................   US              1,600         58,400         0.6
                                                                                        ------------
                                                                                             807,277
                                                                                        ------------
Consumer Finance (5.2%)
  First Financial Caribbean Corp. ...........................   US             10,000        178,124         1.8
  Nichiei Co., Ltd.  ........................................   JPN             2,000        124,254         1.3
  Promise Co., Ltd. .........................................   JPN             3,000        118,286         1.2
  Green Tree Financial Corp. ................................   US              3,400         90,525         0.9
                                                                                        ------------
                                                                                             511,189
                                                                                        ------------
Insurance - Multi-Line (4.6%)
  Corporacion Mapfre ........................................   SPN             4,000        205,068         2.1
  Allmerica Financial Corp. .................................   US              5,000        125,625         1.3
  Axa Group .................................................   FR              2,036        113,118         1.2
                                                                                        ------------
                                                                                             443,811
                                                                                        ------------
Insurance - Property-Casualty (3.6%)
  RenaissanceRe Holdings Ltd. ...............................   US              4,000        108,500         1.1
  Mid Ocean Ltd. ............................................   US              2,700         95,513         1.0
  MBIA, Inc. ................................................   US              1,200         83,550         0.9
  AMBAC, Inc.  ..............................................   US              1,300         54,763         0.6
                                                                                        ------------
                                                                                             342,326
                                                                                        ------------
Real Estate Investment Trust (2.8%)
  Alexander Haagen Properties, Inc. .........................   US              8,900         97,900         1.0
  Beacon Properties Corp. ...................................   US              4,300         93,525         1.0

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 59

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Real Estate Investment Trust (Continued)
  Evans Withycombe Residential, Inc. ........................   US              4,000   $     75,500         0.8
                                                                                        ------------
                                                                                             266,925
                                                                                        ------------
Savings & Loans (2.0%)
  Leader Financial Corp. ....................................   US              3,000        106,875         1.1
  Long Island Bancorp, Inc. .................................   US              3,800         86,925         0.9
                                                                                        ------------
                                                                                             193,800
                                                                                        ------------
Banks-Super Regional (1.6%)
  NationsBank Corp. .........................................   US              1,500         98,625         1.0
  BankAmerica Corp. .........................................   US              1,000         57,500         0.6
                                                                                        ------------
                                                                                             156,125
                                                                                        ------------
Insurance-Life (0.9%)
  Mapfre Vida Seguros .......................................   SPN             1,700         89,943         0.9
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $8,390,205)  .................                              9,166,634        93.6
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $860,000 U.S. Treasury Strips due
   2/15/02 (market value of collateral is $595,179, including
   accrued interest). (cost $575,093)  ......................                                575,093         5.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $8,965,298) .........................                              9,741,727        99.5
Other Assets and Liabilities ................................                                 51,617         0.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  9,793,344       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $9,793,344.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $8,976,777 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     969,371
                 Unrealized depreciation:              (204,421)
                                                  -------------
                 Net unrealized appreciation:     $     764,950
                                                  -------------
                                                  -------------

     Abbreviation:
     ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 60

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country(Country Code/Currency Code)     Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    2.8                   2.8
Chile (CHLE/CLP) .....................    0.8                   0.8
Denmark (DEN/DKK) ....................    3.4                   3.4
France (FR/FRF) ......................    2.2                   2.2
Hong Kong (HK/HKD) ...................    3.1                   3.1
Indonesia (INDO/IDR) .................    0.8                   0.8
Ireland (IRE/IEP) ....................    4.4                   4.4
Israel (ISRL/ILS) ....................    3.2                   3.2
Japan (JPN/JPY) ......................   15.4                  15.4
Korea (KOR/KRW) ......................    1.9                   1.9
Luxembourg (LUX/ECU) .................    1.0                   1.0
Norway (NOR/NOK) .....................    1.2                   1.2
Philippines (PHIL/PHP) ...............    1.4                   1.4
Spain (SPN/ESP) ......................    3.0                   3.0
Sweden (SWDN/SEK) ....................    1.6                   1.6
Thailand (THAI/THB) ..................    4.3                   4.3
United Kingdom (UK/GBP) ..............    5.4                   5.4
United States (US/USD) ...............   35.8        6.4       42.2
Uruguay (URGY/UYP) ...................    1.9                   1.9
                                        ------       ---      -----
Total  ...............................   93.6        6.4      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $9,793,344.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                 Market Value
                                                                                     (U.S.       Contract   Delivery    Unrealized
Contracts to Sell                                                                  Dollars)       Price       Date     Appreciation
-------------------------------------------------------------------------------  -------------  ----------  ---------  ------------
Japanese Yen...................................................................        466,686    99.83000   11/14/95   $    11,126
                                                                                 -------------                         ------------
Total Contracts to Sell (Receivable amount $477,812)...........................        466,686                          $    11,126
                                                                                 -------------                         ------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 4.77%
----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 61

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $8,965,298) (Note 1).............................     $ 9,741,727
  Foreign currencies (cost $524)....................             524
  Receivable for securities sold....................         767,833
  Dividends and dividend withholding tax reclaims
   receivable.......................................          13,818
  Receivable for open forward foreign currency
   contracts, net (Note 1)..........................          11,126
  Interest receivable...............................              20
  Cash held as collateral for securities loaned
   (Note 1).........................................         223,830
                                                         -----------
    Total assets....................................      10,758,878
                                                         -----------
Liabilities:
  Payable for securities purchased..................         667,221
  Payable for investment management and
   administration fees (Note 2).....................          51,353
  Payable for professional fees.....................           7,214
  Payable for printing and postage expenses.........           4,007
  Payable for custodian fees (Note 1)...............           2,943
  Payable for Trustees' fees and expenses (Note
   2)...............................................           2,849
  Other accrued expenses............................           6,117
  Collateral for securities loaned (Note 1).........         223,830
                                                         -----------
    Total liabilities...............................         965,534
                                                         -----------
Net assets..........................................     $ 9,793,344
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital...................................     $ 9,303,972
  Accumulated net investment income.................         170,139
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (471,178)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....          13,982
  Net unrealized appreciation of investments........         776,429
                                                         -----------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $ 9,793,344
                                                         -----------
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 62

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $10,038).................................................     $  224,978
  Interest income...........................................         60,482
                                                                 ----------
    Total investment income.................................        285,460
                                                                 ----------
Expenses:
  Investment management and administration fees (Note 2)....         51,353
  Custodian fees (Note 1)...................................         25,175
  Legal fees................................................         12,300
  Trustees' fees and expenses (Note 2)......................          7,119
  Audit fees................................................          5,550
  Other expenses............................................          1,900
                                                                 ----------
    Total expenses before reductions........................        103,397
                                                                 ----------
      Expense reductions (Note 1 & 4).......................         (1,771)
                                                                 ----------
    Total net expenses......................................        101,626
                                                                 ----------
Net investment income.......................................        183,834
                                                                 ----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $ (405,844)
  Net realized loss on foreign currency
   transactions..............................        (32,894)
                                                  ----------
    Net realized loss during the year.......................       (438,738)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         13,973
  Net change in unrealized appreciation of
   investments...............................        743,739
                                                  ----------
    Net unrealized appreciation during the year.............        757,712
                                                                 ----------
Net realized and unrealized gain on investments and foreign
 currencies.................................................        318,974
                                                                 ----------
Net increase in net assets resulting from operations........     $  502,808
                                                                 ----------
                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 63

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income (loss)...............        $   183,834            $  (13,695)
  Net realized loss on investments and
   foreign currency transactions.............           (438,738)              (32,440)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................             13,973                     9
  Net change in unrealized appreciation of
   investments...............................            743,739                32,690
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............            502,808               (13,436)
                                                  -----------------      -----------------

Beneficial interest transactions:
  Contributions..............................          9,881,645             5,089,171
  Withdrawals................................         (5,766,944)             --
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................          4,114,701             5,089,171
                                                  -----------------      -----------------
Total increase in net assets.................          4,617,509             5,075,735
Net assets:
  Beginning of period........................          5,175,835               100,100
                                                  -----------------      -----------------
  End of period..............................        $ 9,793,344            $5,175,835
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 64

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                              YEAR
                                             ENDED               MAY 31, 1994
                                          OCTOBER 31,    (COMMENCEMENT OF OPERATIONS)
                                              1995           TO OCTOBER 31, 1994
                                          ------------  ------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   9,793              $   5,176
Ratio of net investment income to
 average net assets.....................        2.60 %                 1.19 %(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions...............        1.43 %                 4.43 %(a)
  Without expense reductions............        1.46 %                   -- %*
Portfolio turnover rate.................         170 %                   53 %

----------------

(a)  Annualized
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 65

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Financial Services Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy

                  Statement of Additional Information Page 66

                      GLOBAL FINANCIAL SERVICES PORTFOLIO
and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-

                  Statement of Additional Information Page 67

                      GLOBAL FINANCIAL SERVICES PORTFOLIO
out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $204,255 were on loan to brokers. The loans were secured by cash collateral of $223,830. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $201 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related financial services industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT Asset Management is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of LGT Asset Management, GT Global Financial Services, Inc. or GT Global Investor Services Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by GT Global Financial Services Fund or LGT Asset Management.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $14,536,797 and $10,774,813, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $1,570 under these arrangements.

                  Statement of Additional Information Page 68

                         GT GLOBAL INFRASTRUCTURE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of GT Global Infrastructure Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Infrastructure Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period ended May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Infrastructure Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 69

                         GT GLOBAL INFRASTRUCTURE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Infrastructure Portfolio
   (cost $85,307,015) (Note 1)......................     $86,009,828
  Receivable for Fund shares sold...................       1,226,018
  Receivable from LGT Asset Management, Inc. (Note
   2)...............................................         177,376
  Unamortized organizational costs (Note 1).........          36,908
  Prepaid expenses..................................           5,852
                                                         -----------
    Total assets....................................      87,455,982
                                                         -----------
Liabilities:
  Payable for Fund shares repurchased...............         447,839
  Payable for administration fees (Note 2)..........         192,675
  Payable for service and distribution expenses
   (Note 2).........................................          59,114
  Payable for printing and postage expenses.........          38,172
  Payable for transfer agent fees (Note 2)..........          37,090
  Payable for professional fees.....................          24,211
  Payable for registration and filing fees..........          10,118
  Payable for Directors' fees and expenses (Note
   2)...............................................           4,772
  Payable for fund accounting fees (Note 2).........           1,881
  Other accrued expenses............................           1,628
                                                         -----------
    Total liabilities...............................         817,500
                                                         -----------
Net assets..........................................     $86,638,482
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($36,240,755 DIVIDED BY 2,991,734 shares
 outstanding).......................................     $     12.11
                                                         -----------
                                                         -----------
Maximum offering price per share (100/95.25 of
 $12.11) *..........................................     $     12.71
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($50,181,400 DIVIDED BY 4,171,435 shares
 outstanding).......................................     $     12.03
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share ($216,327 DIVIDED BY
 17,819 shares outstanding) ........................     $     12.14
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $86,254,529
  Accumulated net realized loss on investments and
   foreign currency transactions....................        (318,860)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global Infrastructure Portfolio..................         158,380
  Net unrealized appreciation of investments --
   Global Infrastructure Portfolio..................         544,433
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $86,638,482
                                                         -----------
                                                         -----------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 70

                         GT GLOBAL INFRASTRUCTURE FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Dividend income -- Global Infrastructure Portfolio.........     $1,008,999
  Interest income -- Global Infrastructure Portfolio.........        692,904
                                                                  ----------
    Total investment income..................................      1,701,903
                                                                  ----------
Expenses:
  Expenses -- Global Infrastructure Portfolio................        727,172
  Service and distribution expenses: (Note 2)
    Class A..................................     $   180,627
    Class B..................................         473,441        654,068
                                                  -----------
  Transfer agent fees (Note 2)...............................        383,369
  Administration fees (Note 2)...............................        208,892
  Registration and filing fees...............................        144,100
  Printing and postage expenses..............................        144,036
  Legal fees.................................................         73,120
  Audit fees.................................................         47,550
  Directors' fees and expenses (Note 2)......................         15,950
  Fund accounting fees (Note 2)..............................         15,599
  Amortization of organization costs (Note 1)................         10,300
                                                                  ----------
    Total expenses before reductions.........................      2,424,156
                                                                  ----------
      Expenses reimbursed by LGT Asset Management, Inc. (Note
      2).....................................................       (177,376)
      Expense reductions -- Global Infrastructure
      Portfolio..............................................        (37,549)
                                                                  ----------
    Total net expenses.......................................      2,209,231
                                                                  ----------
Net investment loss..........................................       (507,328)
                                                                  ----------
Net realized and unrealized loss on
investments and foreign currencies:
  Net realized gain on investments -- Global
   Infrastructure Portfolio..................       1,032,988
  Net realized loss on foreign currency
   transactions -- Global Infrastructure
   Portfolio.................................      (1,091,351)
                                                  -----------
    Net realized loss during the year........................        (58,363)
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global
   Infrastructure Portfolio..................         157,236
  Net change in unrealized appreciation of
   investments -- Global Infrastructure
   Portfolio.................................        (565,235)
                                                  -----------
    Net unrealized depreciation during the year..............       (407,999)
                                                                  ----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................       (466,362)
                                                                  ----------
Net decrease in net assets resulting from operations.........     $ (973,690)
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 71

                         GT GLOBAL INFRASTRUCTURE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income (loss)...............       $   (507,328)           $    13,178
  Net realized loss on investments and
   foreign currency transactions -- Global
   Infrastructure Portfolio..................            (58,363)               (49,221)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies -- Global
   Infrastructure Portfolio..................            157,236                  1,144
  Net change in unrealized appreciation of
   investments -- Global Infrastructure
   Portfolio.................................           (565,235)             1,109,668
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           (973,690)             1,074,769
                                                  -----------------      -----------------

Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         69,579,771             55,939,368
  Decrease from capital shares repurchased...        (36,537,085)            (2,544,651)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................         33,042,686             53,394,717
                                                  -----------------      -----------------
Total increase in net assets.................         32,068,996             54,469,486
Net assets:
  Beginning of period........................         54,569,486                100,000
                                                  -----------------      -----------------
  End of period..............................       $ 86,638,482            $54,569,486
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 72

                         GT GLOBAL INFRASTRUCTURE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                               ADVISOR
                                                      CLASS A                          CLASS B                 CLASS+
                                          -------------------------------  -------------------------------  -------------
                                                          MAY 31, 1994                     MAY 31, 1994     JUNE 1, 1995
                                          YEAR ENDED    (COMMENCEMENT OF   YEAR ENDED    (COMMENCEMENT OF        TO
                                          OCTOBER 31,    OPERATIONS) TO    OCTOBER 31,    OPERATIONS) TO     OCTOBER 31,
                                             1995       OCTOBER 31, 1994      1995       OCTOBER 31, 1994       1995
                                          -----------  ------------------  -----------  ------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.47       $   11.43        $   12.45       $   11.43         $   12.00
                                          -----------       --------       -----------       --------       -------------
Income from investment operations:
  Net investment income (loss)..........       (0.03)*          0.01*           (0.09)*         (0.01)*            0.02*
  Net realized and unrealized gain
   (loss) on investments................       (0.33)           1.03            (0.33)           1.03              0.12
                                          -----------       --------       -----------       --------       -------------
    Net increase (decrease) from
     investment operations..............       (0.36)           1.04            (0.42)           1.02              0.14
                                          -----------       --------       -----------       --------       -------------
Net asset value, end of period..........   $   12.11       $   12.47        $   12.03       $   12.45         $   12.14
                                          -----------       --------       -----------       --------       -------------
                                          -----------       --------       -----------       --------       -------------
Total investment return (c).............       (2.89)%          9.10 %(b)       (3.37)%          8.92 %(b)         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  36,241       $  23,615        $  50,181       $  30,954         $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by LGT Asset Management
   (Notes 1 & 2)........................       (0.32)%          0.41 %(a)       (0.82)%         (0.09)%(a)         0.18%(a)
  Without expense reductions and
   reimbursement by LGT Asset
   Management...........................       (0.58)%         (0.47)%(a)       (1.08)%         (0.97)%(a)        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by LGT Asset Management
   (Notes 1 & 2)........................        2.36%           2.40 %(a)        2.86%           2.90 %(a)         1.86%(a)
  Without expense reductions and
   reimbursement by LGT Asset
   Management...........................        2.62%           3.28 %(a)        3.12%           3.78 %(a)         2.12%(a)

----------------

(a)  Annualized.
(b)  Not Annualized.
(c)  Total investment return does not include sales charges.
  * Before reimbursement by LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares for the period ended October 31, 1995. Net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 73

                         GT GLOBAL INFRASTRUCTURE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Infrastructure Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
LGT Asset Management, Inc. ('LGT Asset Management") is the Fund's administrator. The Fund pays administration fees to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                  Statement of Additional Information Page 74

                         GT GLOBAL INFRASTRUCTURE FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, GT Global retained $67,021 of such sales charges. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, GT Global collected CDSCs in the amount of $193,268. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $5,836 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 75

                         GT GLOBAL INFRASTRUCTURE FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                            MAY 31, 1994
                                                                                                          (COMMENCEMENT OF
                                                                                    YEAR ENDED              OPERATIONS)
                                                                                 OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             ------------------------  ----------------------
CLASS A                                                                        SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  ------------  ---------  -----------
Shares sold................................................................   2,997,022  $ 35,715,669  2,020,133  $24,648,202
Shares repurchased.........................................................  (1,898,557)  (23,075,894)  (131,239)  (1,614,053)
                                                                             ----------  ------------  ---------  -----------
Net increase...............................................................   1,098,465  $ 12,639,775  1,888,894  $23,034,149
                                                                             ----------  ------------  ---------  -----------
                                                                             ----------  ------------  ---------  -----------


                                                                                                            MAY 31, 1994
                                                                                                          (COMMENCEMENT OF
                                                                                    YEAR ENDED              OPERATIONS)
                                                                                 OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             ------------------------  ----------------------
CLASS B                                                                        SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  ------------  ---------  -----------
Shares sold................................................................   2,815,712  $ 33,606,616  2,557,551  $31,291,166
Shares repurchased.........................................................  (1,130,463)  (13,421,180)   (75,739)    (930,598)
                                                                             ----------  ------------  ---------  -----------
Net increase...............................................................   1,685,249  $ 20,185,436  2,481,812  $30,360,568
                                                                             ----------  ------------  ---------  -----------
                                                                             ----------  ------------  ---------  -----------

                                                                                   JUNE 1, 1995
                                                                                 (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO OCTOBER 31, 1995
                                                                             ------------------------
ADVISOR CLASS                                                                  SHARES       AMOUNT
---------------------------------------------------------------------------  ----------  ------------
Shares sold................................................................      21,018  $    257,486
Shares repurchased.........................................................      (3,199)      (40,011)
                                                                             ----------  ------------
Net increase...............................................................      17,819  $    217,475
                                                                             ----------  ------------
                                                                             ----------  ------------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

                  Statement of Additional Information Page 76

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of Global Infrastructure Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 77

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (27.3%)
  Consolidated Electric Power Asia ..........................   HK          1,400,000   $  2,833,971         3.3
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.: ...............................   KOR                --             --         2.8
    ELECTRICAL & GAS UTILITIES
    ADR-/- {\/} .............................................   --             58,000      1,435,500          --
    Common-/- ...............................................   --             21,000        938,083          --
  ASEA AB "B" Free  .........................................   SWDN           22,000      2,172,307         2.5
    ELECTRICAL PLANT/EQUIPMENT
  Enron Global Power & Pipelines L.L.C. .....................   US             90,000      2,171,250         2.5
    ENERGY EQUIPMENT & SERVICES
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN            40,000      2,010,000         2.3
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{\/} ...............   BOL            62,300      1,814,488         2.1
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. .............................................   ITLY          450,000      1,811,527         2.1
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ..................................   CHLE           75,000      1,800,000         2.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR-/- {\/
   }  .......................................................   BRZL           81,175      1,735,116         2.0
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI          14,000      1,711,284         2.0
    ELECTRICAL & GAS UTILITIES
  Capex S.A. ................................................   ARG           260,000      1,677,000         2.0
    ELECTRICAL & GAS UTILITIES
  MetroGas S.A. - ADR{\/} ...................................   ARG           100,000        850,000         1.0
    ENERGY EQUIPMENT & SERVICES
  AES China Generating Co., Ltd. "A"-/- .....................   US             54,100        541,000         0.6
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          23,501,526
                                                                                        ------------
Services (20.7%)
  ABC Rail Products Corp.-/- ................................   US            115,100      2,560,975         3.0
    TRANSPORTATION - ROAD & RAIL
  DDI Corp. .................................................   JPN               295      2,392,672         2.8
    WIRELESS COMMUNICATIONS
  Telefonica de Espana - ADR{\/} ............................   SPN            55,000      2,069,375         2.4
    TELEPHONE NETWORKS
  SPT Telecom-/-  ...........................................   CZCH           19,000      1,871,295         2.2
    TELEPHONE NETWORKS
  WorldCom, Inc.-/- .........................................   US             55,832      1,821,519         2.1
    TELEPHONE - LONG DISTANCE
  Stet Di Risp ..............................................   ITLY          810,000      1,768,188         2.1
    TELEPHONE NETWORKS
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           50,000      1,656,250         1.9
    TELEPHONE - LONG DISTANCE
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL           20,000      1,122,500         1.3
    TELEPHONE NETWORKS
  Centennial Cellular Corp. "A"-/- ..........................   US             60,000      1,095,000         1.3
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 78

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Pakistan Telecommunications Co., Ltd.: ....................   PAK                --             --         0.8
    TELEPHONE NETWORKS
    144A GDR{.} -/- {\/}  ...................................   --              4,892   $    457,402          --
    New Voucher-/- {\/} .....................................   --              2,800        273,324          --
  RailTex, Inc.-/- ..........................................   US             22,200        460,650         0.5
    TRANSPORTATION - ROAD & RAIL
  PST Vans, Inc.-/- .........................................   US             47,500        267,188         0.3
    TRANSPORTATION - ROAD & RAIL
  Telecomunicacoes Brasileiras S.A. (Telebras) - 144A ADR{.}
   {\/ }  ...................................................   BRZL              113          4,506          --
    TELEPHONE NETWORKS
                                                                                        ------------
                                                                                          17,820,844
                                                                                        ------------
Capital Goods (20.7%)
  Nokia AB Preferred - ADR{\/} ..............................   FIN            51,000      2,843,250         3.3
    TELECOM EQUIPMENT
  Mannesmann AG .............................................   GER             7,500      2,469,090         2.9
    MACHINERY & ENGINEERING
  Caterpillar, Inc. .........................................   US             40,000      2,245,000         2.6
    MACHINERY & ENGINEERING
  Fluor Corp. ...............................................   US             35,000      1,977,500         2.3
    CONSTRUCTION
  United Engineers Ltd.  ....................................   MAL           270,000      1,679,197         2.0
    CONSTRUCTION
  Allgon AB "B" Free ........................................   SWDN          100,000      1,515,037         1.8
    TELECOM EQUIPMENT
  Acme-Cleveland Corp.  .....................................   US             63,300      1,384,688         1.6
    MACHINE TOOLS
  E.R.G. Ltd.  ..............................................   AUSL        1,100,000      1,331,861         1.5
    MULTI-INDUSTRY
  BroadBand Technologies, Inc.-/- ...........................   US             70,100      1,226,750         1.4
    TELECOM EQUIPMENT
  C & P Homes, Inc.-/- ......................................   PHIL          998,200        643,566         0.7
    CONSTRUCTION
  Champion Technology Holdings ..............................   HK          3,878,622        496,668         0.6
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          17,812,607
                                                                                        ------------
Materials/Basic Industry (15.0%)
  La Cementos Nacional, C.A. - 144A GDR{.} -/- {\/} .........   ECDR           12,060      2,412,000         2.8
    CEMENT
  PT Bakrie and Brothers ....................................   INDO        1,170,000      2,061,674         2.4
    BUILDING MATERIALS & COMPONENTS
  Lone Star Industries, Inc. ................................   US             75,000      1,715,625         2.0
    CEMENT
  Giant Cement Holding, Inc.-/- .............................   US            179,800      1,685,625         2.0
    CEMENT
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           28,000      1,526,868         1.8
    CEMENT
  Hylsamex, S.A. de C.V. - 144A ADR{.} -/- {\/} .............   MEX            75,000      1,265,625         1.5
    METALS - STEEL
  Cementos Paz del Rio S.A. - 144A ADR{.} -/- {\/} ..........   COL            65,000        926,250         1.1
    CEMENT
  PT Semen Cibinong - Foreign ...............................   INDO          316,000        828,282         1.0
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 79

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Grupo Simec, S.A. de C.V. - ADR-/- {\/} ...................   MEX            54,200   $    352,300         0.4
    METALS - STEEL
                                                                                        ------------
                                                                                          12,774,249
                                                                                        ------------
Technology (9.3%)
  DSP Communications, Inc. ..................................   US            110,000      3,987,500         4.6
    TELECOM TECHNOLOGY
  LG Information & Communication-/- .........................   KOR            30,400      2,423,735         2.8
    TELECOM TECHNOLOGY
  Three-Five Systems, Inc.-/-  ..............................   US             90,000      1,631,249         1.9
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           8,042,484
                                                                                        ------------
Miscellaneous (2.2%)
  General Electric Co. ......................................   US             30,000      1,897,500         2.2
    CONGLOMERATE
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $81,114,777) .................                             81,849,210        95.2
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.9%)
  Philippines (0.9%)
    International Container Terminal Services, Convertible
     Bond,5% due 9/15/01 - 144A (cost $1,000,000){.}  .......   USD         1,000,000        810,000         0.9
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995, with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $3,235,000 U.S. Treasury Bill, due
   2/8/96 (market value of collateral is $3,187,283,
   including accrued interest) (cost $3,116,502).  ..........                              3,116,502         3.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $85,231,279) ........................                             85,775,712        99.7
Other Assets and Liabilities ................................                                234,216         0.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 86,009,928       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $86,009,928.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $85,381,279 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   8,629,590
                 Unrealized depreciation:            (8,235,157)
                                                  -------------
                 Net unrealized appreciation:     $     394,433
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 80

                        GLOBAL INFRASTRUCTURE PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                                 Short-Term
Country(Country Code/Currency Code)     Equity   Fixed Income     & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS)  .................    3.0                                   3.0
Australia (AUSL/AUD) .................    1.5                                   1.5
Austria (ASTRI/ATS) ..................    2.0                                   2.0
Bolivia (BOL/BOL) ....................    2.1                                   2.1
Brazil (BRZL/BRL) ....................    2.0                                   2.0
Chile (CHLE/CLP) .....................    2.1                                   2.1
Colombia (COL/COP) ...................    1.1                                   1.1
Czech Republic (CZCH/CSK)  ...........    2.2                                   2.2
Ecuador (ECDR/ECS)  ..................    2.8                                   2.8
Finland (FIN/FIM) ....................    3.3                                   3.3
Germany (GER/DEM) ....................    2.9                                   2.9
Hong Kong (HK/HKD) ...................    3.9                                   3.9
Indonesia (INDO/IDR) .................    5.3                                   5.3
Italy (ITLY/ITL) .....................    4.2                                   4.2
Japan (JPN/JPY) ......................    2.8                                   2.8
Korea (KOR/KRW) ......................    5.6                                   5.6
Malaysia (MAL/MYR) ...................    2.0                                   2.0
Mexico (MEX/MXN) .....................    1.9                                   1.9
Pakistan (PAK/PKR)  ..................    0.8                                   0.8
Philippines (PHIL/PHP) ...............    2.0         0.9                       2.9
Spain (SPN/ESP) ......................    4.7                                   4.7
Sweden (SWDN/SEK) ....................    4.3                                   4.3
Thailand (THAI/THB) ..................    1.8                                   1.8
United States (US/USD) ...............   30.9                        3.9       34.8
                                        ------        ---            ---      -----
Total  ...............................   95.2         0.9            3.9      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $86,009,928.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                           Market Value                               Unrealized
                                                                               (U.S.                      Delivery   Appreciation
Contracts to Buy                                                             Dollars)     Contract Price    Date     (Depreciation)
-------------------------------------------------------------------------  -------------  --------------  ---------  -------------
Deutsche Marks...........................................................        852,697         1.42871   11/03/95   $    10,987
Japanese Yen.............................................................        215,243       100.01800   11/14/95        (4,717)
Japanese Yen.............................................................         25,438        97.97301   11/14/95        (1,100)
                                                                           -------------                             -------------
Total Contracts to Buy (Payable amount $1,088,208).......................      1,093,378                                    5,170
                                                                           -------------                             -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 1.27%

Contracts to Sell
-------------------------------------------------------------------------
Deutsche Marks...........................................................      1,811,980         1.37700   11/03/95        39,872
Deutsche Marks...........................................................        177,898         1.45648   11/30/95        (6,251)
Italian Lira.............................................................      1,341,741     1,605.60000   11/16/95       (10,500)
Japanese Yen.............................................................        978,378        91.70000   11/14/95       112,135
Japanese Yen.............................................................        303,297        96.50400   11/14/95        17,933
                                                                           -------------                             -------------
Total Contracts to Sell (Receivable amount $4,766,483)...................      4,613,294                                  153,189
                                                                           -------------                             -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 5.36%

Total Open Forward Foreign currency Contracts, Net.......................                                             $   158,359
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 81

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $85,231,279)
   (Note 1)...............................................     $85,775,712
  U.S. currency..............................     $    499
  Foreign currencies (cost $472,653).........      472,692         473,191
                                                  --------
  Receivable for open forward foreign currency contracts,
   net (Note 1)...........................................         158,359
  Dividends and dividend withholding tax reclaims
   receivable.............................................         119,634
  Receivable for forward foreign currency contracts --
   closed (Note 1)........................................          15,177
  Interest receivable.....................................           6,389
  Prepaid expenses........................................             234
  Cash held as collateral for securities loaned (Note
   1).....................................................       7,441,675
                                                               -----------
    Total assets..........................................      93,990,371
                                                               -----------
Liabilities:
  Payable for investment management and administration
   fees (Note 2)..........................................         505,838
  Payable for professional fees...........................          14,114
  Payable for custodian fees (Note 1).....................           6,534
  Payable for printing and postage expenses...............           4,250
  Payable for Trustees' fees and expenses (Note 2)........           3,992
  Other accrued expenses..................................           4,040
  Collateral for securities loaned (Note 1)...............       7,441,675
                                                               -----------
    Total liabilities.....................................       7,980,443
                                                               -----------
Net assets................................................     $86,009,928
                                                               -----------
                                                               -----------
Net assets consist of:
  Paid in capital.........................................     $84,277,905
  Accumulated net investment income.......................       1,136,794
  Accumulated net realized loss on investments and foreign
   currency transactions..................................        (107,584)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies......................         158,380
  Net unrealized appreciation of investments..............         544,433
                                                               -----------
Total -- representing net assets applicable to shares of
 beneficial interest outstanding..........................     $86,009,928
                                                               -----------
                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 82

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $90,378)..................................................     $1,008,999
  Interest income............................................        692,904
                                                                  ----------
    Total investment income..................................      1,701,903
                                                                  ----------
Expenses:
  Investment management and administration fees (Note 2).....        601,421
  Custodian fees (Note 1)....................................         80,701
  Legal fees.................................................         18,300
  Audit fees.................................................         11,550
  Trustees' fees and expenses (Note 2).......................          7,300
  Printing and postage expenses..............................          4,250
  Other expenses.............................................          3,650
                                                                  ----------
    Total expenses before reductions.........................        727,172
                                                                  ----------
      Expense reductions (Notes 1 & 4).......................        (37,549)
                                                                  ----------
    Total net expenses.......................................        689,623
                                                                  ----------
Net investment income........................................      1,012,280
                                                                  ----------
Net realized and unrealized loss on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........     $ 1,032,988
  Net realized loss on foreign currency
   transactions..............................      (1,091,351)
                                                  -----------
    Net realized loss during the year........................        (58,363)
  Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currencies.....................         157,236
  Net change in unrealized appreciation of
   investments...............................        (565,235)
                                                  -----------
    Net unrealized depreciation during the year..............       (407,999)
                                                                  ----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................       (466,362)
                                                                  ----------
Net increase in net assets resulting from operations.........     $  545,918
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 83

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................       $  1,012,280            $   124,514
  Net realized loss on investments and
   foreign currency transactions.............            (58,363)               (49,221)
  Net change in unrealized appreciation on
   translation of assets and
   liabilities in foreign currencies.........            157,236                  1,144
  Net change in unrealized appreciation of
   investments...............................           (565,235)             1,109,668
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................            545,918              1,186,105
                                                  -----------------      -----------------
Beneficial interest transactions:
  Contributions..............................         62,352,320             52,494,964
  Withdrawals................................        (27,995,100)            (2,674,379)
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................         34,357,220             49,820,585
                                                  -----------------      -----------------
Total increase in net assets.................         34,903,138             51,006,690
Net assets:
  Beginning of period........................         51,106,790                100,100
                                                  -----------------      -----------------
  End of period..............................       $ 86,009,928            $51,106,790
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 84

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                          MAY 31, 1994
                                          YEAR ENDED    (COMMENCEMENT OF
                                          OCTOBER 31,    OPERATIONS) TO
                                             1995       OCTOBER 31, 1994
                                          -----------  ------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  86,010       $  51,107
Ratio of net investment income to
 average net assets.....................        1.22%           1.44 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   4)...................................        0.83%           1.17 %(a)
  Without expense reductions............        0.88%             -- % *
Portfolio turnover rate.................          45%             18 %

----------------

(a)  Annualized.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 85

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Infrastructure Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

                  Statement of Additional Information Page 86

                        GLOBAL INFRASTRUCTURE PORTFOLIO

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The

                  Statement of Additional Information Page 87

                        GLOBAL INFRASTRUCTURE PORTFOLIO
cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $7,127,333 were on loan to brokers. The loans were secured by cash collateral of $7,441,675. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $29,528 of income from securities lending which were used to reduce the Portfolio's custodian fees.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related infrastructure industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT Asset Management is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of LGT Asset Management, GT Global Financial Services, Inc. or GT Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by GT Global Infrastructure Fund or LGT Asset Management.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $66,417,748 and $32,256,613, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $8,021 under these arrangements.

                  Statement of Additional Information Page 88

                        GT GLOBAL NATURAL RESOURCES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of GT Global Natural Resources Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Natural Resources Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Natural Resources Fund as of October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 89

                        GT GLOBAL NATURAL RESOURCES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Natural Resources Portfolio
   (cost $25,952,266) (Note 1)......................     $26,759,884
  Receivable from LGT Asset Management, Inc. (Note
   2)...............................................         319,110
  Unamortized organizational costs (Note 1).........          36,854
  Receivable for Fund shares sold...................          33,663
                                                         -----------
    Total assets....................................      27,149,511
                                                         -----------
Liabilities:
  Payable for Fund shares repurchased...............         302,940
  Payable for administration fees (Note 2)..........          74,485
  Payable for printing and postage expenses.........          32,910
  Payable for professional fees.....................          25,278
  Payable for service and distribution expenses
   (Note 2).........................................          18,237
  Payable for registration and filing fees..........          12,148
  Payable for transfer agent fees (Note 2)..........           8,635
  Payable for Directors' fees and expenses (Note
   2)...............................................             752
  Payable for fund accounting fees (Note 2).........             610
  Other accrued expenses............................           2,298
                                                         -----------
    Total liabilities...............................         478,293
                                                         -----------
Net assets..........................................     $26,671,218
                                                         -----------
                                                         -----------
Class A:
Net asset value and redemption price per share
 ($12,597,970 DIVIDED BY 1,101,106 shares
 outstanding).......................................     $     11.44
                                                         -----------
                                                         -----------
Maximum offering price per share (100/95.25 of
 $11.44) *..........................................     $     12.01
                                                         -----------
                                                         -----------
Class B:+
Net asset value and offering price per share
 ($13,978,465 DIVIDED BY 1,230,103 shares
 outstanding).......................................     $     11.36
                                                         -----------
                                                         -----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share ($94,783 DIVIDED BY
 8,267 shares outstanding)..........................     $     11.47
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $28,316,783
  Undistributed net investment income...............          47,438
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (2,500,621)
  Net unrealized depreciation on translation of
   assets and liabilities in foreign
   currencies -- Global Natural Resources
   Portfolio........................................         (48,503)
  Net unrealized appreciation of investments --
   Global Natural Resources Portfolio...............         856,121
                                                         -----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $26,671,218
                                                         -----------
                                                         -----------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 90

                        GT GLOBAL NATURAL RESOURCES FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Interest income -- Global Natural Resources Portfolio......     $   437,615
  Dividend income -- Global Natural Resources Portfolio......         392,475
                                                                  -----------
    Total investment income..................................         830,090
                                                                  -----------
Expenses:
  Expenses -- Global Natural Resources Portfolio.............         284,129
  Service and distribution expenses: (Note 2)
    Class A..................................     $    73,794
    Class B..................................         149,950         223,744
                                                  -----------
  Transfer agent fees (Note 2)...............................         141,492
  Registration and filing fees...............................         136,100
  Printing and postage expenses..............................         120,650
  Administration fees (Note 2)...............................          74,485
  Audit fees.................................................          53,750
  Legal fees.................................................          44,782
  Directors' fees and expenses (Note 2)......................          12,450
  Amortization of organization costs (Note 1)................          10,300
  Fund accounting fees (Note 2)..............................           7,619
  Other expenses.............................................           1,251
                                                                  -----------
    Total expenses before reductions.........................       1,110,752
                                                                  -----------
      Expenses reimbursed by LGT Asset Management, Inc. (Note
      2).....................................................        (319,110)
      Expense reductions -- Global Natural Resources
      Portfolio..............................................          (9,670)
                                                                  -----------
    Total net expenses.......................................         781,972
                                                                  -----------
Net investment income........................................          48,118
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies:
  Net realized loss on investments -- Global
   Natural Resources Portfolio...............      (2,302,171)
  Net realized loss on foreign currency
   transactions -- Global Natural Resources
   Portfolio.................................         (89,256)
                                                  -----------
    Net realized loss during the year........................      (2,391,427)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies -- Global Natural
   Resources Portfolio.......................         (43,764)
  Net change in unrealized appreciation of
   investments -- Global Natural Resources
   Portfolio.................................         177,530
                                                  -----------
    Net unrealized appreciation during the year..............         133,766
                                                                  -----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................      (2,257,661)
                                                                  -----------
Net decrease in net assets resulting from operations.........     $(2,209,543)
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 91

                        GT GLOBAL NATURAL RESOURCES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $     48,118            $   106,264
  Net realized loss on investments and
   foreign currency transactions -- Global
   Natural Resources Portfolio...............         (2,391,427)              (130,259)
  Net change in unrealized depreciation on
   translation of assets and
   liabilities in foreign currencies --
   Global Natural Resources Portfolio........            (43,764)                (4,739)
  Net change in unrealized appreciation of
   investments -- Global Natural
   Resources Portfolio.......................            177,530                678,591
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (2,209,543)               649,857
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................            (36,529)                    --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (30,368)                    --
                                                  -----------------      -----------------
    Total distributions......................            (66,897)                    --
                                                  -----------------      -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................         38,611,615             34,666,146
  Decrease from capital shares repurchased...        (37,864,366)            (7,215,594)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................            747,249             27,450,552
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (1,529,191)            28,100,409
Net assets:
  Beginning of period........................         28,200,409                100,000
                                                  -----------------      -----------------
  End of period..............................       $ 26,671,218            $28,200,409
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 92

                        GT GLOBAL NATURAL RESOURCES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      CLASS A                          CLASS B                 ADVISOR
                                          -------------------------------  -------------------------------     CLASS+
                                                          MAY 31, 1994                     MAY 31, 1994     -------------
                                                        (COMMENCEMENT OF                 (COMMENCEMENT OF   JUNE 1, 1995
                                          YEAR ENDED     OPERATIONS) TO    YEAR ENDED     OPERATIONS) TO         TO
                                          OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                                             1995             1994            1995             1994             1995
                                          -----------  ------------------  -----------  ------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   12.41       $   11.43        $   12.38       $   11.43         $   11.45
                                          -----------       --------       -----------       --------       -------------
Income from investment operations:
  Net investment income (loss)..........        0.04*           0.06*           (0.02)*          0.03*             0.11*
  Net realized and unrealized gain
   (loss) on investments................       (0.98)           0.92            (0.98)           0.92             (0.09)
                                          -----------       --------       -----------       --------       -------------
    Net increase (decrease) from
     investment operations..............       (0.94)           0.98            (1.00)           0.95              0.02
                                          -----------       --------       -----------       --------       -------------
Distributions to shareholders:
  From net investment income............       (0.03)           0.00            (0.02)           0.00              0.00
                                          -----------       --------       -----------       --------       -------------
    Total distributions.................       (0.03)           0.00            (0.02)           0.00              0.00
                                          -----------       --------       -----------       --------       -------------
Net asset value, end of period..........   $   11.44       $   12.41        $   11.36       $   12.38         $   11.47
                                          -----------       --------       -----------       --------       -------------
                                          -----------       --------       -----------       --------       -------------
Total investment return (c).............       (7.58)%          8.57 %(b)       (8.05)%          8.31 %(b)         0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  12,598       $  14,797        $  13,978       $  13,404         $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement from LGT Asset
   Management (Notes 1 & 2).............        0.41%           2.63 %(a)       (0.09)%          2.13 %(a)         0.91%(a)
  Without expense reductions and
   reimbursement from LGT Asset
   Management...........................       (0.69)%          0.65 %(a)       (1.19)%          0.15 %(a)        (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement from LGT Asset
   Management (Notes 1 & 2).............        2.37%           2.40 %(a)        2.87%           2.90 %(a)         1.87%(a)
  Without expense reductions and
   reimbursement from LGT Asset
   Management...........................        3.47%           4.38 %(a)        3.97%           4.88 %(a)         2.97%(a)

----------------

(a)  Annualized.
(b)  Not annualized.
(c)  Total investment return does not include sales charges.
  * Before reimbursement by LGT Asset Management, Inc., the net investment income (loss) per share would have been affected by $0.14, $0.13, and $0.12 for Class A, Class B, and Advisor Class, respectively, for the year ended October 31, 1995, and $0.04 for Class A and Class B from May 31, 1994 to October 31, 1994.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

                  Statement of Additional Information Page 93

                        GT GLOBAL NATURAL RESOURCES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Natural Resources Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Natural Resources Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $2,547,364, of which $91,443 expires in 2002 and $2,455,921 expires in 2003.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
LGT Asset Management, Inc. ("LGT Asset Management") is the Fund's administrator. The Fund pays administration fees to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                  Statement of Additional Information Page 94

                        GT GLOBAL NATURAL RESOURCES FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, GT Global retained $16,516 of such sales charges. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1995, GT Global collected CDSCs in the amount of $73,935. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $1,931 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 95

                        GT GLOBAL NATURAL RESOURCES FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                           MAY 31, 1994
                                                                                                         (COMMENCEMENT OF
                                                                                   YEAR ENDED              OPERATIONS)
                                                                                OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             -----------------------  ----------------------
CLASS A                                                                        SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------  ---------  -----------
Shares sold................................................................   2,262,790  $25,998,648  1,647,315  $20,040,497
Shares issued in connection with reinvestment of distributions.............       2,665       30,350         --           --
                                                                             ----------  -----------  ---------  -----------
                                                                              2,265,455   26,028,998  1,647,315   20,040,497
Shares repurchased.........................................................  (2,356,872) (27,189,124)  (459,166)  (5,648,929)
                                                                             ----------  -----------  ---------  -----------
Net increase (decrease)....................................................     (91,417) $(1,160,126) 1,188,149  $14,391,568
                                                                             ----------  -----------  ---------  -----------
                                                                             ----------  -----------  ---------  -----------

                                                                                                           MAY 31, 1994
                                                                                                         (COMMENCEMENT OF
                                                                                   YEAR ENDED              OPERATIONS)
                                                                                OCTOBER 31, 1995       TO OCTOBER 31, 1994
                                                                             -----------------------  ----------------------
CLASS B                                                                        SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------  ---------  -----------
Shares sold................................................................   1,073,588  $12,447,266  1,205,189  $14,625,649
Shares issued in connection with reinvestment of distributions.............       2,190       24,898         --           --
                                                                             ----------  -----------  ---------  -----------
                                                                              1,075,778   12,472,164  1,205,189   14,625,649
Shares repurchased.........................................................    (928,373) (10,660,475)  (126,865)  (1,566,665)
                                                                             ----------  -----------  ---------  -----------
Net increase...............................................................     147,405  $ 1,811,689  1,078,324  $13,058,984
                                                                             ----------  -----------  ---------  -----------
                                                                             ----------  -----------  ---------  -----------

                                                                                  JUNE 1, 1995
                                                                                (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO OCTOBER 31, 1995
                                                                             -----------------------
ADVISOR CLASS                                                                  SHARES      AMOUNT
---------------------------------------------------------------------------  ----------  -----------
Shares sold................................................................       9,525  $   110,453
Shares issued in connection with reinvestment of distributions.............          --           --
                                                                             ----------  -----------
                                                                                  9,525      110,453
Shares repurchased.........................................................      (1,258)     (14,767)
                                                                             ----------  -----------
Net increase...............................................................       8,267  $    95,686
                                                                             ----------  -----------
                                                                             ----------  -----------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.," and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."
--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.160 per share (representing an approximate total of $394,789). The total amount of taxes paid by the Fund to such countries was approximately $0.015 per share (representing an approximate total of $36,734).

                  Statement of Additional Information Page 96

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders and Board of Trustees of Global Natural Resources Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Natural Resources Portfolio, including the schedule of Portfolio Investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Natural Resources Portfolio as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended and for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 97

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Oil (31.3%)
  Mobil Corp. ...............................................   US             11,000   $  1,108,250         4.1
  British Petroleum Co., PLC ................................   UK            150,100      1,103,153         4.1
  Saga Petroleum AS "A" .....................................   NOR            85,000      1,064,923         4.0
  Reading & Bates Corp.-/- ..................................   US             90,000      1,035,000         3.9
  Repsol S.A. - ADR{\/} .....................................   SPN            34,900      1,033,913         3.9
  Shell Transport & Trading Co., PLC ........................   UK             80,500        940,248         3.5
  Anadarko Petroleum Corp. ..................................   US             20,000        867,500         3.2
  Total Compagnie Francaise des Petroles S.A. - ADR{\/} .....   FR             20,100        620,588         2.3
  Norsk Hydro AS ............................................   NOR            15,175        604,485         2.3
                                                                                        ------------
                                                                                           8,378,060
                                                                                        ------------
Chemicals (12.8%)
  Cytec Industries-/- .......................................   US             19,300      1,056,675         3.9
  Cabot Corp. ...............................................   US             21,000        997,500         3.7
  Occidental Petroleum Corp. ................................   US             33,000        709,500         2.6
  Potash Corporation of Saskatchewan, Inc.{\/} ..............   CAN            10,000        696,250         2.6
                                                                                        ------------
                                                                                           3,459,925
                                                                                        ------------
Machinery & Engineering (9.5%)
  Rauma Oy - ADR-/- {\/}  ...................................   FIN            45,700        993,975         3.7
  Valmet Corp. "A" ..........................................   FIN            32,500        903,799         3.4
  Harnischfeger Industries, Inc.  ...........................   US             20,000        630,000         2.4
                                                                                        ------------
                                                                                           2,527,774
                                                                                        ------------
Metals - Non-Ferrous (8.2%)
  Lonrho PLC ................................................   UK            400,000        986,249         3.7
  Diamond Fields Resources, Inc.-/- .........................   CAN            42,800        770,962         2.9
  PT Tambang Timah - 144A GDR{.} -/- {\/} ...................   INDO           37,500        426,375         1.6
                                                                                        ------------
                                                                                           2,183,586
                                                                                        ------------
Forest Products (7.7%)
  James River Corporation of Virginia .......................   US             30,000        963,750         3.6
  Asia Pulp & Paper Co., Ltd. - ADR{\/}-/-  .................   INDO           59,000        604,750         2.3
  St Laurent Paperboard, Inc.-/-  ...........................   CAN            33,900        490,415         1.8
                                                                                        ------------
                                                                                           2,058,915
                                                                                        ------------
Metals - Steel (7.1%)
  UCAR International, Inc.-/- ...............................   US             41,400      1,179,900         4.4
  SGL Carbon AG-/- ..........................................   GER            10,900        714,894         2.7
                                                                                        ------------
                                                                                           1,894,794
                                                                                        ------------
Misc. Materials & Components (6.5%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           56,167        760,470         2.8
  Anglovaal Ltd. "N" ........................................   SAFR           17,350        658,981         2.5

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 98

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Misc. Materials & Components (Continued)
  De Beers Centenary AG - Linked Unit .......................   SAFR           11,400   $    314,973         1.2
                                                                                        ------------
                                                                                           1,734,424
                                                                                        ------------
Gold (4.8%)
  Ashanti Goldfields Co., Ltd. - GDR{\/}  ...................   SAFR           41,000        722,625         2.7
  Acacia Resources Ltd.-/- ..................................   AUSL          352,000        576,302         2.1
                                                                                        ------------
                                                                                           1,298,927
                                                                                        ------------
Food (3.2%)
  IBP, Inc. .................................................   US             14,100        844,238         3.2
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $23,524,522) .................                             24,380,643        91.1
                                                                                        ------------       -----

                                                                                           Market
Repurchase Agreement                                                                       Value
-------------------------------------------------------------                           ------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by $2,820,000 U.S. Treasury Bill, due
   10/17/96 (market value of collateral is $2,675,240,
   including collateralized accrued interest) (cost
   $2,620,422)   ............................................                              2,620,422         9.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $26,144,944) ........................                             27,001,065       100.9
Other Assets and Liabilities ................................                               (241,081)       (0.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 26,759,984       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $26,759,984.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $26,144,944 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,790,765
                 Unrealized depreciation:              (934,644)
                                                  -------------
                 Net unrealized appreciation:     $     856,121
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 99

                       GLOBAL NATURAL RESOURCES PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country (Country Code/Currency Code)    Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    4.9                   4.9
Canada (CAN/CAD) .....................    7.3                   7.3
Finland (FIN/FIM) ....................    7.1                   7.1
France (FR/FRF) ......................    2.3                   2.3
Germany (GER/DEM) ....................    2.7                   2.7
Indonesia (INDO/IDR) .................    3.9                   3.9
Norway (NOR/NOK) .....................    6.3                   6.3
South Africa (SAFR/ZAR/ZAL) ..........    6.4                   6.4
Spain (SPN/ESP) ......................    3.9                   3.9
United Kingdom (UK/GBP) ..............   11.3                  11.3
United States (US/USD) ...............   35.0        8.9       43.9
                                        ------       ---      -----
Total  ...............................   91.1        8.9      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $26,759,984.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                Market Value                          Unrealized
                                                                                   (U.S.       Contract   Delivery   Appreciation
Contracts to Buy:                                                                 Dollars)      Price       Date     (Depreciation)
                                                                                ------------  ----------  ---------  -------------
Deutsche Marks................................................................      213,478      1.42407   11/30/95   $     2,813
Swedish Krona.................................................................      662,756      7.16200   11/22/95        48,403
                                                                                ------------                         -------------
    Total Contracts to Buy (Payable amount $825,018)..........................      876,234                                51,216
                                                                                ------------                         -------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 3.27%


Contracts to Sell:
Deutsche Marks................................................................      106,739      1.45648   11/30/95        (3,750)
Deutsche Marks................................................................      284,637      1.46545   11/30/95       (11,683)
French Francs.................................................................      409,069      5.07400   11/20/95       (14,903)
Swedish Krona.................................................................      662,756      7.41800   11/22/95       (69,605)
                                                                                ------------                         -------------
    Total Contracts to Sell (Receivable amount $1,363,260)....................    1,463,201                               (99,941)
                                                                                ------------                         -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 5.47%

    Total Open Forward Foreign Currency Contracts, Net........................                                        $   (48,725)
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 100

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $26,144,944) (Note 1 )...........................     $27,001,065
  Foreign currencies (cost $1,757)..................           1,771
  Dividends and dividend withholding tax reclaims
   receivable.......................................          43,460
                                                         -----------
    Total assets....................................      27,046,296
                                                         -----------
Liabilities:
  Payable for investment management and
   administration fees (Note 2).....................         213,856
  Payable for open forward foreign currency
   contracts, net (Note 1)..........................          48,725
  Payable for professional fees.....................           7,553
  Payable for printing and postage expenses.........           4,713
  Payable for Trustees' fees and expenses (Note
   2)...............................................           2,801
  Payable for custodian fees (Note 1)...............           2,521
  Other accrued expenses............................           6,143
                                                         -----------
    Total liabilities...............................         286,312
                                                         -----------
Net assets..........................................     $26,759,984
                                                         -----------
                                                         -----------
Net assets consist of:
  Paid in capital...................................     $27,781,110
  Accumulated net investment income.................         692,942
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (2,521,686)
  Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies.....         (48,503)
  Net unrealized appreciation of investments........         856,121
                                                         -----------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $26,759,984
                                                         -----------
                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 101

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................     $   437,615
  Dividend income (net of foreign withholding tax of
   $36,734)..................................................         392,475
                                                                  -----------
    Total investment income..................................         830,090
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....         213,856
  Custodian fees (Note 1)....................................          40,204
  Legal fees.................................................          12,300
  Audit fees.................................................           8,750
  Trustees' fees and expenses (Note 2).......................           7,119
  Other expenses.............................................           1,900
                                                                  -----------
    Total expenses before reductions.........................         284,129
                                                                  -----------
      Expense reductions (Notes 1 & 4).......................          (9,670)
                                                                  -----------
    Total net expenses.......................................         274,459
                                                                  -----------
Net investment income........................................         555,631
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $(2,302,171)
  Net realized loss on foreign currency
   transactions..............................         (89,256)
                                                  -----------
    Net realized loss during the year........................      (2,391,427)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................         (43,764)
  Net change in unrealized appreciation of
   investments...............................         177,530
                                                  -----------
    Net unrealized appreciation during the year..............         133,766
                                                                  -----------
Net realized and unrealized loss on investments and foreign
 currencies..................................................      (2,257,661)
                                                                  -----------
Net decrease in net assets resulting from operations.........     $(1,702,030)
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 102

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           MAY 31, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $    555,631            $   137,311
  Net realized loss on investments and
   foreign currency transactions.............         (2,391,427)              (130,259)
  Net change in unrealized depreciation on
   translation of assets and
   liabilities in foreign currencies.........            (43,764)                (4,739)
  Net change in unrealized appreciation of
   investments...............................            177,530                678,591
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (1,702,030)               680,904
                                                  -----------------      -----------------
Beneficial interest transactions:
  Contributions..............................         34,259,648             33,302,836
  Withdrawals................................        (32,747,373)            (7,134,101)
                                                  -----------------      -----------------
    Net increase from beneficial interest
     transactions............................          1,512,275             26,168,735
                                                  -----------------      -----------------
Total increase (decrease) in net assets......           (189,755)            26,849,639
Net assets:
  Beginning of period........................         26,949,739                100,100
                                                  -----------------      -----------------
  End of period..............................       $ 26,759,984            $26,949,739
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 103

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                          YEAR ENDED           MAY 31, 1994
                                          OCTOBER 31,  (COMMENCEMENT OF OPERATIONS)
                                             1995           TO OCTOBER 31, 1994
                                          -----------  -----------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $  26,760            $   26,950
Ratio of net investment income to
 average net assets.....................        1.88%                 3.47 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   4)...................................        0.93%                 2.15 %(a)
  Without expense reductions............        0.96%                   -- % *
Portfolio turnover rate.................          87%                  137 %

----------------

(a)  Annualized.
  * Calculation of "Ratio of expenses to net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 104

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Natural Resources Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy

                  Statement of Additional Information Page 105

                       GLOBAL NATURAL RESOURCES PORTFOLIO
and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-

                  Statement of Additional Information Page 106

                       GLOBAL NATURAL RESOURCES PORTFOLIO
out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Portfolio received $1,364 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related natural resources industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT Asset Management is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of LGT Asset Management, GT Global Financial Services, Inc. or GT Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by GT Global Natural Resources Fund or LGT Asset Management.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $20,836,799 and $23,399,771, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended October 31, 1995.

4. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the year ended October 31, 1995, the Portfolio's expenses were reduced by $8,306 under these arrangements.

                  Statement of Additional Information Page 107

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Consumer Products and Services Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Consumer Products and Services Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1995, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 30, 1994 (commencement of operations) to October 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Consumer Products and Services Fund as of October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from December 30, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 108

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in Global Consumer Products and
   Services Portfolio (cost $6,112,921) (Note 1)....     $6,502,154
  Receivable for Fund shares sold...................        490,612
  Receivable from LGT Asset Management, Inc. (Note
   2)...............................................        267,192
  Unamortized organizational costs (Note 1).........         42,893
                                                         ----------
    Total assets....................................      7,302,851
                                                         ----------
Liabilities:
  Payable for organization expenses (Note 1)........         40,263
  Payable for professional fees.....................         25,016
  Payable for printing and postage expenses.........          9,758
  Payable for service and distribution expenses
   (Note 2).........................................          7,324
  Payable for administration fees (Note 2)..........          5,933
  Payable for registration and filing fees..........          4,366
  Payable for transfer agent fees (Note 2)..........          3,186
  Payable for Directors' fees and expenses (Note
   2)...............................................            697
  Payable for fund accounting fees (Note 2).........            123
  Other accrued expenses............................          1,210
                                                         ----------
    Total liabilities...............................         97,876
                                                         ----------
Net assets..........................................     $7,204,975
                                                         ----------
                                                         ----------
Class A:
Net asset value and redemption price per share
 ($4,082,173 DIVIDED BY 279,721 shares
 outstanding).......................................     $    14.59
                                                         ----------
                                                         ----------
Maximum offering price per share (100/95.25 of
 $14.59) *..........................................     $    15.32
                                                         ----------
                                                         ----------
Class B:+
Net asset value and offering price per share
 ($2,958,974 DIVIDED BY 203,634 shares
 outstanding).......................................     $    14.53
                                                         ----------
                                                         ----------
Advisor Class: (Notes 1 & 3)
Net asset value, offering price per share, and
 redemption price per share ($163,828 DIVIDED BY
 11,194 shares outstanding).........................     $    14.64
                                                         ----------
                                                         ----------
Net assets consist of:
  Paid in capital (Note 3)..........................     $6,418,609
  Accumulated net realized gain on investments and
   foreign currency transactions....................        397,133
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies --
   Global Consumer Products and Services
   Portfolio........................................          6,921
  Net unrealized appreciation of investments --
   Global Consumer Products and Services
   Portfolio........................................        382,312
                                                         ----------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $7,204,975
                                                         ----------
                                                         ----------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 109

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                            STATEMENT OF OPERATIONS

       December 30, 1994 (commencement of operations) to October 31, 1995

--------------------------------------------------------------------------------

Investment income:
  Interest income -- Global Consumer Products and Services
   Portfolio..............................................     $   37,739
  Dividend income -- Global Consumer Products and Services
   Portfolio..............................................         22,144
                                                               ----------
    Total investment income...............................         59,883
                                                               ----------
Expenses:
  Expenses -- Global Consumer Products and Services
   Portfolio..............................................         54,854
  Registration and filing fees............................        101,900
  Legal fees..............................................         39,448
  Audit fees..............................................         31,280
  Transfer agent fees (Note 2)............................         29,425
  Printing and postage expenses...........................         28,600
  Service and distribution expenses: (Note 2)
    Class A..................................     $  8,002
    Class B..................................        7,388         15,390
                                                  --------
  Directors' fees and expenses (Note 2)...................          9,520
  Amortization of organization costs (Note 1).............          8,607
  Administration fees (Note 2)............................          5,933
  Fund accounting fees (Note 2)...........................            622
  Other expenses..........................................          2,014
                                                               ----------
    Total expenses before reductions......................        327,593
                                                               ----------
      Expenses reimbursed by LGT Asset Management, Inc.
      (Note 2)............................................       (267,192)
      Expense reductions -- Global Consumer Products and
      Services Portfolio..................................         (1,677)
                                                               ----------
    Total net expenses....................................         58,724
                                                               ----------
Net investment income.....................................          1,159
                                                               ----------
Net realized and unrealized gain on
investments and foreign currencies:
  Net realized gain on investments -- Global
   Consumer Products and Services
   Portfolio.................................      402,673
  Net realized loss on foreign currency
   transactions -- Global Consumer Products
   and Services Portfolio....................       (6,699)
                                                  --------
    Net realized gain during the period...................        395,974
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies -- Global Consumer
   Products and Services Portfolio...........        6,921
  Net change in unrealized appreciation of
   investments -- Global Consumer Products
   and Services Portfolio....................      382,312
                                                  --------
    Net unrealized appreciation during the period.........        389,233
                                                               ----------
Net realized and unrealized gain on investments and
 foreign currencies.......................................        785,207
                                                               ----------
Net increase in net assets resulting from operations......     $  786,366
                                                               ----------
                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 110

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                         DECEMBER 30, 1994
                                                         (COMMENCEMENT OF
                                                          OPERATIONS) TO
                                                         OCTOBER 31, 1995
                                                         -----------------
Increase in net assets
Operations:
  Net investment income.............................        $     1,159
  Net realized gain on investments and foreign
   currency transactions -- Global Consumer Products
   and Services Portfolio...........................            395,974
  Net change in unrealized appreciation on
   translation of assets and liabilities in foreign
   currencies -- Global Consumer Products and
   Services Portfolio...............................              6,921
  Net change in unrealized appreciation of
   investments -- Global Consumer Products and
   Services
   Portfolio........................................            382,312
                                                         -----------------
  Net increase in net assets resulting from
   operations.......................................            786,366
                                                         -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested.......................................          7,649,630
  Decrease from capital shares repurchased..........         (1,331,021)
                                                         -----------------
    Net increase from capital share transactions....          6,318,609
                                                         -----------------
Total increase in net assets........................          7,104,975
Net assets:
  Beginning of period...............................            100,000
                                                         -----------------
  End of period.....................................        $ 7,204,975
                                                         -----------------
                                                         -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 111

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                             ADVISOR
                                                     CLASS A                         CLASS B                 CLASS+
                                          ------------------------------  ------------------------------  -------------
                                                DECEMBER 30, 1994               DECEMBER 30, 1994         JUNE 1, 1995
                                           (COMMENCEMENT OF OPERATIONS)    (COMMENCEMENT OF OPERATIONS)        TO
                                                  TO OCTOBER 31,                  TO OCTOBER 31,           OCTOBER 31,
                                                      1995*                           1995*                   1995*
                                          ------------------------------  ------------------------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....            $   11.43                       $   11.43               $   11.84
                                                      -------                         -------             -------------
Income from investment operations:
  Net investment income (loss)..........                 0.02**                         (0.04)**                 0.04**
  Net realized and unrealized gain on
   investments..........................                 3.14                            3.14                    2.76
                                                      -------                         -------             -------------
    Net increase from investment
     operations.........................                 3.16                            3.10                    2.80
                                                      -------                         -------             -------------
Net asset value, end of period..........            $   14.59                       $   14.53               $   14.64
                                                      -------                         -------             -------------
                                                      -------                         -------             -------------
Total investment return (c).............                27.65 %(b)                      27.12 %(b)              23.65%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....            $   4,082                       $   2,959               $     164
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by LGT Asset Management
   (Notes 1 & 2)........................                 0.20 %(a)                      (0.30)%(a)               0.70%(a)
  Without expense reductions and
   reimbursement by LGT Asset
   Management...........................               (11.11)%(a)                     (11.61)%(a)             (10.61)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by LGT Asset Management
   (Notes 1 & 2)........................                 2.32 %(a)                       2.82 %(a)               1.82%(a)
  Without expense reductions and
   reimbursement by LGT Asset
   Management...........................                13.63 %(a)                      14.13 %(a)              13.13%(a)

----------------

(a)  Annualized.
(b)  Not annualized.
(c)  Total investment return does not include sales charges.
  * These selected per share data were calculated based upon weighted average shares outstanding during the period.
 ** Before reimbursement by LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B, and Advisor Class, respectively.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 112

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Consumer Products and Services Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held and excise tax on income and capital gains.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
LGT Asset Management, Inc. ("LGT Asset Management") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

                  Statement of Additional Information Page 113

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1995, GT Global retained $3,380 of such sales charges. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the period ended October 31, 1995, GT Global collected CDSCs in the amount of $986. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $318 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 114

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

3. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            DECEMBER 30, 1994
                                                      (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1995
                                                      -----------------------------
CLASS A                                                  SHARES          AMOUNT
----------------------------------------------------  ------------   --------------
Shares sold.........................................       330,327     $  4,257,766
Shares repurchased..................................       (54,980)        (746,671)
                                                      ------------   --------------
Net increase........................................       275,347     $  3,511,095
                                                      ------------   --------------
                                                      ------------   --------------

                                                       DECEMBER 30, 1994
                                                       (COMMENCEMENT OF
                                                          OPERATIONS)
                                                      TO OCTOBER 31, 1995
                                                      -------------------
CLASS B                                               SHARES     AMOUNT
----------------------------------------------------  -------  ----------
Shares sold.........................................  246,365  $3,239,565
Shares repurchased..................................  (47,105)   (579,906)
                                                      -------  ----------
Net increase........................................  199,260  $2,659,659
                                                      -------  ----------
                                                      -------  ----------

                                                         JUNE 1, 1995
                                                       (COMMENCEMENT OF
                                                            SALE OF
                                                      SHARES) TO OCTOBER
                                                           31, 1995
                                                      -------------------
ADVISOR CLASS                                         SHARES     AMOUNT
----------------------------------------------------  -------  ----------
Shares sold.........................................   11,525  $  152,299
Shares repurchased..................................     (331)     (4,444)
                                                      -------  ----------
Net increase........................................   11,194  $  147,855
                                                      -------  ----------
                                                      -------  ----------

4. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

                  Statement of Additional Information Page 115

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Consumer Products and Services Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Consumer Products and Services Portfolio, including the portfolio of investments, as of October 31, 1995, the related statement of operations, the statement of changes in net assets and supplementary data for the period from December 30, 1994 (commencement of operations) to October 31, 1995. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Consumer Products and Services Portfolio as of October 31, 1995, the results of its operations, the changes in its net assets and the supplementary data for the period from December 30, 1994 (commencement of operations) to October 31, 1995, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 116

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (36.9%)
  Gucci Group - NY Registered Shares{\/} ....................   ITLY            9,000   $    270,000         4.2
    TEXTILES & APPAREL
  Robert Mondavi Corp. "A"-/- ...............................   US              8,400        237,300         3.7
    BEVERAGES - ALCOHOLIC
  Fila Holding S.p.A. - ADR{\/} .............................   ITLY            5,400        232,875         3.6
    TEXTILES & APPAREL
  Heineken N.V. .............................................   NETH            1,225        217,361         3.3
    BEVERAGES - ALCOHOLIC
  Mattel, Inc. ..............................................   US              7,000        201,250         3.1
    TOYS
  Philip Morris Cos., Inc. ..................................   US              2,225        188,013         2.9
    TOBACCO
  Healthy Planet Products, Inc.-/- ..........................   US             14,000        171,500         2.6
    OTHER CONSUMER GOODS
  Noble China-/- ............................................   CAN            50,400        154,290         2.4
    BEVERAGES - ALCOHOLIC
  St. John Knits, Inc. ......................................   US              3,000        143,625         2.2
    TEXTILES & APPAREL
  Amway Japan Ltd. - ADR{\/} ................................   JPN             7,500        142,500         2.2
    HOUSEHOLD PRODUCTS
  De Rigo S.p.A. - ADR{\/} ..................................   ITLY            5,000        103,125         1.6
    TEXTILES & APPAREL
  Seagram Co., Ltd. .........................................   CAN             2,800        101,919         1.6
    BEVERAGES - ALCOHOLIC
  Gillette Co.  .............................................   US              2,000         96,750         1.5
    PERSONAL CARE/COSMETICS
  Nike, Inc. "B" ............................................   US              1,200         68,100         1.0
    TEXTILES & APPAREL
  Amway Asia Pacific Ltd.{\/} ...............................   HK              1,900         62,225         1.0
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                           2,390,833
                                                                                        ------------
Services (30.7%)
  Safeway, Inc.-/- ..........................................   US              4,600        217,350         3.3
    RETAILERS-FOOD
  Vons Cos., Inc.-/- ........................................   US              8,100        205,538         3.2
    RETAILERS-FOOD
  Hennes & Mauritz AB "B" Free  .............................   SWDN            2,970        194,314         3.0
    RETAILERS-APPAREL
  Wickes PLC ................................................   UK             94,000        184,969         2.8
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ..................................   JPN             3,700        180,638         2.8
    RETAILERS-APPAREL
  Polygram N.V. - ADR{\/} ...................................   NETH            2,900        179,800         2.8
    BROADCASTING & PUBLISHING
  Emmis Broadcasting Corp. "A"-/- ...........................   US              6,400        169,600         2.6
    BROADCASTING & PUBLISHING
  Tandy Corp. ...............................................   US              3,300        162,938         2.5
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 117

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  La Quinta Inns, Inc.  .....................................   US              5,900   $    151,925         2.3
    LODGING
  Fabri-Centers of America: .................................   US                 --             --         2.0
    RETAILERS-APPAREL
    "A"-/- ..................................................   --              4,900         72,888          --
    "B"-/- ..................................................   --              4,900         56,963          --
  Aoyama Trading Co., Ltd.  .................................   JPN             4,400        118,814         1.8
    RETAILERS-APPAREL
  Capital Cities/ABC, Inc. ..................................   US                900        106,763         1.6
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                           2,002,500
                                                                                        ------------
Consumer Durables (12.3%)
  Redman Industries, Inc.-/-  ...............................   US              8,100        210,600         3.2
    HOUSING
  Belmont Homes, Inc. .......................................   US             11,500        201,250         3.1
    HOUSING
  Black & Decker Corp. ......................................   US              5,800        196,475         3.0
    APPLIANCES & HOUSEHOLD
  Nokia AB Preferred - ADR{\/} ..............................   FIN             3,500        195,125         3.0
    CONSUMER ELECTRONICS
                                                                                        ------------
                                                                                             803,450
                                                                                        ------------
Multi Industry/Miscellaneous (3.0%)
  Malbak Ltd. ...............................................   SAFR           29,000        192,856         3.0
                                                                                        ------------
    CONGLOMERATE

Health Care (2.9%)
  COR Therapeutics, Inc.-/- .................................   US             10,000        103,750         1.6
    BIOTECHNOLOGY
  Biovail Corporation International-/- ......................   US              2,200         85,250         1.3
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             189,000
                                                                                        ------------
Technology (0.9%)
  Brooktree Corp.-/- ........................................   US              5,000         60,000         0.9
    COMPUTERS & PERIPHERALS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $5,256,327)  .................                              5,638,639        86.7
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.8%, collateralized by $1,180,000 U.S. Treasury Bill, due
   2/08/96 (market value of collateral is $1,162,595,
   including accrued interest). (cost $1,138,183)  ..........                              1,138,183        17.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $6,394,510) .........................                              6,776,822       104.2
Other Assets and Liabilities ................................                               (274,568)       (4.2)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  6,502,254       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $6,502,254. {\/} U.S. currency denominated.
        -/-  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 118

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

          * For Federal income tax purposes, cost is $6,394,510 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     536,510
                 Unrealized depreciation:              (154,198)
                                                  -------------
                 Net unrealized appreciation:     $     382,312
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country(Country Code/Currency Code)     Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Canada (CAN/CAD) .....................    4.0                   4.0
Finland (FIN/FIM) ....................    3.0                   3.0
Hong Kong (HK/HKD) ...................    1.0                   1.0
Italy (ITLY/ITL) .....................    9.4                   9.4
Japan (JPN/JPY) ......................    6.8                   6.8
Netherlands (NETH/NLG) ...............    6.1                   6.1
South Africa (SAFR/ZAR) ..............    3.0                   3.0
Sweden (SWDN/SEK) ....................    3.0                   3.0
United Kingdom (UK/GBP) ..............    2.8                   2.8
United States (US/USD) ...............   47.6       13.3       60.9
                                        ------       ---      -----
Total  ...............................   86.7       13.3      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $6,502,254.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                Market Value
                                                                                    (U.S.       Contract    Delivery    Unrealized
Contracts to Sell:                                                                Dollars)        Price       Date     Appreciation
                                                                                -------------  -----------  ---------  -------------
Japanese Yen..................................................................       193,549      98.70000   11/24/95    $   6,451
                                                                                -------------                          -------------
    Total Contracts to Sell (Receivable amount $200,000)......................       193,549                                 6,451
                                                                                -------------                          -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 2.98%

    Total Open Forward Foreign Currency Contracts, Net........................                                           $   6,451
                                                                                                                       -------------
                                                                                                                       -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 119

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $5,256,327) (Note 1).............................     $5,638,639
  Repurchase agreement, at value and cost (Note
   1)...............................................      1,138,183
  Receivable for open forward foreign currency
   contracts, net (Note 1)..........................          6,451
  Dividends receivable..............................          4,747
                                                         ----------
    Total assets....................................      6,788,020
                                                         ----------
Liabilities:
  Payable for securities purchased..................        192,170
  Due to custodian..................................         54,178
  Payable for investment management and
   administration fees (Note 2).....................         16,284
  Payable for professional fees.....................          8,405
  Payable for Trustees' fees and expenses (Note
   2)...............................................          6,080
  Payable for printing and postage expenses.........          3,200
  Payable for custodian fees (Note 1)...............          2,409
  Other accrued expenses............................          3,040
                                                         ----------
    Total liabilities...............................        285,766
                                                         ----------
Net assets..........................................     $6,502,254
                                                         ----------
                                                         ----------
Net assets consist of:
  Paid in capital...................................     $5,710,341
  Accumulated net investment income.................          6,706
  Accumulated net realized gain on investments and
   foreign currency transactions....................        395,974
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....          6,921
  Net unrealized appreciation of investments........        382,312
                                                         ----------
Total -- representing net assets applicable to
 shares of beneficial interest outstanding..........     $6,502,254
                                                         ----------
                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 120

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                            STATEMENT OF OPERATIONS

       December 30, 1994 (commencement of operations) to October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.........................................     $ 37,739
  Dividend income (net of foreign withholding tax of
   $525)..................................................       22,144
                                                               --------
    Total investment income...............................       59,883
                                                               --------
Expenses:
  Investment management and administration fees (Note
   2).....................................................       16,284
  Custodian fees (Note 1).................................       15,890
  Legal fees..............................................        6,080
  Trustees' fees and expenses (Note 2)....................        6,080
  Audit fees..............................................        4,280
  Printing and postage expenses...........................        3,200
  Other expenses..........................................        3,040
                                                               --------
    Total expenses before reductions......................       54,854
                                                               --------
      Expense reductions (Notes 1 & 4)....................       (1,677)
                                                               --------
    Total net expenses....................................       53,177
                                                               --------
Net investment income.....................................        6,706
                                                               --------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........     $402,673
  Net realized loss on foreign currency
   transactions..............................       (6,699)
                                                  --------
    Net realized gain during the period...................      395,974
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................        6,921
  Net change in unrealized appreciation of
   investments...............................      382,312
                                                  --------
    Net unrealized appreciation during the period.........      389,233
                                                               --------
Net realized and unrealized gain on investments and
 foreign currencies.......................................      785,207
                                                               --------
Net increase in net assets resulting from operations......     $791,913
                                                               --------
                                                               --------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 121

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                         DECEMBER 30, 1994
                                                         (COMMENCEMENT OF
                                                          OPERATIONS) TO
                                                         OCTOBER 31, 1995
                                                         -----------------
Increase in net assets
Operations:
  Net investment income.............................        $    6,706
  Net realized gain on investments and foreign
   currency transactions............................           395,974
  Net change in unrealized appreciation on
   translation of assets and liabilities in foreign
   currencies.......................................             6,921
  Net change in unrealized appreciation of
   investments......................................           382,312
                                                         -----------------
  Net increase in net assets resulting from
   operations.......................................           791,913
                                                         -----------------
Beneficial interest transactions:
  Contributions.....................................         6,002,349
  Withdrawals.......................................          (392,108)
                                                         -----------------
    Net increase from beneficial interest
     transactions...................................         5,610,241
                                                         -----------------
Total increase in net assets........................         6,402,154
Net assets:
  Beginning of period...............................           100,100
                                                         -----------------
  End of period.....................................        $6,502,254
                                                         -----------------
                                                         -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 122

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                DECEMBER 30, 1994
                                           (COMMENCEMENT OF OPERATIONS)
                                               TO OCTOBER 31, 1995
                                          ------------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....            $   6,502
Ratio of net investment income to
 average net assets:....................                 0.30 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   4)...................................                 2.37 %(a)
  Without expense reductions............                 2.44 %(a)
Portfolio turnover rate.................                  240 %(a)

----------------

(a)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 123

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Consumer Products and Services Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

                  Statement of Additional Information Page 124

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contracts") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities." The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

                  Statement of Additional Information Page 125

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At October 31, 1995, there were no securities on loan to brokers. For the period ended October 31, 1995, the Fund received fees of $107 which were used to reduce the Fund's custodian fees.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Portfolio may focus its investments in certain related consumer products and services industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

(K)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L)  RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT Asset Management is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of LGT Asset Management, GT Global Financial Services, Inc. or GT Global Investor Services Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1995, all of the shares of beneficial interest of the Portfolio were owned either by GT Global Consumer Products and Services Fund or LGT Asset Management.

3. PURCHASES AND SALES OF SECURITIES
For the period ended October 31, 1995, purchases and sales of investment securities by the Portfolio, other than short-term investments, aggregated $8,990,298 and $4,141,883, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended October 31, 1995.

4. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. For the period ended October 31, 1995, the Portfolio's expenses were reduced by $1,570 under these arrangements.

                  Statement of Additional Information Page 126

                           GT GLOBAL HEALTH CARE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of GT Global Health Care Fund and Board of Directors of G.T. Investment
Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Health Care Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Health Care Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 127

                           GT GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Pharmaceuticals (38.8%)
  Eli Lilly & Co. ...........................................   US            200,000   $ 19,325,000         3.9
  Roche Holdings AG Genusscheine ............................   SWTZ            2,500     18,173,407         3.7
  Merck & Co., Inc. .........................................   US            300,000     17,250,000         3.5
  Sandoz AG - Registered ....................................   SWTZ           15,000     12,384,351         2.5
  Bayer AG  .................................................   GER            45,000     11,971,861         2.4
  Pfizer, Inc. ..............................................   US            200,000     11,475,000         2.3
  American Home Products Corp. ..............................   US            100,000      8,862,500         1.8
  Elan Corp., PLC - ADR-/- {\/} .............................   IRE           200,000      8,025,000         1.6
  Sanofi S.A. ...............................................   FR            110,000      7,018,308         1.4
  Warner-Lambert Co. ........................................   US             80,000      6,810,000         1.4
  Ethical Holdings PLC - ADR{::} -/- {\/} ...................   UK            730,000      6,478,750         1.3
  Ares-Serono Group "B" .....................................   SWTZ            9,220      6,052,428         1.2
  Takeda Chemical Industries ................................   JPN           400,000      5,635,456         1.1
  Schering-Plough Corp. .....................................   US            100,000      5,362,500         1.1
  SmithKline Beecham PLC - ADR Units{\/} ....................   UK            100,000      5,187,500         1.0
  Upjohn Co. ................................................   US            100,000      5,075,000         1.0
  Sankyo Co., Ltd. ..........................................   JPN           220,000      4,842,970         1.0
  Allergan, Inc. ............................................   US            160,000      4,700,000         0.9
  R.P. Scherer Corp.-/- .....................................   US            100,000      4,450,000         0.9
  Astra AB "B" Free .........................................   SWDN          120,000      4,341,599         0.9
  Teva Pharmaceutical Industries Ltd. - ADR{\/} .............   ISRL          100,000      3,925,000         0.8
  Roussel-Uclaf .............................................   FR             20,000      3,281,170         0.7
  Santen Pharmaceutical .....................................   JPN           120,000      2,841,209         0.6
  Pharmacia Aktiebolag - ADR{\/} ............................   SWDN           75,000      2,625,000         0.5
  Advanced Therapeutic Systems-/- ...........................   US             77,400      2,138,175         0.4
  Merck KGaA-/- .............................................   GER            50,000      2,089,107         0.4
  Dura Pharmaceuticals, Inc.-/- .............................   US             60,000      1,755,000         0.4
  Therapeutic Discovery Corp. Units-/- ......................   US            100,000        675,000         0.1
                                                                                        ------------
                                                                                         192,751,291
                                                                                        ------------
Health Care Services (24.0%)
  Pacificare Health Systems Inc.: ...........................   US                 --             --         5.4
    "B"-/- ..................................................   --            275,000     20,006,250          --
    "A"-/- ..................................................   --            100,000      7,050,000          --
  United Healthcare Corp. ...................................   US            200,000     10,625,000         2.1
  Health Management Associates, Inc. "A"-/- .................   US            375,000      8,062,500         1.6
  Columbia/HCA Healthcare Corp. .............................   US            150,000      7,368,750         1.5
  Health Systems International, Inc. "A"-/- .................   US            200,000      6,075,000         1.2
  Health Care & Retirement Corp.-/- .........................   US            200,000      5,875,000         1.2
  Vencor, Inc.-/- ...........................................   US            200,000      5,550,000         1.1
  FHP International Corp.-/- ................................   US            200,000      4,850,000         1.0
  HealthCare COMPARE Corp.-/-  ..............................   US            125,000      4,625,000         0.9
  HEALTHSOUTH Corp.-/- ......................................   US            130,000      3,396,250         0.7
  Coventry Corp.-/- .........................................   US            165,000      3,238,125         0.7
  Wellpoint Health Networks, Inc. "A"-/- ....................   US            100,000      3,050,000         0.6
  Physician Reliance Network, Inc.-/- .......................   US             85,000      2,826,250         0.6

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 128

                           GT GLOBAL HEALTH CARE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care Services (Continued)
  Lincare Holdings, Inc.-/- .................................   US             99,000   $  2,462,625         0.5
  Apria Healthcare Group, Inc.-/- ...........................   US            100,000      2,162,500         0.4
  Humana, Inc.-/- ...........................................   US            100,000      2,112,500         0.4
  Total Renal Care Holdings, Inc.-/- ........................   US            100,000      2,037,500         0.4
  Horizon/CMS Healthcare Corp.-/- ...........................   US            100,000      2,025,000         0.4
  Multicare Companies, Inc.-/- ..............................   US            100,000      1,875,000         0.4
  Cerner Corp.-/- ...........................................   US             70,000      1,855,000         0.4
  Owen Healthcare, Inc.  ....................................   US            100,000      1,825,000         0.4
  Inphynet Medical Management, Inc.-/- ......................   US            100,000      1,800,000         0.4
  Physicians Health Services, Inc. "A"-/- ...................   US             50,000      1,662,500         0.3
  Community Health Systems, Inc.-/- .........................   US             50,000      1,587,500         0.3
  GranCare, Inc.-/-  ........................................   US            100,000      1,462,500         0.3
  Genesis Health Ventures, Inc.-/- ..........................   US             44,600      1,287,825         0.3
  Bergen Brunswig Corp. "A" .................................   US             50,000      1,037,500         0.2
  Coastal Physician Group, Inc.-/- ..........................   US             62,300        817,688         0.2
  Physician Corporation of America-/- .......................   US             20,000        307,500         0.1
                                                                                        ------------
                                                                                         118,916,263
                                                                                        ------------
Medical Technology & Supplies (23.6%)
  Medtronic, Inc. ...........................................   US            425,000     24,543,750         4.9
  Cordis Corp.-/- ...........................................   US            200,000     22,100,000         4.4
  Johnson & Johnson .........................................   US            225,000     18,337,500         3.7
  Boston Scientific Corp.-/- ................................   US            200,000      8,425,000         1.7
  Nellcor, Inc.-/- ..........................................   US            128,000      7,360,000         1.5
  Becton, Dickinson & Co. ...................................   US            100,000      6,500,000         1.3
  Target Therapeutics, Inc.-/- ..............................   US             80,000      6,200,000         1.3
  Fresenius AG Preferred ....................................   GER             6,975      5,575,837         1.1
  Amersham International PLC ................................   UK            300,000      4,556,662         0.9
  MediSense, Inc.-/- ........................................   US            100,000      2,137,500         0.4
  Orthologic Corp.-/- .......................................   US            200,000      1,925,000         0.4
  St. Jude Medical, Inc.-/- .................................   US             30,000      1,597,500         0.3
  TECNOL Medical Products, Inc.-/- ..........................   US             75,000      1,425,000         0.3
  Mentor Corp. ..............................................   US             60,000      1,320,000         0.3
  Sonus Pharmaceuticals, Inc.-/-  ...........................   US            150,000      1,200,000         0.2
  Angeion Corp.-/- ..........................................   US            150,000      1,143,750         0.2
  Anesta Corp.-/-  ..........................................   US            100,000      1,062,500         0.2
  ATS Medical, Inc.-/- ......................................   US            125,000        984,375         0.2
  Maxxim Medical, Inc.-/- ...................................   US             45,000        624,375         0.1
  KeraVision, Inc.-/- .......................................   US             40,000        495,000         0.1
  Molecular Dynamics, Inc.-/- ...............................   US             80,000        480,000         0.1
                                                                                        ------------
                                                                                         117,993,749
                                                                                        ------------
Biotechnology (8.0%)
  Amgen, Inc.-/- ............................................   US            300,000     14,400,000         2.9
  Genzyme Corp.: ............................................   US                 --             --         1.3
    General Division-/- .....................................   --            100,000      5,825,000          --
    Tissue Repair Division-/- ...............................   --             13,499        241,295          --
  Metra Biosystems, Inc.-/- .................................   US            200,000      3,700,000         0.7
  Protein Design Labs, Inc.-/- ..............................   US            200,000      3,350,000         0.7
  COR Therapeutics, Inc.-/- .................................   US            300,000      3,112,500         0.6
  Biochem Pharma, Inc.-/-  ..................................   CAN            70,000      2,677,500         0.5
  Matrix Pharmaceutical, Inc.-/-  ...........................   US            100,000      1,450,000         0.3
  Somatix Therapy Corp.-/- ..................................   US            250,000      1,218,750         0.2

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 129

                           GT GLOBAL HEALTH CARE FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Biotechnology (Continued)
  Gilead Sciences, Inc.-/- ..................................   US             50,000   $    975,000         0.2
  Neurex Corp.-/- ...........................................   US            200,000        950,000         0.2
  Univax Biologics, Inc.-/- .................................   US            100,000        631,250         0.1
  Alpha-Beta Technology, Inc.-/- ............................   US             80,000        610,000         0.1
  Ribi ImmunoChem Research, Inc.-/- .........................   US            100,000        450,000         0.1
  Liposome Co., Inc. Convertible Preferred "A"-/- ...........   US             10,000        310,000         0.1
  Enzon, Inc. Preferred .....................................   US             16,000        105,000          --
                                                                                        ------------
                                                                                          40,006,295
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $354,468,534) ................                            469,667,598        94.4
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Warrants                                                       Country     Warrants        Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Elan Corp. - ADR Warrants, expire 8/12/98-/- ..............   US             77,400      1,122,300         0.2
    PHARMACEUTICALS
  ATS Medical Inc. Warrants, expire 3/2/97-/- ...............   US            125,000         78,125          --
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------       -----

TOTAL WARRANTS (cost $864,953) ..............................                              1,200,425         0.2
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995 for an effective yield of
   5.80% collateralized by $52,180,000 U.S. Treasury Strips
   due 2/15/02 (market value of collateral is $36,112,125,
   including accrued interest). (cost $34,975,634)  .........                             34,975,634         7.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $390,309,121)  ......................                            505,843,657       101.6
Other Assets and Liabilities ................................                             (8,184,630)       (1.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $497,659,027       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $497,659,027. -/- Non-income producing security.
       {\/}  U.S. currency denominated.
       {::}  See Note 5 of Notes to Financial Statements.
        {F}  The principal amount should be read as units.
          * For Federal income tax purposes, cost is $390,841,738 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 122,972,190
                 Unrealized depreciation:            (7,970,271)
                                                  -------------
                 Net unrealized appreciation:     $ 115,001,919
                                                  -------------
                                                  -------------

     Abbreviation:
     ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 130

                           GT GLOBAL HEALTH CARE FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Canada (CAN/CAD) .....................    0.5                                   0.5
France (FR/FRF) ......................    2.1                                   2.1
Germany (GER/DEM) ....................    3.9                                   3.9
Ireland (IRE/IEP) ....................    1.6                                   1.6
Israel (ISRL/ILS) ....................    0.8                                   0.8
Japan (JPN/JPY) ......................    2.7                                   2.7
Sweden (SWDN/SEK) ....................    1.4                                   1.4
Switzerland (SWTZ/CHF) ...............    7.4                                   7.4
United Kingdom (UK/GBP) ..............    3.2                                   3.2
United States (US/USD) ...............   70.8         0.2            5.4       76.4
                                        ------        ---            ---      -----
Total  ...............................   94.4         0.2            5.4      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $497,659,027.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                              Market Value                            Unrealized
                                                                                  (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                               Dollars)        Price       Date     (Depreciation)
----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Deutsche Marks..............................................................     1,778,980       1.42407   11/30/95        23,448
Japanese Yen................................................................     1,237,648      97.97200   11/14/95   $   (53,537)
Japanese Yen................................................................       753,351     100.01800   11/14/95       (16,512)
Japanese Yen................................................................     1,029,516      99.87500   11/24/95       (21,798)
                                                                              -------------                          -------------
  Total Contracts to Buy (Payable amount $4,867,894)........................     4,799,495                                (68,399)
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS .96%

Contracts to Sell:
Deutsche Marks..............................................................     1,279,045       1.37700   11/03/95        28,145
Deutsche Marks..............................................................     2,561,731       1.45648   11/30/95       (90,009)
French Francs...............................................................     1,935,154       4.81600   11/06/95        29,132
Japanese Yen................................................................     2,152,431      91.70000   11/14/95       246,696
Japanese Yen................................................................     3,815,674      92.70000   11/14/95       391,446
Japanese Yen................................................................     1,907,837      96.50400   11/14/95       112,805
Japanese Yen................................................................     1,029,516      95.10240   11/24/95        74,557
Japanese Yen................................................................     2,456,978      96.52300   11/30/95       133,078
                                                                              -------------                          -------------
  Total Contracts to Sell (Receivable amount $18,064,216)...................    17,138,366                                925,850
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 3.44%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $   857,451
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 131

                           GT GLOBAL HEALTH CARE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $390,309,121) (Note 1)...........................     $505,843,657
  Foreign currencies (cost $5,466,965)..............        5,461,800
  Receivable for securities sold....................       13,966,323
  Receivable for Fund shares sold...................        3,110,272
  Receivable for open forward foreign currency
   contracts, net (Note 1)..........................          857,451
  Dividends and dividend withholding tax reclaims
   receivable.......................................          232,677
  Cash held as collateral for securities loaned
   (Note 1).........................................       24,944,125
                                                         ------------
    Total assets....................................      554,416,305
                                                         ------------
Liabilities:
  Payable for Fund shares repurchased (Note 2)......       25,896,723
  Payable for securities purchased..................        3,974,762
  Payable for forward foreign currency contracts --
   closed (Note 1)..................................          968,248
  Payable for investment management and
   administration fees (Note 2).....................          416,830
  Payable for service and distribution expenses
   (Note 2).........................................          242,109
  Payable for transfer agent fees (Note 2)..........          124,655
  Payable for printing and postage expenses.........           64,476
  Payable for professional fees.....................           34,148
  Payable for registration and filing fees..........           25,618
  Payable for custodian fees (Note 1)...............           14,291
  Payable for fund accounting fees (Note 2).........           10,782
  Payable for Directors' fees and expenses (Note
   2)...............................................            1,229
  Other accrued expenses............................           39,282
  Collateral for securities loaned (Note 1).........       24,944,125
                                                         ------------
    Total liabilities...............................       56,757,278
                                                         ------------
Net assets..........................................     $497,659,027
                                                         ------------
                                                         ------------
Class A:
Net asset value and redemption price per share
 ($426,380,030 DIVIDED BY 19,527,021 shares
 outstanding).......................................     $      21.84
                                                         ------------
                                                         ------------
Maximum offering price per share (100/95.25 of
 $21.84) *..........................................     $      22.93
                                                         ------------
                                                         ------------
Class B:+
Net asset value and offering price per share
 ($70,739,602 DIVIDED BY 3,280,666 shares
 outstanding).......................................     $      21.56
                                                         ------------
                                                         ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and
 redemption price per share ($539,395 DIVIDED BY
 24,658 shares outstanding).........................     $      21.88
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital...................................     $317,402,692
  Accumulated net realized gain on investments and
   foreign currency transactions....................       63,862,315
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....          859,484
  Net unrealized appreciation of investments........      115,534,536
                                                         ------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $497,659,027
                                                         ------------
                                                         ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 132

                           GT GLOBAL HEALTH CARE FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $137,619).................................................     $ 3,781,268
  Interest income............................................       1,320,732
  Other income...............................................          99,687
                                                                  -----------
    Total investment income..................................       5,201,687
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       4,453,857
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 2,021,331
    Class B..................................         523,545       2,544,876
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,365,000
  Printing and postage expenses..............................         185,925
  Custodian fees (Note 1)....................................         128,144
  Fund accounting fees (Note 2)..............................         116,877
  Registration and filing fees...............................          71,223
  Audit fees.................................................          51,100
  Legal fees.................................................          38,150
  Directors' fees and expenses (Note 2)......................          10,950
  Insurance expenses.........................................           5,377
  Other expenses.............................................          20,000
                                                                  -----------
    Total expenses before reductions.........................       8,991,479
                                                                  -----------
      Expense reductions (Notes 1 & 6).......................        (259,926)
                                                                  -----------
    Total net expenses.......................................       8,731,553
                                                                  -----------
Net investment loss..........................................      (3,529,866)
                                                                  -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      71,316,381
  Net realized loss on foreign currency
   transactions..............................      (4,272,875)
                                                  -----------
    Net realized gain during the year........................      67,043,506
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................         961,568
  Net change in unrealized appreciation of
   investments...............................      19,234,934
                                                  -----------
    Net unrealized appreciation during the year..............      20,196,502
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      87,240,008
                                                                  -----------
Net increase in net assets resulting from operations.........     $83,710,142
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 133

                           GT GLOBAL HEALTH CARE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment loss........................      $   (3,529,866)         $  (5,648,191)
  Net realized gain on investments and
   foreign currency transactions.............          67,043,506             57,958,127
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             961,568             (2,695,118)
  Net change in unrealized appreciation
   (depreciation) of investments.............          19,234,934             (4,582,027)
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................          83,710,142             45,032,791
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (27,521,553)                    --
  In excess of net realized gain on
   investments...............................                  --             (1,492,549)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (2,846,079)                    --
  In excess of net realized gain on
   investments...............................                  --                (28,033)
                                                  -----------------      -----------------
    Total distributions......................         (30,367,632)            (1,520,582)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,635,173,338            785,204,559
  Decrease from capital shares repurchased...      (1,668,897,114)          (820,493,437)
                                                  -----------------      -----------------
    Net decrease from capital share
     transactions............................         (33,723,776)           (35,288,878)
                                                  -----------------      -----------------
Total increase in net assets.................          19,618,734              8,223,331
Net assets:
  Beginning of year..........................         478,040,293            469,816,962
                                                  -----------------      -----------------
  End of year................................      $  497,659,027          $ 478,040,293
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 134

                           GT GLOBAL HEALTH CARE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                             1995        1994(D)      1993(D)       1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    19.60   $    17.86   $    17.44   $    19.29   $    12.83
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........       (0.15)       (0.22)       (0.15)       (0.18)        0.03
  Net realized and unrealized gain on
   investments..........................        3.73         2.02         0.57        (1.53)        6.78
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        3.58         1.80         0.42        (1.71)        6.81
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............        0.00         0.00         0.00         0.00        (0.07)
  From net realized gain on
   investments..........................       (1.34)        0.00         0.00        (0.14)       (0.28)
  In excess of net realized gain on
   investments..........................        0.00        (0.06)        0.00         0.00         0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (1.34)       (0.06)        0.00        (0.14)       (0.35)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    21.84   $    19.60   $    17.86   $    17.44   $    19.29
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............       19.79%       10.11%         2.4%        (8.9)%       54.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  426,380   $  438,940   $  461,113   $  655,867   $  552,897
Ratio of net investment income (loss) to
 average net assets.....................       (0.72)%      (1.23)%      (0.90)%      (0.97)%       0.19%
Ratio of expenses to average net assets:
  With expense reduction................        1.85%        1.98%        2.00%        2.05%        2.01%
  Without expense reduction.............        1.91%          --%*         --%*         --%*         --%*
Portfolio turnover rate++++.............          99%          64%          61%          30%          23%

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 135

                           GT GLOBAL HEALTH CARE FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                      ADVISOR
                                          ----------------------------------------     CLASS+++
                                                                                     -------------
                                          YEAR ENDED OCTOBER 31,    APRIL 1, 1993    JUNE 1, 1995
                                                                          TO              TO
                                          -----------------------    OCTOBER 31,      OCTOBER 31,
                                           1995(D)      1994(D)        1993(D)           1995
                                          ---------   -----------   --------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 19.46      $ 17.80         $15.59          $18.66
                                          ---------   -----------     -------        -------------
Income from investment operations:
  Net investment income (loss)..........    (0.25)       (0.32)         (0.14)          (0.02)
  Net realized and unrealized gain on
   investments..........................     3.69         2.02           2.35            3.24
                                          ---------   -----------     -------        -------------
    Net increase (decrease) from
     investment operations..............     3.44         1.70           2.21            3.22
                                          ---------   -----------     -------        -------------
Distributions to shareholders:
  From net investment income............     0.00         0.00           0.00            0.00
  From net realized gain on
   investments..........................    (1.34)        0.00           0.00            0.00
  In excess of net realized gain on
   investments..........................     0.00        (0.04)          0.00            0.00
                                          ---------   -----------     -------        -------------
    Total distributions.................    (1.34)       (0.04)          0.00            0.00
                                          ---------   -----------     -------        -------------
Net asset value, end of period..........  $ 21.56      $ 19.46         $17.80          $21.88
                                          ---------   -----------     -------        -------------
                                          ---------   -----------     -------        -------------
Total investment return (c).............    19.17%        9.55%          14.2%(a)       17.10%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $70,740      $39,100         $8,604          $  539
Ratio of net investment income (loss) to
 average net assets.....................    (1.22)%      (1.73)%        (1.40)%(b)      (0.22)%(b)
Ratio of expenses to average net assets:
  With expense reduction................     2.35%        2.48%          2.54%(b)        1.35%(b)
  Without expense reduction.............     2.41%          --%*           --%*          1.41%(b)
Portfolio turnover rate++++.............       99%          64%            61%             99%

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 136

                           GT GLOBAL HEALTH CARE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Health Care Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                  Statement of Additional Information Page 137

                           GT GLOBAL HEALTH CARE FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuation in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                  Statement of Additional Information Page 138

                           GT GLOBAL HEALTH CARE FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $24,415,520 were on loan to brokers. The loans were secured by cash collateral of $24,944,125. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Fund received $188,401 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund may focus its investments in certain related health care industries, subjecting the Fund to greater risk than a fund that is more diversified.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securites are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT Asset Management is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.975% on the first $500 million of average daily net

                  Statement of Additional Information Page 139

                           GT GLOBAL HEALTH CARE FUND
assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, GT Global retained $67,325 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $3,342 for the year ended October 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, GT Global collected CDSCs in the amount of $178,859. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $30,660 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset

                  Statement of Additional Information Page 140

                           GT GLOBAL HEALTH CARE FUND
Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $432,262,470 and $488,668,484, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classifed as GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund, and 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                         YEAR ENDED                     YEAR ENDED
                                      OCTOBER 31, 1995               OCTOBER 31, 1994
                                -----------------------------   ---------------------------
                                  SHARES          AMOUNT          SHARES         AMOUNT
                                -----------   ---------------   -----------   -------------
CLASS A:
Shares sold...................   78,194,828   $ 1,518,869,435    34,050,013   $ 640,715,739
Shares issued in connection
  with reinvestment of
  distributions...............    1,197,686        21,103,166        59,903       1,108,216
                                -----------   ---------------   -----------   -------------
                                 79,392,514     1,539,972,601    34,109,916     641,823,955
Shares repurchased............  (82,265,383)   (1,598,688,749)  (37,533,619)   (705,605,096)
                                -----------   ---------------   -----------   -------------
Net decrease..................   (2,872,869)  $   (58,716,148)   (3,423,703)  $ (63,781,141)
                                -----------   ---------------   -----------   -------------
                                -----------   ---------------   -----------   -------------


                                         YEAR ENDED                     YEAR ENDED
                                      OCTOBER 31, 1995               OCTOBER 31, 1994
                                -----------------------------   ---------------------------
                                  SHARES          AMOUNT          SHARES         AMOUNT
                                -----------   ---------------   -----------   -------------
CLASS B:
Shares sold...................    4,710,190   $    92,123,273     7,582,598   $ 143,354,981
Shares issued in connection
  with reinvestment of
  distributions...............      140,259         2,451,761         1,390          25,623
                                -----------   ---------------   -----------   -------------
                                  4,850,449        94,575,034     7,583,988     143,380,604
Shares repurchased............   (3,578,957)  $   (70,045,915)   (6,058,397)   (114,888,341)
                                -----------   ---------------   -----------   -------------
Net increase..................    1,271,492   $    24,529,119     1,525,591   $  28,492,263
                                -----------   ---------------   -----------   -------------
                                -----------   ---------------   -----------   -------------

                                        JUNE 1, 1995
                                  (COMMENCEMENT OF SALE OF
                                 SHARES) TO OCTOBER 31, 1995
                                -----------------------------
ADVISOR CLASS:                    SHARES          AMOUNT
                                -----------   ---------------
Shares sold...................       32,235   $       625,703
Shares repurchased............       (7,577)         (162,450)
                                -----------   ---------------
Net increase..................       24,658   $       463,253
                                -----------   ---------------
                                -----------   ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $6,478,750, at value.

                  Statement of Additional Information Page 141

                           GT GLOBAL HEALTH CARE FUND

6. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $71,525 under these arrangements.

7. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $30,367,632 as capital gain dividends for the fiscal year ended October 31, 1995.

                  Statement of Additional Information Page 142

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of GT Global Telecommunications Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Telecommunications Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Telecommunications Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                  Statement of Additional Information Page 143

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telecom Equipment (18.8%)
  Nokia AB "A" ............................................   FIN         2,452,160   $  140,430,534         5.7
  L.M. Ericsson Telephone Co.:  ...........................   SWDN               --               --         3.8
    ADR{\/} ...............................................   --          3,509,300       74,956,437          --
    "B" Free ..............................................   --            871,200       18,518,007          --
  ECI Telecommunications Ltd.{\/} .........................   ISRL        3,003,500       57,066,500         2.3
  DSC Communications Corp.-/- .............................   US          1,500,000       55,500,000         2.3
  ANTEC Corp.{::} -/- .....................................   US          2,068,800       25,601,400         1.0
  Mitel Corp.-/- {\/} .....................................   CAN         3,776,000       20,768,000         0.8
  Andrew Corp.-/- .........................................   US            465,200       19,654,700         0.8
  Spectrian Corp.{::} -/- .................................   US            750,000       16,312,500         0.7
  Scientific-Atlanta, Inc. ................................   US            925,000       11,446,875         0.5
  Champion Technology Holdings ............................   HK         73,439,163        9,404,073         0.4
  BroadBand Technologies, Inc.-/- .........................   US            487,300        8,527,750         0.3
  Netas Telekomunik-/- ....................................   TRKY       17,820,000        6,166,992         0.2
                                                                                      --------------
                                                                                         464,353,768
                                                                                      --------------
Wireless Communications (16.5%)
  DDI Corp. ...............................................   JPN            15,049      122,058,712         4.9
  Advanced Info. Service - Foreign ........................   THAI        2,386,050       37,934,022         1.5
  Shinawatra Computer Company, Ltd.: ......................   THAI               --               --         1.4
    Foreign ...............................................   --          1,399,100       34,254,595          --
    Local  ................................................   --             31,100          761,431          --
  Millicom International Cellular S.A.{::} -/- {\/} .......   LUX         1,057,000       34,881,000         1.4
  AirTouch Communications, Inc.-/- ........................   US          1,000,000       28,500,000         1.2
  United Communication Industry - Foreign .................   THAI        1,967,800       24,871,240         1.0
  Vodafone Group PLC ......................................   UK          5,795,000       23,951,201         1.0
  Grupo Iusacell, S.A. de C.V. "L" - ADR-/- {\/} ..........   MEX         1,601,900       19,022,563         0.8
  Telecom Italia Mobile Di Risp S.p.A.-/- .................   ITLY       16,230,000       17,892,943         0.7
  Korea Mobile Telecom-/- .................................   KOR            16,500       15,947,915         0.6
  Telecom Italia Mobile S.p.A. ............................   ITLY        8,365,001       14,079,965         0.6
  Telephone and Data Systems, Inc. ........................   US            258,500       10,340,000         0.4
  Total Access Communication Public Co., Ltd. .............   THAI               --               --         0.4
    Common-/- {\/} ........................................   --          1,125,000        6,806,250          --
    144A{.} -/- {\/} ......................................   --            286,400        1,732,720          --
  Rogers Cantel Mobile Communications "B"-/- ..............   CAN           382,000        7,950,609         0.3
  Tele 2000 S.A.{::} -/- ..................................   PERU        6,386,222        6,287,539         0.3
  American Satellite Network ..............................   US             65,825               --          --
                                                                                      --------------
                                                                                         407,272,705
                                                                                      --------------
Telephone Networks (14.2%)
  Nippon Telegraph & Telephone Corp. ......................   JPN             6,120       50,236,572         2.0
  Stet Di Risp ............................................   ITLY       16,820,000       36,717,190         1.5
  SPT Telecom-/-  .........................................   CZCH          368,000       36,244,024         1.5
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} .........   MEX         1,246,750       34,285,625         1.4
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ................................................   BRZL          677,800       27,027,275         1.1
  Frontier Corp. ..........................................   US          1,000,000       27,000,000         1.1

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 144

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Telephone Networks (Continued)
  Pakistan Telecommunications Co., Ltd. - 144A GDR{.} -/-
   {\/ }  .................................................   PAK           225,437   $   21,078,360         0.9
  Telefonica de Argentina S.A. - ADR{\/} ..................   ARG           993,000       20,604,750         0.8
  Stet Societa' Finanziaria Telefonica S.p.A. .............   ITLY        6,750,000       19,099,856         0.8
  Telecom Italia - Di Risp ................................   ITLY       16,230,000       19,064,748         0.8
  Telecom Argentina S.A. - ADR{\/} ........................   ARG           387,100       14,854,963         0.6
  Telecom Italia S.p.A. ...................................   ITLY        8,365,001       12,824,794         0.5
  Russian Telecommunications Development Corp.: ...........   US                 --               --         0.3
    Non-Voting(.) -/- .....................................   --            453,000        4,530,000          --
    Voting(.) -/-  ........................................   --            331,000        3,310,000          --
  Orient Telecom & Technology Holdings Ltd.-/- ............   HK         24,682,000        7,582,232         0.3
  Atlantic Tele-Network, Inc.{::} -/- .....................   US            660,100        7,261,100         0.3
  TelecomAsia Corp. - Foreign-/- ..........................   THAI        1,257,000        3,846,940         0.2
  Jasmine International Public Co., Ltd. - Foreign ........   THAI          560,400        3,207,377         0.1
                                                                                      --------------
                                                                                         348,775,806
                                                                                      --------------
Broadcasting & Publishing (7.8%)
  Time Warner, Inc. .......................................   US          1,150,400       41,989,600         1.7
  News Corp., Ltd.: .......................................   AUSL               --               --         1.2
    Common  ...............................................   --          3,824,342       19,278,970          --
    Preferred  ............................................   --          1,920,750        8,775,891          --
  Pearson PLC .............................................   UK          1,800,000       17,923,186         0.7
  Granada Group PLC .......................................   UK          1,500,000       16,050,261         0.7
  Evergreen Media Corp. "A"-/- ............................   US            571,100       15,562,475         0.6
  Canal Plus ..............................................   FR             84,390       14,587,205         0.6
  Grupo Televisa, S.A. de C.V. - GDR{\/} ..................   MEX           800,000       13,700,000         0.6
  Tele-Communications Liberty Media Group, Inc. "A"-/- ....   US            531,800       13,095,575         0.5
  Sistem Televisyen Malaysia Bhd. .........................   MAL         3,718,000       11,707,932         0.5
  EchoStar Communications Corp. "A" .......................   US            605,700        8,782,650         0.4
  Home Shopping Network, Inc.-/- ..........................   US            568,200        4,616,625         0.2
  International Broadcasting Corp., Ltd. - Foreign-/- .....   THAI        1,741,900        3,669,344         0.1
  Medya Holding AS ........................................   TRKY       37,932,160        1,220,278          --
                                                                                      --------------
                                                                                         190,959,992
                                                                                      --------------
Cable Television (7.1%)
  Comcast Corp. "A" .......................................   US          3,404,300       60,851,863         2.5
  Nynex CableComms Group: .................................   UK                 --               --         1.5
    Units-/-  .............................................   --         15,134,000       30,617,228          --
    ADR-/- {\/} ...........................................   --            306,900        6,214,725          --
  TCI Group "A"-/- ........................................   US          2,127,200       36,162,400         1.5
  Rogers Communications, Inc. "B"-/- ......................   CAN         2,376,400       23,288,472         0.9
  Bell Cablemedia PLC - ADR{::} -/- {\/} ..................   UK            738,300       10,982,213         0.4
  International CableTel, Inc.-/- .........................   US            307,333        8,144,325         0.3
                                                                                      --------------
                                                                                         176,261,226
                                                                                      --------------
Telephone - Regional/Local (3.9%)
  MFS Communications Co., Inc.-/-  ........................   US          1,924,000       77,681,500         3.1
  Intermedia Communications of Florida, Inc.{::} -/- ......   US            873,900       11,032,988         0.4
  IntelCom Group, Inc.-/- .................................   US            974,300       10,595,513         0.4
                                                                                      --------------
                                                                                          99,310,001
                                                                                      --------------
Semiconductors (3.8%)
  Kyocera Corp. ...........................................   JPN         1,151,000       94,368,261         3.8
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 145

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Conglomerates (3.4%)
  Grupo Carso, S.A. de C.V. "A1"-/-  ......................   MEX         9,745,000   $   51,051,756         2.1
  Hutchison Whampoa .......................................   HK          4,800,000       26,448,675         1.1
  Alfa, S.A. de C.V. ......................................   MEX           524,000        5,961,236         0.2
                                                                                      --------------
                                                                                          83,461,667
                                                                                      --------------
Telephone - Long Distance (3.3%)
  WorldCom, Inc.-/- .......................................   US          1,107,259       36,124,325         1.5
  Call-Net Enterprises, Inc.:  ............................   CAN                --               --         0.6
    "B"-/- ................................................   --          1,036,700        8,514,672          --
    "A"-/- ................................................   --            519,400        4,362,913          --
    144A{.} -/- ...........................................   --            379,400        3,116,105          --
  LCI International, Inc.-/- ..............................   US            670,000       12,060,000         0.5
  GN Store Nord AS  .......................................   DEN           134,166        9,946,773         0.4
  Philippine Long Distance Telephone Co.  .................   PHIL           86,404        4,822,394         0.2
  Petersburg Long Distance, Inc.-/- {\/}  .................   RUS           510,000        3,187,500         0.1
                                                                                      --------------
                                                                                          82,134,682
                                                                                      --------------
Telecom Technology (3.2%)
  Kyushu-Matsushita Electric Co., Ltd. ....................   JPN         2,557,000       40,777,908         1.7
  Murata Manufacturing Co., Ltd. ..........................   JPN           542,000       19,037,081         0.8
  DSP Communications, Inc. ................................   US            361,800       13,115,250         0.5
  Dialogic Corp.-/- .......................................   US            200,000        5,800,000         0.2
                                                                                      --------------
                                                                                          78,730,239
                                                                                      --------------
Machinery & Engineering (2.1%)
  Mannesmann AG ...........................................   GER           160,900       52,970,205         2.1
                                                                                      --------------
Consumer Electronics (2.0%)
  Amcol Holdings Ltd. .....................................   SING       10,644,000       23,510,995         1.0
  Three-Five Systems, Inc.{::} -/- ........................   US            749,000       13,575,625         0.6
  Himachal Futuristic Communications Ltd. - 144A GDR{.} -/-
   {\/} ...................................................   IND         1,613,000        8,871,500         0.4
                                                                                      --------------
                                                                                          45,958,120
                                                                                      --------------
Office Equipment (1.6%)
  Canon Inc. ..............................................   JPN         1,600,000       27,394,580         1.1
  Olivetti Group-/- .......................................   ITLY       16,413,000       12,324,176         0.5
                                                                                      --------------
                                                                                          39,718,756
                                                                                      --------------
Industrial Components (1.4%)
  Oak Industries, Inc.-/- .................................   US            597,800       12,479,075         0.5
  Alcatel Cable ...........................................   FR            133,813        7,801,310         0.3
  BICC PLC ................................................   UK          1,500,000        6,211,475         0.3
  PT Kabelmetal Indonesia - Local-/- ......................   INDO        5,100,000        4,718,062         0.2
  PT Kabelindo Murni - Local{::} ..........................   INDO        4,316,000        1,901,322         0.1
  PT Voksel Electronics - Foreign .........................   INDO        1,106,700        1,218,833          --
                                                                                      --------------
                                                                                          34,330,077
                                                                                      --------------
Aerospace/Defense (1.2%)
  Orbital Sciences Corp.{::} -/- ..........................   US          2,095,500       29,860,875         1.2
                                                                                      --------------
Real Estate (1.0%)
  Wharf (Holdings) Ltd. ...................................   HK          7,298,000       24,637,547         1.0
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 146

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Equity Investments                                           Country      Shares          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Multi-Industry (0.9%)
  Compagnie Generale des Eaux .............................   FR            142,874   $   13,283,468         0.5
  Tadiran Ltd.{\/} ........................................   ISRL          455,600        9,966,250         0.4
                                                                                      --------------
                                                                                          23,249,718
                                                                                      --------------
Automobiles (0.9%)
  Edaran Otomobil Nasional Bhd. ...........................   MAL         2,926,000       23,034,836         0.9
                                                                                      --------------
Software (0.9%)
  Quarterdeck Corp.-/- ....................................   US          1,000,000       21,375,000         0.9
                                                                                      --------------
Value Added Telephone Service (0.8%)
  International Engineering PLC - Foreign{::} .............   THAI        3,057,700       14,583,625         0.6
  Sapura Telecommunications Bhd.  .........................   MAL         4,730,000        5,417,949         0.2
                                                                                      --------------
                                                                                          20,001,574
                                                                                      --------------
Networking (0.3%)
  Cisco Systems, Inc.-/- ..................................   US             85,000        6,587,500         0.3
                                                                                      --------------
Other Financial (0.2%)
  Phatra Thanakit Co., Ltd. - Foreign .....................   THAI          619,500        4,850,616         0.2
                                                                                      --------------
Banks-Regional (0.2%)
  Grupo Financiero Banamex Accival, S.A. de C.V. "B" ......   MEX         2,576,000        4,413,933         0.2
                                                                                      --------------
Computers & Peripherals (0.2%)
  NEC Corp. ...............................................   JPN           300,000        3,962,430         0.2
                                                                                      --------------
Telecom - Other (0.1%)
  Radiotronica S.A.{::} -/-  ..............................   SPN           185,454        1,475,600         0.1
                                                                                      --------------
Retailers-Other (0.0%)
  Gran Cadena de Almacenes Colombianos S.A. ...............   COL            64,000           71,885          --
  Grupo Mexicano de Video - 144A ADR{::} {.} {\/} .........   MEX           122,000           61,000          --
                                                                                      --------------
                                                                                             132,885
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $2,249,438,890) ............                            2,362,188,019        95.8
                                                                                      --------------       -----

                                                                         Principal        Market         % of Net
Fixed Income Investments                                     Currency     Amount          Value         Assets {d}
-----------------------------------------------------------  --------   -----------   --------------   -------------
Structured Notes (0.4%)
  Russia (0.4%)
    Credit Suisse Synthetic Equity Medium Term Note, 3.25%
     due 4/29/97 (This is an equity linked note. The value
     of this note is linked to the underlying value of
     Rostelecom.) .........................................   USD         7,000,000        8,530,200         0.4
                                                                                      --------------
Corporate Bonds (0.0%)
  Malaysia (0.0%)
    Sapura Telecommunications Bhd., Convertible Bond, 2%
     due 9/14/00  .........................................   MYR         3,547,500        1,064,739          --
                                                                                      --------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,399,408) ..........                                9,594,939         0.4
                                                                                      --------------       -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 147

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                                                          Market         % of Net
Repurchase Agreement (4.0%)                                                               Value         Assets {d}
-----------------------------------------------------------                           --------------   -------------
  Dated October 31, 1995, with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield of
   5.80% collateralized by:
    $99,070,000 U.S. Treasury Bill, due 3/28/96 (market
     value of collateral is $96,900,890, including accrued
     interest). ...........................................                           $   95,015,305         3.8
    $4,770,000 U.S. Treasury Bill, due 2/8/96 (market value
     of collateral is $4,699,643, including accrued
     interest). ...........................................                                4,598,741         0.2
                                                                                      --------------       -----

TOTAL REPURCHASE AGREEMENT (cost $99,614,046)  ............                               99,614,046         4.0
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $2,357,452,344)  ..................                            2,471,397,004       100.2
Other Assets and Liabilities ..............................                               (5,473,913)       (0.2)
                                                                                      --------------       -----

NET ASSETS  ...............................................                           $2,465,923,091       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $2,465,923,091.
        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
        {.}  Security exempt from registration under Rule 144A of the Securities
             Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (.)  Restricted securities -- At October 31, 1995, the Fund  owned the following restricted securities constituting 0.3% of net assets which may not be publicly sold without registration under the
             Securities Act of 1933 (Note 1).
             Additional information on restricted securities is as follows:
                                                                             Acquisition           Acquisition   Market Value
Description                                                                     Dates     Shares      Cost        Per Share
---------------------------------------------------------------------------  -----------  -------  -----------   ------------
Russian Telecommunications Development Corporation:
  Non-voting...............................................................   12/22/93    453,000  $ 4,530,000      $10.00
  Voting...................................................................   12/22/93    331,000    3,310,000       10.00
          *  For Federal income tax purposes, cost is $2,362,871,101 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 402,432,461
                 Unrealized depreciation:          (293,906,558)
                                                  -------------
                 Net unrealized appreciation:     $ 108,525,903
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 148

                       GT GLOBAL TELECOMMUNICATIONS FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS)  .................    1.4                                   1.4
Australia (AUSL/AUD) .................    1.2                                   1.2
Brazil (BRZL/BRL) ....................    1.1                                   1.1
Canada (CAN/CAD) .....................    2.6                                   2.6
Czech Republic (CZCH/CSK)  ...........    1.5                                   1.5
Denmark (DEN/DKK) ....................    0.4                                   0.4
Finland (FIN/FIM) ....................    5.7                                   5.7
France (FR/FRF) ......................    1.4                                   1.4
Germany (GER/DEM) ....................    2.1                                   2.1
Hong Kong (HK/HKD) ...................    2.8                                   2.8
India (IND/INR) ......................    0.4                                   0.4
Indonesia (INDO/IDR) .................    0.3                                   0.3
Israel (ISRL/ILS) ....................    2.7                                   2.7
Italy (ITLY/ITL) .....................    5.4                                   5.4
Japan (JPN/JPY) ......................   14.5                                  14.5
Korea (KOR/KRW) ......................    0.6                                   0.6
Luxembourg (LUX/ECU) .................    1.4                                   1.4
Malaysia (MAL/MYR) ...................    1.6                                   1.6
Mexico (MEX/MXN) .....................    5.3                                   5.3
Pakistan (PAK/PKR)  ..................    0.9                                   0.9
Peru (PERU/PES) ......................    0.3                                   0.3
Philippines (PHIL/PHP) ...............    0.2                                   0.2
Russia (RUS/SUR) .....................    0.1         0.4                       0.5
Singapore (SING/SGD) .................    1.0                                   1.0
Spain (SPN/ESP) ......................    0.1                                   0.1
Sweden (SWDN/SEK) ....................    3.8                                   3.8
Thailand (THAI/THB) ..................    5.5                                   5.5
Turkey (TRKY/TRL) ....................    0.2                                   0.2
United Kingdom (UK/GBP) ..............    4.6                                   4.6
United States (US/USD) ...............   26.7                        3.8       30.5
                                        ------        ---            ---      -----
Total  ...............................   95.8         0.4            3.8      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $2,465,923,091.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 149

                       GT GLOBAL TELECOMMUNICATIONS FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1995

                                                                                                                      Unrealized
                                                                           Market Value                   Delivery   Appreciation
Contracts to Buy:                                                         (U.S. Dollars)  Contract Price    Date     (Depreciation)
                                                                          --------------  --------------  ---------  -------------
French Francs...........................................................      10,584,003         5.06313   11/16/95   $   364,830
Japanese Yen............................................................      23,899,325       100.21000   11/08/95      (474,066)
Japanese Yen............................................................      26,320,810       100.17800   11/08/95      (533,889)
Japanese Yen............................................................       7,631,347       100.17800   11/08/95      (154,793)
Japanese Yen............................................................         518,540        97.97300   11/14/95       (22,425)
                                                                          --------------                             -------------
    Total Contracts to Buy (Payable amount $69,774,368).................      68,954,025                                 (820,343)
                                                                          --------------                             -------------

THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 2.80%


Contracts to Sell:
French Francs...........................................................      35,888,057         4.90035   11/16/95       (86,023)
Italian Lira............................................................      59,513,181     1,605.60000   11/16/95      (465,747)
Japanese Yen............................................................      50,220,135        90.16900   11/08/95     6,706,303
Japanese Yen............................................................      43,762,841        96.69750   11/08/95     2,494,818
Japanese Yen............................................................      72,693,474        89.90000   11/09/95     9,953,912
Japanese Yen............................................................      72,204,285        91.70000   11/14/95     8,275,542
                                                                          --------------                             -------------
    Total Contracts to Sell (Receivable amount $361,160,778)............     334,281,973                               26,878,805
                                                                          --------------                             -------------

THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 13.56%

    Total Open Forward Foreign Currency Contracts, Net..................                                              $26,058,462
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 150

                       GT GLOBAL TELECOMMUNICATIONS FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $2,357,452,344)
   (Note 1).................................................     $2,471,397,004
  U.S. currency..............................     $      961
  Foreign currencies (cost $1,379,989).......      1,426,729          1,427,690
                                                  ----------
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................         26,058,462
  Receivable for securities sold............................         22,785,737
  Receivable for Fund shares sold...........................          7,809,807
  Dividends and dividend withholding tax reclaims
   receivable...............................................          3,462,722
  Receivable for forward foreign currency contracts --
   closed (Note 1)..........................................          1,266,060
  Interest receivable.......................................            117,769
  Unamortized organizational costs..........................             12,074
  Cash held as collateral for securities loaned (Note 1)....        151,557,635
                                                                 --------------
    Total assets............................................      2,685,894,960
                                                                 --------------
Liabilities:
  Payable for Fund shares repurchased.......................         35,184,262
  Payable for securities purchased..........................         28,518,300
  Payable for investment management and administration fees
   (Note 2).................................................          2,043,619
  Payable for service and distribution expenses (Note 2)....          1,592,725
  Payable for transfer agent fees (Note 2)..................            545,407
  Payable for printing and postage expenses.................            322,690
  Payable for custodian fees (Note 1).......................             62,674
  Payable for fund accounting fees (Note 2).................             55,425
  Payable for professional fees.............................             39,053
  Payable for registration and filing fees..................             25,202
  Payable for Directors' fees and expenses (Note 2).........              7,904
  Other accrued expenses....................................             16,973
  Collateral for securities loaned (Note 1).................        151,557,635
                                                                 --------------
    Total liabilities.......................................        219,971,869
                                                                 --------------
Net assets..................................................     $2,465,923,091
                                                                 --------------
                                                                 --------------
Class A:
Net asset value and redemption price per share
 ($1,353,722,073 DIVIDED BY 82,457,608 shares
 outstanding)...............................................     $        16.42
                                                                 --------------
                                                                 --------------
Maximum offering price per share (100/95.25 of $16.42) *....     $        17.24
                                                                 --------------
                                                                 --------------
Class B:+
Net asset value and offering price per share ($1,111,520,240
 DIVIDED BY 68,621,620 shares outstanding)..................     $        16.20
                                                                 --------------
                                                                 --------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share ($680,778 DIVIDED BY 41,371 shares
 outstanding)...............................................     $        16.46
                                                                 --------------
                                                                 --------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $2,238,611,664
  Accumulated net realized gain on investments and foreign
   currency transactions....................................         87,129,699
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................         26,237,068
  Net unrealized appreciation of investments................        113,944,660
                                                                 --------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $2,465,923,091
                                                                 --------------
                                                                 --------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 151

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $2,932,991).................................................     $  25,666,862
  Interest income..............................................         7,204,936
                                                                    -------------
    Total investment income....................................        32,871,798
                                                                    -------------
Expenses:
  Investment management and administration fees (Note 2).......        23,861,460
  Service and distribution expenses: (Note 2)
    Class A..................................     $   7,238,541
    Class B..................................        11,199,568        18,438,109
                                                  -------------
  Transfer agent fees (Note 2).................................         6,735,000
  Custodian fees (Note 1)......................................         1,462,916
  Printing and postage expenses................................         1,071,067
  Fund accounting fees (Note 2)................................           654,836
  Registration and filing fees.................................           101,000
  Directors' fees and expenses (Note 2)........................            43,535
  Legal fees...................................................            35,450
  Insurance expenses...........................................            33,304
  Amortization of organization costs (Note 1)..................            17,750
  Audit fees...................................................            13,700
  Other expenses...............................................            37,165
                                                                    -------------
    Total expenses before reductions...........................        52,505,292
                                                                    -------------
      Expense reductions (Notes 1 & 7).........................        (1,379,807)
                                                                    -------------
    Total net expenses.........................................        51,125,485
                                                                    -------------
Net investment loss............................................       (18,253,687)
                                                                    -------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       139,255,816
  Net realized loss on foreign currency
   transactions..............................       (26,974,212)
                                                  -------------
    Net realized gain during the year..........................       112,281,604
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................        20,055,808
  Net change in unrealized appreciation of
   investments...............................      (203,028,268)
                                                  -------------
    Net unrealized depreciation during the year................      (182,972,460)
                                                                    -------------
Net realized and unrealized loss on investments and foreign
 currencies....................................................       (70,690,856)
                                                                    -------------
Net decrease in net assets resulting from operations...........     $ (88,944,543)
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 152

                       GT GLOBAL TELECOMMUNICATIONS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment (loss)......................      $  (18,253,687)        $   (5,008,280)
  Net realized gain on investments and
   foreign currency transactions.............         112,281,604            137,990,064
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................          20,055,808              3,578,825
  Net change in unrealized appreciation
   (depreciation) of investments.............        (203,028,268)            27,259,645
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............         (88,944,543)           163,820,254
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................                  --             (1,139,864)
  From net realized gain on investments......         (78,594,102)           (20,482,527)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................                  --               (511,428)
  From net realized gain on investments......         (58,563,435)            (9,209,255)
                                                  -----------------      -----------------
    Total distributions......................        (137,157,537)           (31,343,074)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,799,851,047          1,678,630,071
  Decrease from capital shares repurchased...      (1,936,308,797)          (661,298,601)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (136,457,750)         1,017,331,470
                                                  -----------------      -----------------
Total increase (decrease) in net assets......        (362,559,830)         1,149,808,650
Net assets:
  Beginning of year..........................       2,828,482,921          1,678,674,271
                                                  -----------------      -----------------
  End of year................................      $2,465,923,091         $2,828,482,921
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 153

                       GT GLOBAL TELECOMMUNICATIONS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                          ----------------------------------------------------------------
                                                                                         JANUARY 27, 1992
                                                                                           (COMMENCEMENT
                                                     YEAR ENDED OCTOBER 31,               OF OPERATIONS)
                                          --------------------------------------------    TO OCTOBER 31,
                                              1995          1994(C)          1993              1992
                                          ------------   -------------   -------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.80     $    16.92      $    11.16         $  11.43
                                          ------------   -------------   -------------   -----------------
Income from investment operations:
  Net investment income (loss)..........       (0.09)         (0.01)           0.08             0.14*
  Net realized and unrealized gain
   (loss) on investments................       (0.43)          1.17            5.83            (0.41)
                                          ------------   -------------   -------------   -----------------
    Net increase (decrease) from
     investment operations..............       (0.52)          1.16            5.91            (0.27)
                                          ------------   -------------   -------------   -----------------
Distributions to shareholders:
  From net investment income............        0.00          (0.01)          (0.15)            0.00
  From net realized gain on
   investments..........................       (0.86)         (0.27)           0.00             0.00
                                          ------------   -------------   -------------   -----------------
    Total distributions.................       (0.86)         (0.28)          (0.15)            0.00
                                          ------------   -------------   -------------   -----------------
Net asset value, end of period..........  $    16.42     $    17.80      $    16.92         $  11.16
                                          ------------   -------------   -------------   -----------------
                                          ------------   -------------   -------------   -----------------
Total investment return (d).............       (2.88)%         7.02%          53.60%           (2.40)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,353,722     $1,644,402      $1,223,340         $442,862
Ratio of net investment income (loss) to
 average net assets.....................       (0.49)%        (0.02)%           0.8%             2.1%*(b)
Ratio of expenses to average net assets
  With expense reductions (Notes 1 &
   7)...................................        1.77%           1.8%            2.0%             2.3%*(b)
  Without expense reductions............        1.83%            --%**           --%**            --%**
Portfolio turnover rate++++.............          62%            57%             41%               4%(b)

----------------

    + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income average net assets would have been 2.04% (See Note 2).
   ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  (a)  Not annualized.
  (b)  Annualized.
  (c) These per share operating performance data were calculated based upon weighted average shares outstanding during the year.
  (d)  Total investment return does not include sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 154

                       GT GLOBAL TELECOMMUNICATIONS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           ADVISOR
                                                                                          CLASS+++
                                                                                          ---------
                                                            CLASS B++                      JUNE 1,
                                          ---------------------------------------------     1995
                                                                         APRIL 1, 1993       TO
                                             YEAR ENDED OCTOBER 31,            TO          OCTOBER
                                          ----------------------------    OCTOBER 31,        31,
                                              1995          1994(C)           1993          1995
                                          ------------   -------------   --------------   ---------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.66     $    16.87        $  12.68         $15.24
                                          ------------   -------------   --------------   ---------
Income from investment operations:
  Net investment income (loss)..........       (0.17)         (0.10)           0.01           0.00
  Net realized and unrealized gain
   (loss) on investments................       (0.43)          1.17            4.18           1.22
                                          ------------   -------------   --------------   ---------
    Net increase (decrease) from
     investment operations..............       (0.60)          1.07            4.19           1.22
                                          ------------   -------------   --------------   ---------
Distributions to shareholders:
  From net investment income............        0.00          (0.01)           0.00           0.00
  From net realized gain on
   investments..........................       (0.86)         (0.27)           0.00           0.00
                                          ------------   -------------   --------------   ---------
    Total distributions.................       (0.86)         (0.28)           0.00           0.00
                                          ------------   -------------   --------------   ---------
Net asset value, end of period..........  $    16.20     $    17.66        $  16.87         $16.46
                                          ------------   -------------   --------------   ---------
                                          ------------   -------------   --------------   ---------
Total investment return (d).............       (3.37)%         6.50%          33.00%(a)       7.94%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,111,520     $1,184,081        $455,335         $  681
Ratio of net investment income (loss) to
 average net assets.....................       (0.99)%        (0.52)%           0.3%(b)       0.01%(b)
Ratio of expenses to average net assets
  With expense reductions (Notes 1 &
   7)...................................        2.27%           2.3%            2.5%(b)       1.27%(b)
  Without expense reductions............        2.33%            --%**           --%**        1.33%(b)
Portfolio turnover rate++++.............          62%            57%             41%            62%

----------------

  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income average net assets would have been 2.04% (See Note 2).
 ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
(a)  Not annualized.
(b)  Annualized.
(c) These per share operating performance data were calculated based upon weighted average shares outstanding during the year.
(d)  Total investment return does not include sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 155

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Telecommunications Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT Asset Management") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                  Statement of Additional Information Page 156

                       GT GLOBAL TELECOMMUNICATIONS FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange of which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount

                  Statement of Additional Information Page 157

                       GT GLOBAL TELECOMMUNICATIONS FUND
of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, securities with an aggregate value of approximately $137,286,521 were on loan to brokers. The loans were secured by cash collateral of $151,557,635. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1995, the Fund received $1,141,607 of income from securities lending which was used to offset the Fund's custody expenses.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $88,750. These expenses are being amortized on a straightline basis over a five-year period.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, the Fund may focus its investments in certain related telecommunication industries, subjecting the Fund to greater risk than a fund that is more diversified.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price

                  Statement of Additional Information Page 158

                       GT GLOBAL TELECOMMUNICATIONS FUND
may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

2. RELATED PARTIES
LGT Asset Management is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT Asset Management at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global Financial Services, Inc. ("GT Global"), an affiliate of LGT Asset Management, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, GT Global retained $578,450 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $49,798 for the year ended October 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, GT Global collected CDSCs in the amount of $4,770,375. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT Asset Management and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT Asset Management of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT Asset Management or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT Asset Management and GT Global, is the transfer agent of the Fund.

Effective May 1, 1995, LGT Asset Management has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual

                  Statement of Additional Information Page 159

                       GT GLOBAL TELECOMMUNICATIONS FUND
funds advised by LGT Asset Management ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $170,297 to LGT Asset Management.

The Company pays each of its Directors who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $1,521,325,782 and $1,784,269,521, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1995.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                OCTOBER 31, 1995             OCTOBER 31, 1994
                                                                          ----------------------------  --------------------------
CLASS A                                                                     SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
Shares sold.............................................................   83,031,164  $ 1,357,464,500   49,183,489  $ 833,820,941
Shares issued in connection with reinvestment of distributions..........    3,938,085       63,284,987    1,050,827     17,160,181
                                                                          -----------  ---------------  -----------  -------------
                                                                           86,969,249    1,420,749,487   50,234,316    850,981,122
Shares repurchased......................................................  (96,901,218)  (1,584,327,366) (30,135,506)  (509,780,043)
                                                                          -----------  ---------------  -----------  -------------
Net increase (decrease).................................................   (9,931,969) $  (163,577,879)  20,098,810  $ 341,201,079
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------


                                                                                   YEAR ENDED                   YEAR ENDED
                                                                                OCTOBER 31, 1995             OCTOBER 31, 1994
                                                                          ----------------------------  --------------------------
CLASS B                                                                     SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
Shares sold.............................................................   20,348,248  $   330,809,778   48,594,410  $ 819,697,227
Shares issued in connection with reinvestment of distributions..........    2,988,078       47,599,706      488,736      7,951,722
                                                                          -----------  ---------------  -----------  -------------
                                                                           23,336,326      378,409,484   49,083,146    827,648,949
Shares repurchased......................................................  (21,776,751)    (351,935,028)  (9,006,454)  (151,518,558)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................    1,559,575  $    26,474,456   40,076,692  $ 676,130,391
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                  JUNE 1, 1995
                                                                            (COMMENCEMENT OF SALE OF
                                                                          SHARES) TO OCTOBER 31, 1995
                                                                          ----------------------------
ADVISOR CLASS:                                                              SHARES         AMOUNT
                                                                          -----------  ---------------
Shares sold.............................................................       44,033  $       692,076
Shares repurchased......................................................       (2,662)         (46,403)
                                                                          -----------  ---------------
Net increase............................................................       41,371  $       645,673
                                                                          -----------  ---------------
                                                                          -----------  ---------------

                  Statement of Additional Information Page 160

                       GT GLOBAL TELECOMMUNICATIONS FUND

5. WRITTEN OPTIONS
The Fund's written options contracts activity for the year ended October 31, 1995, was as follows:

                                                                                                   UNDERLYING
                                                                                                 NOMINAL AMOUNT
                                                                                                     IN USD        PREMIUMS
                                                                                                 --------------   -----------
Options outstanding at October 31, 1994........................................................    300,000,000    $ 8,430,000
Options written................................................................................              0              0
Options cancelled in closing purchase transactions (loss of $4,965,000 realized)...............   (300,000,000)    (8,430,000)
Options expired prior to exercise..............................................................              0              0
Options exercised..............................................................................              0              0
                                                                                                 --------------   -----------
Options outstanding at October 31, 1995........................................................              0    $         0
                                                                                                 --------------   -----------
                                                                                                 --------------   -----------

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $173,816,787, at value.

Transactions with affiliated companies are as follows:

                                                                                PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                        COST      SALES COST      GAIN        INCOME
-----------------------------------------------------------------------------  -----------  ----------  ------------  -----------
ANTEC Corp...................................................................  $39,881,349  $  744,751   $ (149,661)  $        --
Atlantic Tele-Network, Inc...................................................      216,146          --           --            --
Bell Cablemedia PLC - ADR....................................................   12,833,179          --           --            --
Grupo Mexicano de Video - 144A ADR...........................................           --          --           --            --
Intermedia Communications of Florida, Inc....................................           --          --           --            --
International Engineering PLC - Foreign......................................   10,064,198          --           --            --
Millicom International Cellular S.A..........................................    4,175,625   1,186,241      316,004            --
Orbital Sciences Corp........................................................   11,705,749     809,678      333,306            --
PT Kabelindo Murni - Local...................................................    2,403,079          --           --       185,052
Radiotronica S.A.............................................................           --   1,291,051     (516,772)           --
Spectrian Corp...............................................................   19,582,900          --           --            --
Tele 2000 S.A................................................................      173,893          --           --            --
Three-Five Systems, Inc......................................................   17,650,046          --           --            --

7. EXPENSE REDUCTIONS
LGT Asset Management has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $238,200 under these arrangements.

8. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which LGT Asset Management is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.173 per share (representing an approximate total of $25,368,596). The total amount of taxes paid by the Fund to such countries was approximately $0.031 per share (representing an approximate total of $4,523,548).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $79,742,755 as capital gain dividends for the fiscal year ended October 31, 1995.

                  Statement of Additional Information Page 161

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 162

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 163

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 164

                             GT GLOBAL THEME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

G.T. GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

G.T. GLOBAL AMERICA VALUE FUND
Concentrates of equity securities of large cap companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market
GROWTH AND INCOME FUNDS

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

FIXED INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL FINANCIAL SERVICES FUND, GLOBAL FINANCIAL SERVICES PORTFOLIO, GT GLOBAL INFRASTRUCTURE FUND, GLOBAL INFRASTRUCTURE PORTFOLIO, GT GLOBAL NATURAL RESOURCES FUND, GLOBAL NATURAL RESOURCES PORTFOLIO, GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO, GT GLOBAL HEALTH CARE FUND, GT GLOBAL TELECOMMUNICATIONS FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON IN SUCH JURISDICTION TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                      THESX602MC